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     As filed with the Securities and Exchange Commission on March 29, 2004
                 Securities Act of 1933 Registration No. 2-80543
            Investment Company Act of 1940 Registration No. 811-3605

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
     Pre-Effective Amendment No. _____    [_]
     Post-Effective Amendment No. 53      [X]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 57                     [X]
                        (Check appropriate box or boxes)

                                   ----------

                          NORTHERN INSTITUTIONAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             50 South LaSalle Street
                             Chicago, Illinois 60675
                    (Address of Principal Executive Offices)

                                  800-637-1380
              (Registrant's Telephone Number, including Area Code)

                                   ----------

Name and Address of Agent for Service:
Jeffrey A. Dalke                          with a copy to:
Drinker Biddle & Reath LLP                Linda Hoard, Assistant Secretary
One Logan Square                          PFPC Inc.
18/th/ and Cherry Streets                 99 High Street, 27/th/ Floor
Philadelphia, Pennsylvania                Boston, Massachusetts 02110
19103-6996

It Is Proposed That This Filing Become Effective (Check Appropriate Box):
     [X] immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] On (date)pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

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       NORTHERN INSTITUTIONAL FUNDS

                                                              EQUITY PORTFOLIOS

.. INTERNATIONAL GROWTH PORTFOLIO

.. INTERNATIONAL EQUITY INDEX PORTFOLIO

.. SMALL COMPANY GROWTH PORTFOLIO

.. SMALL COMPANY INDEX PORTFOLIO

.. MID CAP GROWTH PORTFOLIO

.. FOCUSED GROWTH PORTFOLIO

.. DIVERSIFIED GROWTH PORTFOLIO

.. EQUITY INDEX PORTFOLIO

.. BALANCED PORTFOLIO

                        Prospectus dated April 1, 2004

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.



5
      Equity Portfolios

      5
            International Growth Portfolio

      6
            International Equity Index Portfolio

      7
            Small Company Growth Portfolio

      8
            Small Company Index Portfolio

      9
            Mid Cap Growth Portfolio

      10
            Focused Growth Portfolio

      11
            Diversified Growth Portfolio

      11
            Equity Index Portfolio

      12
            Balanced Portfolio

14
      Principal Investment Risks

17
      Portfolio Performance

      18
            International Growth Portfolio

      19
            International Equity Index Portfolio

      20
            Small Company Growth Portfolio

      21
            Small Company Index Portfolio

      22
            Mid Cap Growth Portfolio

      23
            Focused Growth Portfolio

      24
            Diversified Growth Portfolio

      25
            Equity Index Portfolio

      26
            Balanced Portfolio

27
      Broad-Based Securities Market Indices

28
      Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

36
      Investment Advisers

37
      Advisory Fees

38
      Portfolio Management

39
      Other Portfolio Services


ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

40
    Purchasing and Selling Shares

    40
        Purchasing Shares

    40
        Opening an Account

    41
        Selling Shares

42
    Account Policies and Other Information

    42
        Purchase and Redemption Minimums

    42
        Calculating Share Price

    42
        Timing of Purchase Requests

    42
        Additional Transaction Fee

    43
        Miscellaneous Purchase Information

    43
        Timing of Redemption and Exchange Requests

    43
        Payment of Redemption Proceeds

    43
        Redemption Fees

    44
        Miscellaneous Redemption Information

    44
        Exchange Privileges

    45
        Excessive Trading in Portfolio Shares

    45
        In-Kind Purchases and Redemptions

    45
        Telephone Transactions

    45
        Making Changes to Your Account Information

    45
        Business Day

    45
        Good Order

    45
        Customer Identification Program

    46
        Early Closings

    46
        Emergency Events

    46
        Financial Intermediaries

    47
        Shareholder Communications

48
    Dividends and Distributions

49
    Tax Considerations

RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL
INFORMATION

51
    Risks, Securities and Techniques

    51
        Additional Information on Investment Objectives,
        Principal Investment Strategies and Related Risks

   TABLE OF CONTENTS



    56
        Additional Description of Securities and Common
        Investment Techniques

    65
        Disclaimers

67
    Financial Information

    68
        Financial Highlights

FOR MORE INFORMATION

88
    Annual/Semiannual Reports

88
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the portfolio or portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes one balanced and eight equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers fixed income and money market portfolios, which are described in separate prospectuses.


In addition to the instruments described on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 51 of this Prospectus and in the Statement of Additional Information ("Additional Statement"). As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible securities, equity interest in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   EQUITY PORTFOLIOS


INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of the company's products.

Although the Portfolio primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 14 for a discussion of these risks.



                                                              EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE(R) Index").

The EAFE(R) Index is a broad-based market capitalization weighted index that includes over 1,000 securities in twenty-one foreign countries as of November 30, 2003. It is widely considered representative of foreign stock market performance overall.

Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the EAFE(R) Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the EAFE(R) Index, in weightings that approximate the relative composition of the securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the EAFE(R) Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the EAFE(R) Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the EAFE(R) Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the EAFE(R) Index, more than 25% of the Portfolio's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the EAFE(R) Index within a 0.95 correlation coefficient.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, tracking, currency, country and foreign regulatory risks. See page 14 for a discussion of these risks.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SMALL COMPANY GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell 2000(R)/ /Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of November 30, 2003, the market capitalization of the companies in the Russell 2000 Index was between $47.9 million and $2.2 billion. The size of companies in such Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Portfolio is not limited to the stocks in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

.. Debt to equity ratio;

.. Market share and competitive leadership of the company's products;

.. Earnings growth relative to relevant competitors; and

.. Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in initial public offerings ("IPOs"). An IPO is a company's first offering of stock to the public.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, small cap stock, technology securities, IPO and portfolio turnover risks. See page 14 for a discussion of these risks.



                                                              EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000(R) Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of November 30, 2003, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $47.9 million and $2.2 billion.

Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Russell 2000 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, tracking, small cap stock and technology securities risks. See page 14 for a discussion of these risks.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of November 30, 2003, the market capitalization of the companies in the Russell Midcap Index was between $414.9 million and $15.3 billion. The size of companies in such Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Portfolio is not limited to the stocks included in the Russell Midcap Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

.. Debt to equity ratio;

.. Market share and competitive leadership of the company's products;

.. Earnings growth relative to relevant competitors; and

.. Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Portfolio may make significant investments in IPOs. The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Russell does not endorse any stock in the Russell Midcap Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, mid cap stock, technology securities, IPO, and portfolio turnover risks. See page 14 for a discussion of these risks.



                                                              EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio, under normal circumstances, will invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of the company's products.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, technology securities and portfolio turnover risks. See page 14 for a discussion of these risks.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio, under normal circumstances, will invest at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of the company's products.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, technology securities and portfolio turnover risks. See page 14 for a discussion of these risks.


EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500 Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index tend to be industry leaders within the U.S. economy as determined by Standard and Poor's Rating Services ("S&P"). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of November 30, 2003, the approximate market capitalization range of companies included in the S&P 500 Index was between $665.8 million and $287.2 billion.

S&P does not endorse any stock in the S&P 500 Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the S&P 500 Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500 Index. Because


                                                              EQUITY PORTFOLIOS
the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the S&P 500 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, tracking and technology securities risks. See page 14 for a discussion of these risks.



BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation and current income, the Portfolio, under normal circumstances, will invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

When investing in equity securities, the Portfolio generally invests in a broad mix of companies. Such companies generally have market capitalizations in excess of $1 billion. Using fundamental research and quantitative analysis, the investment management team buys equity securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The investment team also may sell securities in response to market conditions in order to maintain the desired equity securities composition in light of the Portfolio's investment objective and strategies. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

.. Sales and earnings growth;

.. Return on equity;

.. Debt to equity ratio; and

.. Market share and competitive leadership of the company's products.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Although the Portfolio primarily invests in the equity securities of U.S. issuers, it may make limited investments in the equity securities of foreign issuers.

In buying and selling securities for the fixed income portion of the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the investment management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio invests in a broad range of fixed income securities, including:

.. Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities; and

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") or of comparable quality), it may invest to a limited extent in obligations of foreign issues and in securities that are rated below investment grade ("junk bonds").

The dollar-weighted average maturity of the fixed income portion of the Portfolio, under normal circumstances, will range between two and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, stock, derivatives, high-yield, interest rate/maturity, credit (or default), prepayment (or call), debt extension, structured securities, and portfolio turnover risks. See page 14 for a discussion of these risks.



                                                              EQUITY PORTFOLIOS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk which will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio. AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
  The following summarizes the principal risks that apply to the Portfolios.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO ALL PORTFOLIOS

Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Portfolio holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolios may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility.

Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

RISKS THAT APPLY PRIMARILY TO THE BALANCED PORTFOLIO

High-yield risk may impact the value of non-investment grade securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities.

Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities generally are believed to have relatively low degrees of credit risk.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Structured securities risk is the risk that loss may result from a Portfolio's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in specific currencies, commodities, securities, indices or other financial indicators. For these reasons structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured securities may adversely affect the Portfolio's net asset value. In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured security.

RISK THAT APPLIES TO THE INTERNATIONAL EQUITY INDEX, SMALL COMPANY INDEX AND EQUITY INDEX PORTFOLIOS

Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH AND SMALL COMPANY INDEX PORTFOLIOS

Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects.

RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH PORTFOLIO

Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH, SMALL COMPANY INDEX, MID CAP GROWTH, FOCUSED GROWTH, DIVERSIFIED GROWTH AND EQUITY INDEX PORTFOLIOS

Technology securities risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY GROWTH AND MID CAP GROWTH PORTFOLIOS

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of


                                                              EQUITY PORTFOLIOS
a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As a Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance.

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL GROWTH AND INTERNATIONAL EQUITY INDEX PORTFOLIOS

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL GROWTH PORTFOLIO

Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, especially are subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL GROWTH, SMALL COMPANY GROWTH, MID CAP GROWTH, FOCUSED GROWTH, DIVERSIFIED GROWTH AND BALANCED PORTFOLIOS

Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses which may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios exceeded 100%.


More information about the Portfolios is provided in "Risks, Securities and Techniques" beginning on page 51. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Portfolio.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO PERFORMANCE


  EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES--CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S CLASS A SHARES FROM YEAR TO YEAR, AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO'S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 27.



  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

  Class C Shares and Class D Shares of a Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception also will differ according to the inception date for each class. As of the date of this Prospectus, no Class C Shares of the International Growth, International Equity Index, Small Company Growth, Small Company Index and Diversified Growth Portfolios were outstanding.

  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

--------------------------------------------------------------------------------


                                                              EQUITY PORTFOLIOS

   INTERNATIONAL GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]

 1995    1996    1997     1998     1999     2000    2001      2002     2003
-----    -----   -----    -----    -----    -----   -----     -----    -----
2.52%    5.12%   6.48%   24.54%   35.35%   (8.95)% (26.32)%  (16.95)%  42.97


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  1998     19.00%
Worst Quarter Return   Q3  2002    (18.72)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Inception                                              Since
                                                                Date              1-Year          5-Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A          Return before taxes                           3/28/94            42.97%            1.52%            4.61%
------------------------------------------------------------------------------------------------------------------------------------
                 Return after taxes on distributions                              43.14%          (0.80)%            2.53%
                 Return after taxes on distributions                              28.41%            0.16%            2.86%
                 and sale of portfolio shares
MSCI EAFE(R) Index*                                                               38.59%          (0.05)%            4.22%
------------------------------------------------------------------------------------------------------------------------------------
Class D          Return before taxes                          11/16/94**          42.44%            1.52%            4.20%
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index*                                                               38.59%          (0.05)%            4.14%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.
**For Class D Shares, performance from August 23, 1999 through June 14, 2001 is that of Class A, as no Class D Shares were outstanding during such period. Because the fees and expenses of Class D Shares are higher than those of Class A Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INTERNATIONAL EQUITY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)*

                                    [CHART]


 1998     1999       2000      2001       2002      2003
 ----     ----       ----      ----       ----      ----
18.92%   26.06%    (14.36)%   (21.22)%   (16.25)%    38.90%

*The returns in the bar chart do not reflect the special transaction fee which is charged on the purchase of shares and is explained on page 42. If they did reflect such fee, returns would be less than those shown.

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  1998     19.84%
Worst Quarter Return   Q3  2002    (19.77)%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Inception                                             Since
                                                                Date             1-Year          5-Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A          Return before taxes                            4/1/97           38.90%          (0.21)%            3.38%
------------------------------------------------------------------------------------------------------------------------------------
                 Return after taxes on distributions                             38.45%          (0.92)%            2.48%
                 Return after taxes on distributions                             26.57%          (0.41)%            2.55%
                 and sale of portfolio shares
MSCI EAFE(R) Index**                                                             38.59%          (0.05)%            3.21%
------------------------------------------------------------------------------------------------------------------------------------
Class D          Return before taxes                           10/5/98           37.53%          (0.93)%            3.54%
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index**                                                             38.59%          (0.05)%            3.59%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
**The Index figures do not reflect any fees, expenses or taxes.


                                                              EQUITY PORTFOLIOS

   SMALL COMPANY GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]

 2000       2001     2002      2003
 ----       ----     ----      ----
(11.76)%  (21.52)%  (25.91)%  36.50%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q2  2003      20.98%
Worst Quarter Return   Q1  2001     (23.69)%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Inception                              Since
                                                                              Date              1-Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A           Return before taxes                                        12/1/99            36.50%            (5.20)%
------------------------------------------------------------------------------------------------------------------------------------
                  Return after taxes on distributions                                           36.50%            (5.20)%
                  Return after taxes on distributions and sale of                               23.73%            (4.37)%
                  portfolio shares
Russell 2000(R) Growth Index*                                                                   48.54%            (3.68)%
------------------------------------------------------------------------------------------------------------------------------------
Class D           Return before taxes                                        6/13/02            35.95%              6.57%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index*                                                                      48.54%              9.03%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   SMALL COMPANY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)*

                                    [CHART]

 1994     1995    1996    1997   1998    1999    2000    2001     2002     2003
 -----   -----   -----   -----   -----   -----   -----   -----   -----    ------
(2.25)%  27.62%  15.88%  22.13% (2.80)%  20.18% (3.24)%  2.19%  (20.55)%  47.07%

*The returns in the bar chart do not reflect the special transaction fee which is charged on the purchase of shares and is explained on page 42. If they did reflect such fee, returns would be less than those shown.

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q2  2003     23.45%
Worst Quarter Return   Q3  2002    (21.31)%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Inception                                                         Since
                                                     Date            1-Year         5-Year         10-Year         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A          Return before taxes                1/11/93          47.07%         6.79%           9.07%            9.88%
------------------------------------------------------------------------------------------------------------------------------------
                 Return after taxes on                               46.77%         4.76%           6.61%            7.49%
                 distributions
                 Return after taxes on
                 distributions and sale of                           30.96%         4.66%           6.50%            7.29%
                 portfolio shares
Russell 2000(R) Index**                                              47.25%         7.13%           9.47%           10.30%
------------------------------------------------------------------------------------------------------------------------------------
Class D          Return before taxes                12/8/94          46.44%         6.29%             N/A           10.61%
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                                                 47.25%         7.13%             N/A           11.02%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
**The Index figures do not reflect any fees, expenses or taxes.


                                                              EQUITY PORTFOLIOS

   MID CAP GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]



  2000      2001       2002      2003
  ----      ----       ----      ----
 12.90%   (17.36)%   (20.04)%   31.77%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q1  2000      23.90%
Worst Quarter Return   Q3  2001     (19.24)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Inception                              Since
                                                                              Date              1-Year           Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A           Return before taxes                                       12/31/99            31.77%            (0.43)%
------------------------------------------------------------------------------------------------------------------------------------
                  Return after taxes on distributions                                           31.77%            (0.43)%
                  Return after taxes on distributions and sale of                               20.65%            (0.36)%
                  portfolio shares
Russell Midcap(R) Growth Index*                                                                 42.71%            (7.56)%
------------------------------------------------------------------------------------------------------------------------------------
Class C           Return before taxes                                         4/4/01            31.49%              4.81%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index*                                                                    42.71%              3.67%
------------------------------------------------------------------------------------------------------------------------------------
Class D           Return before taxes                                        1/29/01            31.17%            (4.33)%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Growth Index*                                                                    42.71%            (8.06)%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FOCUSED GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]


 1994    1995   1996   1997   1998    1999   2000    2001     2002     2003
 -----  -----  -----  -----   -----   -----  -----   -----    -----   ------
(6.65)% 23.74% 14.22% 33.66% 36.50%  34.78% (3.46)% (24.72)% (26.16)% 20.40%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  1998     27.60%
Worst Quarter Return   Q1  2001    (19.00)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                  Inception                                                          Since
                                                    Date            1-Year         5-Year          10-Year         Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A         Return before taxes                 7/1/93          20.40%         (2.73)%          7.68%            8.06%
------------------------------------------------------------------------------------------------------------------------------------
                Return after taxes on                               20.40%         (3.78)%          5.87%            6.32%
                distributions
                Return after taxes on
                distributions and sale of                           13.26%         (2.42)%          6.02%            6.41%
                portfolio shares
Russell 1000(R) Growth Index*                                       29.75%         (5.11)%          9.21%            9.30%
------------------------------------------------------------------------------------------------------------------------------------
Class C         Return before taxes                6/14/96          20.15%         (2.95)%            N/A            6.53%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index*                                          29.75%         (5.11)%            N/A            5.78%
------------------------------------------------------------------------------------------------------------------------------------
Class D         Return before taxes                12/8/94          19.87%         (3.10)%            N/A            9.53%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index*                                          29.75%         (5.11)%            N/A           10.07%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.


                                                              EQUITY PORTFOLIOS

   DIVERSIFIED GROWTH PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]


 1994     1995    1996   1997    1998   1999    2000    2001     2002     2003
 -----   -----   -----  ------  ------  -----   -----   -----    -----   ------
(9.33)%  24.48%  17.50% 31.30%  34.96%  22.82% (6.05)% (16.42)% (22.98)% 25.39%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  1998     24.46%
Worst Quarter Return   Q3  2002    (17.57)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended
December 31, 2003)
----------------------------------------------------------------------------
                                  Inception                          Since
                                    Date    1-Year 5-Year  10-Year Inception
----------------------------------------------------------------------------
Class A Return before taxes        1/11/93  25.39% (1.41)%  8.15%    8.42%
----------------------------------------------------------------------------
        Return after taxes on               25.26% (4.42)%  5.39%    5.85%
        distributions
        Return after taxes on
        distributions and sale              16.60% (1.84)%  6.24%    6.56%
        of portfolio shares
S&P 500(R) Index*                           28.68% (0.57)% 11.08%   10.98%
----------------------------------------------------------------------------
Class D Return before taxes        9/14/94  25.09% (1.80)%    N/A    9.00%
----------------------------------------------------------------------------
S&P 500 Index*                              28.68% (0.57)%    N/A   11.44%
----------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   EQUITY INDEX PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001     2002     2003
----    ----    ----    ----    ----    ----    ----    -----    -----    -----
1.12%  37.23%  22.65%  32.72%  28.28%  20.61%  (9.18)% (12.05)% (22.32)%  28.50%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return   Q4    1998     21.22%
Worst Quarter Return  Q3    2002    (17.30)%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended
December 31, 2003)
----------------------------------------------------------------------------
                                  Inception                          Since
                                    Date    1-Year 5-Year  10-Year Inception
----------------------------------------------------------------------------
Class A Return before taxes        1/11/93  28.50% (0.78)% 10.79%   10.88%
----------------------------------------------------------------------------
        Return after taxes on               28.09% (2.51)%  8.76%    8.93%
        distributions
        Return after taxes on
        distributions and sale              18.86% (1.13)%  8.71%    8.83%
        of portfolio shares
S&P 500 Index*                              28.68% (0.57)% 11.08%   10.98%
----------------------------------------------------------------------------
Class C Return before taxes        9/28/95  28.11% (1.04)%    N/A    9.28%
----------------------------------------------------------------------------
S&P 500 Index*                              28.68% (0.57)%    N/A    9.85%
----------------------------------------------------------------------------
Class D Return before taxes        9/14/94  27.91% (1.14)%    N/A   11.00%
----------------------------------------------------------------------------
S&P 500 Index*                              28.68% (0.57)%    N/A   11.44%
----------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state andlocal taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are notrelevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-taxreturns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.


                                                              EQUITY PORTFOLIOS

   BALANCED PORTFOLIO

   CALENDAR YEAR TOTAL RETURN (CLASS A)
                                    [CHART]

 1994     1995    1996    1997    1998    1999   2000    2001     2002     2003
 -----   -----   -----   -----    -----   -----  -----   -----    -----   ------
(6.02)%  20.55%  11.26%  20.21%  22.37%  12.76%  0.98%  (4.75)%  (9.59)%  16.38%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  1998      13.43%
Worst Quarter Return   Q3  2002      (7.74)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended
December 31, 2003)
----------------------------------------------------------------------------
                                  Inception                          Since
                                    Date    1-Year 5-Year  10-Year Inception
----------------------------------------------------------------------------
Class A Return before taxes         7/1/93  16.38%   2.68%  7.78%    7.91%
----------------------------------------------------------------------------
        Return after taxes on               15.96%   0.94%  5.91%    6.08%
        distributions
        Return after taxes on
        distributions and sale              10.78%   1.48%  5.82%    5.96%
        of portfolio shares
Lehman Brothers Intermediate                 4.31%   6.65%  6.62%    6.54%
Government/Corporate Bond Index*
----------------------------------------------------------------------------
S&P 500 Index*                              28.68% (0.57)% 11.08%   11.02%
----------------------------------------------------------------------------
Class C Return before taxes       12/29/95  16.14%   2.47%    N/A    7.88%
----------------------------------------------------------------------------
Lehman Brothers Intermediate                 4.31%   6.65%    N/A    6.69%
Government/Corporate Bond Index*
----------------------------------------------------------------------------
S&P 500 Index*                              28.68% (0.57)%    N/A    9.38%
----------------------------------------------------------------------------
Class D Return before taxes        2/20/96  15.99%   2.29%    N/A    7.59%
----------------------------------------------------------------------------
Lehman Brothers Intermediate                 4.31%   6.65%    N/A    6.89%
Government/Corporate Bond Index*
----------------------------------------------------------------------------
S&P 500 Index*                              28.68% (0.57)%    N/A    8.99%
----------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and localtaxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant toinvestors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns areshown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   BROAD-BASED SECURITIES MARKET INDICES

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

The MSCI EAFE(R) Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 27% of the total market capitalization of the Russell 1000 Index as of November 30, 2003.

The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization, which represents approximately 91% of the total market capitalization of the Russell 3000 Index as of November 30, 2003.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 9% of the total market capitalization of the Russell 3000 Index as of November 30, 2003.

The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of November 30, 2003.

The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000(R) Growth Index is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.


                                                              EQUITY PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 42.)



As indicated below, the Small Company Index and International Equity Index Portfolios charge an additional transaction fee on the purchase of shares. (For more information, please see "Additional Transaction Fee" on page 42.)


                           -----------------------------------------------------------------------------------
                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           -----------------------------------------------------------------------------------
                                                                             Maximum Sales
                              Maximum         Additional                     Charge (Load)
                            Sales Charge  Transactional Fees     Maximum      Imposed on
                           (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio                   on Purchases   amount invested)   Charge (Load)  Distributions   Fees**     Fees
--------------------------------------------------------------------------------------------------------------
International Growth
  Class A                       None              None             None          None        2.00%      None
  Class C*                      None              None             None          None        2.00%      None
  Class D                       None              None             None          None        2.00%      None
--------------------------------------------------------------------------------------------------------------
International Equity Index
  Class A                       None             1.00%             None          None        1.00%      None
  Class C*                      None             1.00%             None          None        1.00%      None
  Class D                       None             1.00%             None          None        1.00%      None
--------------------------------------------------------------------------------------------------------------
Small Company Growth
  Class A                       None              None             None          None         None      None
  Class C*                      None              None             None          None         None      None
  Class D                       None              None             None          None         None      None
--------------------------------------------------------------------------------------------------------------
Small Company Index
  Class A                       None             0.50%             None          None         None      None
  Class C*                      None             0.50%             None          None         None      None
  Class D                       None             0.50%             None          None         None      None
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth
  Class A                       None              None             None          None         None      None
  Class C                       None              None             None          None         None      None
  Class D                       None              None             None          None         None      None
--------------------------------------------------------------------------------------------------------------
Focused Growth
  Class A                       None              None             None          None         None      None
  Class C                       None              None             None          None         None      None
  Class D                       None              None             None          None         None      None
--------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------

  * As of the date of the Prospectus, no shares of this class are issued and outstanding.

  **Beginning on or about June 1, 2004, the International Growth and International Equity Index Portfolios have a redemption fee on shares sold or exchanged (as a percentage of amount redeemed) within 30 days of purchase.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------
                                                                              Total Annual
Management Distribution  Other   Servicing Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses   Fees         Fees        Expenses/(1)/     Expenses/(2)/
------------------------------------------------------------------------------------------------
  0.90%        None      0.31%      None        0.01%           0.30%             1.21%
  0.90%        None      0.55%     0.15%        0.10%           0.30%             1.45%
  0.90%        None      0.70%     0.25%        0.15%           0.30%             1.60%
------------------------------------------------------------------------------------------------
  0.35%        None      0.35%      None        0.01%           0.34%             0.70%
  0.35%        None      0.59%     0.15%        0.10%           0.34%             0.94%
  0.35%        None      0.74%     0.25%        0.15%           0.34%             1.09%
------------------------------------------------------------------------------------------------
  0.95%        None      0.40%      None        0.01%           0.39%             1.35%
  0.95%        None      0.64%     0.15%        0.10%           0.39%             1.59%
  0.95%        None      0.79%     0.25%        0.15%           0.39%             1.74%
------------------------------------------------------------------------------------------------
  0.30%        None      0.34%      None        0.01%           0.33%             0.64%
  0.30%        None      0.58%     0.15%        0.10%           0.33%             0.88%
  0.30%        None      0.73%     0.25%        0.15%           0.33%             1.03%
------------------------------------------------------------------------------------------------
  0.90%        None      0.40%      None        0.01%           0.39%             1.30%
  0.90%        None      0.64%     0.15%        0.10%           0.39%             1.54%
  0.90%        None      0.79%     0.25%        0.15%           0.39%             1.69%
------------------------------------------------------------------------------------------------
  0.85%        None      0.15%      None        0.01%           0.14%             1.00%
  0.85%        None      0.39%     0.15%        0.10%           0.14%             1.24%
  0.85%        None      0.54%     0.25%        0.15%           0.14%             1.39%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


                                                              EQUITY PORTFOLIOS

                   -----------------------------------------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   -----------------------------------------------------------------------------------
                                                                     Maximum Sales
                      Maximum         Additional                     Charge (Load)
                    Sales Charge  Transactional Fees     Maximum      Imposed on
                   (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio           on Purchases   amount invested)   Charge (Load)  Distributions    Fees      Fees
------------------------------------------------------------------------------------------------------
Diversified Growth
  Class A               None             None              None          None         None      None
  Class C*              None             None              None          None         None      None
  Class D               None             None              None          None         None      None
------------------------------------------------------------------------------------------------------
Equity Index
  Class A               None             None              None          None         None      None
  Class C               None             None              None          None         None      None
  Class D               None             None              None          None         None      None
------------------------------------------------------------------------------------------------------
Balanced
  Class A               None             None              None          None         None      None
  Class C               None             None              None          None         None      None
  Class D               None             None              None          None         None      None
------------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------


  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------
                                                                              Total Annual
Management Distribution  Other   Servicing Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses   Fees         Fees        Expenses/(1)/     Expenses/(2)/
------------------------------------------------------------------------------------------------
  0.75%        None      0.22%      None        0.01%           0.21%             0.97%
  0.75%        None      0.46%     0.15%        0.10%           0.21%             1.21%
  0.75%        None      0.61%     0.25%        0.15%           0.21%             1.36%
------------------------------------------------------------------------------------------------
  0.20%        None      0.15%      None        0.01%           0.14%             0.35%
  0.20%        None      0.39%     0.15%        0.10%           0.14%             0.59%
  0.20%        None      0.54%     0.25%        0.15%           0.14%             0.74%
------------------------------------------------------------------------------------------------
  0.60%        None      0.19%      None        0.01%           0.18%             0.79%
  0.60%        None      0.43%     0.15%        0.10%           0.18%             1.03%
  0.60%        None      0.58%     0.25%        0.15%           0.18%             1.18%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


                                                              EQUITY PORTFOLIOS

FOOTNOTES

/1/"Other Operating Expenses," along with "Servicing Fees" and "Transfer Agency
   Fees," is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.15% of the average daily net assets of each of the International Growth and International Equity Index Portfolios, and 0.10% of the average daily net assets of each other Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.25% of the International Growth and International Equity Index Portfolios' average daily net assets, and 0.10% of each other Portfolio's average daily net assets.

/2/The Investment Advisers have voluntarily agreed to waive a portion of their management fees, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios as a result of these voluntary fee reductions and the expense reimbursements discussed in footnote 1. Voluntary fee reductions may be modified, terminated or implemented at any time at the option of the Investment Advisers or other service providers to the Portfolios. If this occurs, "Total Annual Operating Expenses" may increase (or decrease) without shareholder approval.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

--------------------------------------------------------------------------------

                           Management Distribution  Other      Total Annual
Portfolio                     Fees    (12b-1) Fees Expenses Operating Expenses
--------------------------------------------------------------------------------
International Growth
 Class A                     0.80%        None      0.26%         1.06%
 Class C*                    0.80%        None      0.50%         1.30%
 Class D                     0.80%        None      0.65%         1.45%
--------------------------------------------------------------------------------
International Equity Index
 Class A                     0.25%        None      0.26%         0.51%
 Class C*                    0.25%        None      0.50%         0.75%
 Class D                     0.25%        None      0.65%         0.90%
--------------------------------------------------------------------------------
Small Company Growth
 Class A                     0.80%        None      0.11%         0.91%
 Class C*                    0.80%        None      0.35%         1.15%
 Class D                     0.80%        None      0.50%         1.30%
--------------------------------------------------------------------------------
Small Company Index
 Class A                     0.20%        None      0.11%         0.31%
 Class C*                    0.20%        None      0.35%         0.55%
 Class D                     0.20%        None      0.50%         0.70%
--------------------------------------------------------------------------------
Mid Cap Growth
 Class A                     0.80%        None      0.11%         0.91%
 Class C                     0.80%        None      0.35%         1.15%
 Class D                     0.80%        None      0.50%         1.30%
--------------------------------------------------------------------------------
Focused Growth
 Class A                     0.75%        None      0.11%         0.86%
 Class C                     0.75%        None      0.35%         1.10%
 Class D                     0.75%        None      0.50%         1.25%
--------------------------------------------------------------------------------
Diversified Growth
 Class A                     0.65%        None      0.11%         0.76%
 Class C*                    0.65%        None      0.35%         1.00%
 Class D                     0.65%        None      0.50%         1.15%
--------------------------------------------------------------------------------
Equity Index
 Class A                     0.10%        None      0.11%         0.21%
 Class C                     0.10%        None      0.35%         0.45%
 Class D                     0.10%        None      0.50%         0.60%
--------------------------------------------------------------------------------
Balanced
 Class A                     0.50%        None      0.11%         0.61%
 Class C                     0.50%        None      0.35%         0.85%
 Class D                     0.50%        None      0.50%         1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


                                                              EQUITY PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           ----------------------------------------------------------

           Portfolio                  1 Year 3 Years 5 Years 10 Years
           ----------------------------------------------------------
           International Growth
            Class A                    $123   $384    $665    $1,466
            Class C                    $148   $459    $792    $1,735
            Class D                    $163   $505    $871    $1,900
           ----------------------------------------------------------
           International Equity Index
            Class A                     $72   $224    $390      $871
            Class C                     $96   $300    $520    $1,155
            Class D                    $111   $347    $601    $1,329
           ----------------------------------------------------------
           Small Company Growth
            Class A                    $137   $428    $739    $1,624
            Class C                    $162   $502    $866    $1,889
            Class D                    $177   $548    $944    $2,052
           ----------------------------------------------------------
           Small Company Index
            Class A                     $65   $205    $357      $798
            Class C                     $90   $281    $488    $1,084
            Class D                    $105   $328    $569    $1,259
           ----------------------------------------------------------
           Mid Cap Growth
            Class A                    $132   $412    $713    $1,568
            Class C                    $157   $486    $839    $1,834
            Class D                    $172   $533    $918    $1,998
           ----------------------------------------------------------
           Focused Growth
            Class A                    $102   $318    $552    $1,225
            Class C                    $126   $393    $681    $1,500
            Class D                    $142   $440    $761    $1,669
           ----------------------------------------------------------
           Diversified Growth
            Class A                     $99   $309    $536    $1,190
            Class C                    $123   $384    $665    $1,466
            Class D                    $138   $431    $745    $1,635
           ----------------------------------------------------------
           ----------------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                  --------------------------------------------

                  Portfolio    1 Year 3 Years 5 Years 10 Years
                  --------------------------------------------
                  Equity Index
                   Class A       $36   $113    $197      $443
                   Class C       $60   $189    $329      $738
                   Class D       $76   $237    $411      $918
                  --------------------------------------------
                  Balanced
                   Class A       $81   $252    $439      $978
                   Class C      $105   $328    $569    $1,259
                   Class D      $120   $375    $649    $1,432
                  --------------------------------------------
                  --------------------------------------------


                                                              EQUITY PORTFOLIOS

   INVESTMENT ADVISERS

Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), serve jointly as the Investment Advisers of the International Growth and Balanced Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It also is registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets under discretionary management.

Under the Advisory Agreement with Northern Institutional Funds, each Investment Adviser, subject to the general supervision of Northern Institutional Funds' Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2003.

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

          -----------------------------------------------------------
                                                     Advisory Fee
                                     Contractual Paid for Fiscal Year
          Portfolio                     Rate        Ended 11/30/03
          -----------------------------------------------------------
          International Growth          0.90%           0.80%
          -----------------------------------------------------------
          International Equity Index    0.35%           0.25%
          -----------------------------------------------------------
          Small Company Growth          0.95%           0.80%
          -----------------------------------------------------------
          Small Company Index           0.30%           0.20%
          -----------------------------------------------------------
          Mid Cap Growth                0.90%           0.80%
          -----------------------------------------------------------
          Focused Growth                0.85%           0.75%
          -----------------------------------------------------------
          Diversified Growth            0.75%           0.65%
          -----------------------------------------------------------
          Equity Index                  0.20%           0.10%
          -----------------------------------------------------------
          Balanced                      0.60%           0.50%
          -----------------------------------------------------------
          -----------------------------------------------------------





                                                              EQUITY PORTFOLIOS

   PORTFOLIO MANAGEMENT

  THE INVESTMENT ADVISERS EMPLOY A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS.
  BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE ACTIVELY MANAGED PORTFOLIOS.

--------------------------------------------------------------------------------

The management team leaders for the Balanced Portfolio are Colin A. Robertson, Senior Vice President of Northern Trust, and Robert Mitchell, Vice President of Northern Trust. Mr. Robertson has had such responsibility since September 2002 and Mr. Mitchell has had such responsibility since December 2002. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. From 1996 to 1999, Mr. Robertson was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral portfolios. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed various equity and balanced portfolios.

The management team leaders for the Diversified Growth Portfolio are John B. Leo, Senior Vice President of Northern Trust, and Robert Mitchell. They have had such responsibility since December 2002. Mr. Leo joined Northern Trust in 1984 and manages various equity portfolios.

The management team leader for the Focused Growth Portfolio is Robert N. Streed, Senior Vice President of Northern Trust. Mr. Streed has had such responsibility since December 2002. He joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The management team leaders for the International Growth Portfolio are Richard Rothwell and Diane Jones, both Vice Presidents of Northern Trust. They have had such responsibility since November 2002. Mr. Rothwell joined Northern Trust in July 2002. From 1997 to 2002, Mr. Rothwell was an emerging markets portfolio manager with Deutsche Asset Management. He has been a member of the Portfolio's management team since July 2002. Ms. Jones joined Northern Trust in August 2000 and manages various equity portfolios. From 1996 to 1998, she was a European equity portfolio manager for Courtaulds Pension Fund, and from 1998 to 2000, was a European equity portfolio manager with Julius Baer. She has been a member of the Portfolio's management team since August 2000.

The management team leaders for the Mid Cap Growth Portfolio are Andrew Flynn and Deborah L. Koch, both Vice Presidents of Northern Trust. Mr. Flynn has had such responsibility since December 2002. Mr. Flynn joined Northern Trust in 1998 as an equity analyst. From 1996 to 1998, he was an equity analyst with Scudder Kemper Investments. Ms. Koch has had such responsibility since she joined Northern Trust in May 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management and from 1992 to 2000 she was a portfolio manager at Scudder Kemper Investments.

The management team leader for the Small Company Growth Portfolio is Theodore Breckel, Senior Vice President of Northern Trust. Mr. Breckel has had such responsibility since December 2002. He joined Northern Trust in 1971 and during the past five years has managed various equity portfolios.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered portfolios that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                              EQUITY PORTFOLIOS

   PURCHASING AND SELLING SHARES


PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and

.. Corporations, partnerships, business trusts, and other institutions and organizations.

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.


Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 28). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.


OPENING AN ACCOUNT

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

For your convenience, there are a number of ways to invest directly in the
Portfolios:

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.

.. Include a certified corporate resolution (or other acceptable evidence of authority).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, corporate resolution (if needed) and completed New Account
  Application to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")

To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of shares, call the Northern
  Institutional Funds Center at 800/637-1380.

To add to an existing account:

.. Have your bank wire federal funds or effect an ACH Transfer to:

 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio Account Number)
 (Reference Shareholder's Name)

SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your Account Number

.. The name of the Portfolio

.. The number of shares or the dollar amount to be redeemed

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."

BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given prior authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


                                                              EQUITY PORTFOLIOS

   ACCOUNT POLICIES AND OTHER INFORMATION

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m., Central time, for each class. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolios' investments may be otherwise determined in good faith under procedures established by the Trustees. For example, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio's NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Short-term obligations held by a Portfolio are valued at their amortized cost which, according to the Investment Adviser, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are received by the Transfer Agent or other authorized intermediary, at that day's closing share prices (plus any additional transaction fee) provided that:

.. The Transfer Agent receives payment by 3:00 p.m., Central time, on the same
  Business Day;

.. The order is placed by a financial or authorized intermediary and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust's agreement with the intermediary; or

.. Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

Additional Transaction Fee. Purchases of, and exchanges for, shares of the Small Company Index and International


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Equity Index Portfolios require the payment of an additional transaction fee. This fee equals 0.50% and 1.00%, respectively, of the dollar amount purchased. It does not apply to reinvested dividends or capital gain distributions. This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the Small Company Index Portfolio and the International Equity Index Portfolio are expected to track their respective indices more closely.

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 46.



Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price (less any applicable redemption fee and, in the case of an exchange, any additional transaction fee).



Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price (less any applicable redemption fee, and, in the case of an exchange, any additional transaction fee). The proceeds will normally be sent or credited the following Business Day.


Payment of Redemption Proceeds. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above.


Redemption Fees. Effective on or about June 1, 2004, the International Growth Portfolio will charge a 2% redemption fee and the International Equity Index Portfolio will charge a 1% redemption fee on the redemption of shares (including by exchange) acquired on or after May 2, 2004 and held for 30 days or less. For the purpose of applying the fee, the Portfolios will use a first-in, first-out ("FIFO") method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Portfolio from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Portfolio. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.


The Portfolios are authorized to waive the redemption fee for the following transactions:

.. Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Portfolios that they are unable to impose a redemption fee on their underlying Customer accounts;

.. Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

.. Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

.. Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;


                                                              EQUITY PORTFOLIOS

.. Redemptions due to the death or post-purchase disability of the beneficial owner of the account;

.. Redemptions to satisfy minimum required distributions from retirement accounts;

.. Redemptions representing the return of excess contributions in retirement accounts; and

.. Redemptions initiated by the Portfolios.

In addition to the circumstances noted above, each Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Portfolio, to the extent permitted by law. In addition, each Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.


Currently, the Portfolios are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their Customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Portfolios will not receive the redemption fees. If Portfolio shares are redeemed by a financial intermediary at the direction of its Customers, the Portfolios may not know whether a redemption fee is applicable or the identity of the Customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's methods for tracking and calculating the redemption fee may differ in some respects from that of the Portfolios. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a corporate resolution or other acceptable evidence of authority.

.. The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder in circumstances deemed to be in the best interest of a Portfolio.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 46.



Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.



The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

Excessive Trading in Portfolio Shares. The Trust discourages excessive short-term trading that could be disruptive to the management of a Portfolio. If a shareholder makes more than two "round trips" in a Portfolio during a calendar quarter, the Trust may, in its discretion, refuse to process additional purchase or exchange orders by the shareholder. A "round trip" is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. In addition, the Trust may, in its discretion, reject any additional purchase or exchange order from a shareholder if the Trust determines that the shareholder's short-term trading activity is excessive, regardless of whether or not the shareholder has made two round trips in a calendar quarter. It should be noted that the Trust's ability to monitor and limit the trading activity of shareholders investing in a Portfolio through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.


Telephone Transactions. Telephone requests are recorded. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange ("the Exchange") is open for business. For the period April 1, 2004 through March 31, 2005, the Portfolios will be closed on the following holidays: Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered, including a certified resolution or other acceptable evidence of authority. Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.

Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying


                                                              EQUITY PORTFOLIOS
information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.

Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust ("Service Organizations"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

Administrative support services may include:

.. processing purchase, exchange and redemption requests from investors;

.. placing net purchase and redemption orders with the Transfer Agent;

.. providing necessary personnel and facilities to establish and maintain investor accounts and records; and

.. providing information periodically to investors showing their positions in Portfolio shares.

Service Organizations will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.


                                                              EQUITY PORTFOLIOS

   DIVIDENDS AND DISTRIBUTIONS

  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

--------------------------------------------------------------------------------

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to 0.50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio with an annual dividend or distribution policy may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.


A Portfolio may pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.


                                 -----------------------------------------
                                 Dividends, if any, Capital Gains, if any,
      Portfolio                  Declared and Paid    Declared and Paid
      --------------------------------------------------------------------
      International Growth            Annually             Annually
      --------------------------------------------------------------------
      International Equity Index      Annually             Annually
      --------------------------------------------------------------------
      Small Company Growth            Annually             Annually
      --------------------------------------------------------------------
      Small Company Index             Annually             Annually
      --------------------------------------------------------------------
      Mid Cap Growth                  Annually             Annually
      --------------------------------------------------------------------
      Focused Growth                  Annually             Annually
      --------------------------------------------------------------------
      Diversified Growth              Annually             Annually
      --------------------------------------------------------------------
      Equity Index                   Quarterly             Annually
      --------------------------------------------------------------------
      Balanced                       Quarterly             Annually
      --------------------------------------------------------------------

                                 -----------------------------------------





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   TAX CONSIDERATIONS

Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. In general, the Portfolios' dividends and distributions will be taxable to you for federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. For federal tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Portfolio over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Portfolio distributions to noncorporate shareholders attributable to dividends received by the Portfolio from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date. The amount of a Portfolio's distributions that qualify for this favorable treatment will be reduced as a result of a Portfolio's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations.

Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

A portion of dividends paid by the Portfolios may qualify for the dividends-received deduction for corporations, subject to certain holding requirements and debt financing limitations. It is not expected that any dividends paid by the International Equity Index Portfolio or the International Growth Portfolio will qualify for this deduction. The amount of a Portfolio's distributions that qualify for the dividends-received deduction ("qualifying dividends") available to corporate shareholders may be reduced as a result of a Portfolio's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by a Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend. In addition, the amount of qualifying dividends may be reduced as a result of a high portfolio turnover rate or by investment in debt securities or foreign corporations.

A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gain distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of


                                                              EQUITY PORTFOLIOS

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are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



So long as more than 50% of the value of the total assets of the International Growth and International Equity Index Portfolios consists of stock or securities (including debt securities) of foreign corporations at the close of a taxable year, these Portfolios may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. If the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their federal income tax liabilities, or (b) to deduct such proportionate amounts from their federal taxable income under certain circumstances.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.


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   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO. It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives. The investment objective of each of the following Portfolios may be changed by the Trust's Board of Trustees without shareholder approval: Small Company Growth Portfolio and Mid Cap Growth Portfolio. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Derivatives. The Portfolios may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

Investment Strategy. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives recently have been developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.


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

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividends and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Investment Strategy. The International Equity Index and International Growth Portfolios intend to invest a substantial portion of their total assets in foreign securities. The Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments.

The International Growth Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Growth Portfolio may invest up to 25% of total assets in emerging markets. The International Equity Index Portfolio invests in countries according to their weightings in the EAFE(R) Index.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have


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
problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.


On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.


The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.

Initial Public Offerings. An IPO is a company's first offering of stock to the public.

Investment Strategy. At times, the Small Company Growth and Mid Cap Growth Portfolios may make significant investments in IPOs. The other Portfolios, to a lesser extent, also may invest in IPOs.

Special Risks. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio's asset base is small, a significant portion of the Portfolio's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio's assets grow, the effect of the Portfolio's investments in IPOs on the Portfolio's performance probably will decline, which could reduce the Portfolio's performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may


                                                              EQUITY PORTFOLIOS

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
increase the turnover of a portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Portfolios' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

.. BBB or higher by S&P;

.. Baa or higher by Moody's Investors Service, Inc. ("Moody's");

.. BBB or higher by Fitch Ratings ("Fitch"); or

.. BBB or higher by Dominion Bond Rating Service Limited ("Dominion").

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as an NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines the security is comparable in quality to a security that has been rated investment grade.

Investment Strategy. The Portfolios may invest in fixed income and convertible securities to the extent consistent with their respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Portfolios generally will be investment grade.

Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Adviser will consider such an event in determining whether a Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

Investment Strategy. The Balanced Portfolio may invest up to 20% of its total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, and the International Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Focused Growth and Diversified Growth Portfolios may invest up to 15% of their total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.

Special Risks. Non-investment grade securities are considered predominantly speculative by traditional investment


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
standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Portfolios' historical portfolio turnover rates.

Small Cap Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be traded thinly and may have to be sold at a discount from current market prices or in small lots over an extended period of time. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments often are higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Structured Securities. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

Investment Strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.


                                                              EQUITY PORTFOLIOS

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

Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Tracking Risk. The International Equity Index, Small Company Index and Equity Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmark indices.

Investment Strategy. Under normal market conditions, the Investment Adviser expects that the quarterly performance of the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a
0.95 correlation coefficient.

Special Risks. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


Investment Strategy. The Portfolios may purchase these and other types of asset-backed securities. Such securities are subject to the same quality requirements as other types of fixed income securities held by a Portfolio.

Special Risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of the value of its total assets for


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temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment Strategy. The Portfolios each may acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Custodial Receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

Investment Strategy. To the extent consistent with their respective investment objectives, the Portfolios may invest a portion of their assets in custodial receipts.

Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Investment Strategy. The Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Special Risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss, which potentially is unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in


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
interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Portfolio may not be able to terminate its obligations when desired.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. Each of the Portfolios may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment Strategy. Each of the Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Growth Portfolio also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


Investment Strategy. To the extent consistent with its investment objective, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.


The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest


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
rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as an Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.


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

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, the instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares/SM/, S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds (or "ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.

Investment Strategy. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

Investment Strategy. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently


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do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Special Risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

Investment Strategy. To the extent consistent with its investment objective, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. Each Portfolio may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment Strategy. The Portfolios may invest in REITs.

Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


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

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Portfolio's distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Portfolio's distributions that qualify for the dividends received deduction available to corporate shareholders (together, "qualifying dividends") may be reduced as a result of such Portfolio's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

Short Sales Against-the-Box. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment Strategy. The International Growth, Small Company Growth, Mid Cap Growth, Focused Growth, Diversified Growth and Balanced Portfolios may make short sales against-the-box.

Special Risks. If a Portfolio sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and


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other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives, the Portfolios may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's total returns.

Temporary Investments. The Portfolios temporarily may hold cash and/or invest in short-term obligations including
U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less. Certain Portfolios also may make temporary investments in longer-term debt obligations and preferred stocks.

Investment Strategy. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the Equity Index, Small Company Index and International Equity Index Portfolios, a Portfolio also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Portfolio's losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Portfolio to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short- term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and also may invest in obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a


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margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective.

Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

Investment Strategy. Each Portfolio may invest in warrants and similar rights. A Portfolio also may purchase bonds that are issued in tandem with warrants.

Special Risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Investment Strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


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DISCLAIMERS

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio or any person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. ("MSCI"), its affiliates, or information or service providers (collectively, the "MSCI Parties"). MSCI or its affiliates are the owners and licensors of certain trademarks, service marks and trade names and of the EAFE(R) Index, which is determined, composed and calculated by MSCI without regard to the Portfolio, the Portfolio's shareholders or any other person. The MSCI Parties make no representation or warranty, express or implied, to the Portfolio or its shareholders or any other person regarding the advisability of investing in securities generally or in the Portfolio particularly, or the ability of the EAFE(R) Index to track stock market performance or the results to be obtained by the Portfolio, the Portfolio's shareholders or any other person, from the use of the EAFE(R) Index or any data included therein. The MSCI Parties have no obligation to take the needs of the Portfolio, the Portfolio's shareholders or any other person into consideration in determining, composing or calculating the EAFE(R) Index. The MSCI Parties are not responsible for and have not participated in the determination of the timing, prices or quantities of the Portfolio's shares to be issued or in the determination or calculation of the equation by which the Portfolio's shares are redeemable. The MSCI Parties have no obligation or liability to the Portfolio, the Portfolio's shareholders or any other person in connection with the administration, marketing or offering of the Portfolio. Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE(R) Index from sources that MSCI considers reliable, the MSCI Parties do not guaranty the originality, accuracy and/or the completeness of the EAFE(R) Index or any data included therein. The MSCI Parties make no express or implied warranties of any kind, and hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose with respect to the EAFE(R) Index or any data included therein. The MSCI Parties shall have no liability for any errors, omissions or interruptions of or in connection with the EAFE(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No purchaser, seller or holder of the Portfolio's shares or any other person should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote the Portfolio without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person claim any affiliation with MSCI without the prior written permission of MSCI.

Neither the Small Company Index Portfolio, Small Company Growth Portfolio nor the Mid Cap Growth Portfolio is sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index or Russell Midcap Growth Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio or any person or entity from the use of the Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index or Russell Midcap Growth Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index, Russell 2000 Growth Index, Russell Midcap Index or Russell Midcap Growth Index or any data included therein.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                                                              EQUITY PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION

  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolios' annual report, which is available upon request and without charge. As of November 30, 2003, no Class C Shares of the International Growth, International Equity Index, Small Company Growth, Small Company Index and Diversified Growth Portfolios were outstanding.

--------------------------------------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


INTERNATIONAL GROWTH PORTFOLIO


---------------------------------------------------------------------------------------------------------
                                                                           CLASS A
Selected per share data                                 2003/(4)/   2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $6.33    $7.23   $11.22   $14.07   $11.78

Income (loss) from investment operations:
  Net investment income (loss)                               0.07     0.07     0.09     0.04     0.33

  Net realized and unrealized gains (losses)                 1.43   (0.93)   (2.31)   (0.44)     2.94

Total Income (loss) from investment operations               1.50   (0.86)   (2.22)   (0.40)     3.27
---------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income/(1)/                          (0.05)   (0.04)   (0.25)   (0.05)   (0.22)

  From net realized gains                                      --       --   (1.52)   (2.40)   (0.76)

  In excess of net investment income                           --       --       --       --       --

Total distributions paid                                   (0.05)   (0.04)   (1.77)   (2.45)   (0.98)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $7.78    $6.33    $7.23   $11.22   $14.07
---------------------------------------------------------------------------------------------------------
Total return/(2)/                                          24.05% (12.01)% (23.51)%  (4.26)%   30.07%

Supplemental data and ratios:
  Net assets, in thousands, end of period                $134,636 $124,966 $123,520 $151,426 $147,689

  Ratio to average net assets of:/(3)/
    Expenses, net of waivers and reimbursements             1.06%    1.06%    1.06%    1.06%    1.06%

    Expenses, before waivers and reimbursements             1.21%    1.24%    1.33%    1.33%    1.31%

    Net investment income (loss), net of waivers and
     reimbursements                                         1.01%    0.87%    0.39%    0.56%    0.92%

    Net investment income (loss), before waivers and
     reimbursements                                         0.86%    0.69%    0.12%    0.29%    0.67%

Portfolio turnover rate                                    87.13%  215.34%  237.21%  171.93%  168.10%
---------------------------------------------------------------------------------------------------------


(1)Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.


(2)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)Annualized for periods less than one year.


(4)Financial highlights for the year ended were calculated using the average shares outstanding method.



(5)Shares were reintroduced on June 15, 2001.



(6)No shares outstanding for the period August 23, 1999 through June 14, 2001.



(7)Class D shares were fully redeemed as of August 22, 1999. As such, no total return or supplemental data and ratios were presented for the fiscal year ended November 30, 1999.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-------------------------------------------------------
                          CLASS D
     2003/(4)/   2002   2001/(5)/ 2000/(6)/  1999/(7)/
-------------------------------------------------------
         $6.30    $7.22     $8.00        --      $11.60

          0.01     0.05        --        --      (0.01)

          1.47   (0.94)    (0.78)        --        2.59

          1.48   (0.89)    (0.78)        --        2.58
-------------------------------------------------------
        (0.01)   (0.03)        --        --          --

            --       --        --        --      (0.76)

            --       --        --        --      (0.14)

        (0.01)   (0.03)        --        --      (0.90)
-------------------------------------------------------
         $7.77    $6.30     $7.22        -- $13.28/(7)/
-------------------------------------------------------
        23.54% (12.39)%   (9.75)%        --          --

          $303   $1,352    $1,817        --          --

         1.45%    1.45%     1.45%        --          --

         1.60%    1.63%     1.72%        --          --

         0.62%    0.48%     0.00%        --          --

         0.47%    0.30%   (0.27)%        --          --

        87.13%  215.34%   237.21%        --          --
-------------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


INTERNATIONAL EQUITY INDEX PORTFOLIO


----------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
Selected per share data                                          2003   2002/(3)/    2001       2000       1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $7.77     $9.00     $11.40     $13.50     $11.98

Income (loss) from investment operations:
  Net investment income                                            0.24      0.13       0.12       0.14       0.23

  Net realized and unrealized gains (losses)                       1.60    (1.26)     (2.24)     (1.36)       2.07

Total Income (loss) from investment operations                     1.84    (1.13)     (2.12)     (1.22)       2.30
----------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income/(1)/                                (0.13)    (0.08)     (0.13)     (0.11)     (0.23)

  From net realized gains                                            --    (0.02)     (0.15)     (0.77)     (0.54)

  In excess of net investment income                                 --        --         --         --     (0.01)

Total distributions paid                                         (0.13)    (0.10)     (0.28)     (0.88)     (0.78)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $9.48     $7.77      $9.00     $11.40     $13.50
----------------------------------------------------------------------------------------------------------------------
Total return/(2)/                                                24.22%  (12.71)%   (19.10)%    (9.87)%     20.32%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $59,240   $80,939    $89,005    $87,563    $56,479

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                   0.51%     0.51% 0.55%/(4)/ 0.52%/(4)/ 0.53%/(4)/

    Expenses, before waivers and reimbursements                   0.70%     0.74%      0.94%      0.89%      0.91%

    Net investment income, net of waivers and reimbursements      2.14%     1.57%      1.16%      1.15%      1.21%

    Net investment income, before waivers and reimbursements      1.95%     1.34%      0.77%      0.78%      0.83%

Portfolio turnover rate                                          54.71%    32.10%     24.92%     41.65%     45.97%
----------------------------------------------------------------------------------------------------------------------




(1)Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.



(2)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.





(3)Financial highlights for the year ended were calculated using the average shares outstanding method.



(4)Expense ratios, net of waivers and reimbursements, for the years would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



------------------------------------------------------
                          CLASS D

      2003  2002/(3)/    2001       2000       1999
------------------------------------------------------
      $7.66     $8.80     $11.23     $13.40     $11.97

       0.12      0.06       0.07       0.09       0.12

       1.60    (1.14)     (2.27)     (1.43)       2.08

       1.72    (1.08)     (2.20)     (1.34)       2.20
------------------------------------------------------
     (0.12)    (0.04)     (0.08)     (0.06)     (0.11)

         --    (0.02)     (0.15)     (0.77)     (0.54)

         --        --         --         --     (0.12)

     (0.12)    (0.06)     (0.23)     (0.83)     (0.77)
------------------------------------------------------
      $9.26     $7.66      $8.80     $11.23     $13.40
------------------------------------------------------
     22.98%  (12.37)%   (20.01)%   (10.83)%     19.48%

        $84       $70        $10        $13        $14

      0.90%     0.90% 0.94%/(4)/ 0.91%/(4)/ 0.92%/(4)/

      1.09%     1.13%      1.33%      1.28%      1.30%

      1.75%     1.18%      0.77%      0.76%      0.82%

      1.56%     0.95%      0.38%      0.39%      0.44%

     54.71%    32.10%     24.92%     41.65%     45.97%
------------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


SMALL COMPANY GROWTH PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A                          CLASS D
Selected per share data                              2003   2002/(3)(4)/    2001    2000/(7)/    2003   2002/(3)(5)/
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $6.19        $7.51      $9.42    $10.00     $6.17        $7.23

Income (loss) from investment operations:
  Net investment income (loss)                       (0.05)       (0.04)     (0.03)      0.01    (0.07)       (0.07)

  Net realized and unrealized gains (losses)           2.03       (1.28)     (1.88)    (0.59)      2.01       (0.99)

Total income (loss) from investment operations         1.98       (1.32)     (1.91)    (0.58)      1.94       (1.06)
--------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                             --           --         --        --        --           --

Total distributions paid                                 --           --         --        --        --           --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.17        $6.19      $7.51     $9.42     $8.11        $6.17
--------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                    31.99%     (17.57)%   (20.28)%   (5.80)%    31.44%     (14.66)%

Supplemental data and ratios:
  Net assets, in thousands, end of period           $33,608      $29,211    $35,253   $38,197       $56          $29

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements       0.91%        0.91% 0.92%/(6)/     0.91%     1.30%        1.30%

    Expenses, before waivers and reimbursements       1.35%        1.33%      1.63%     1.98%     1.74%        1.72%

    Net investment income (loss), net of waivers
     and reimbursements                             (0.61)%      (0.66)%    (0.44)%   (0.15)%   (1.00)%      (1.05)%

    Net investment income (loss), before waivers
     and reimbursements                             (1.05)%      (1.08)%    (1.15)%   (1.22)%   (1.44)%      (1.47)%

Portfolio turnover rate                             263.21%      306.37%    499.84%   375.29%   263.21%      306.37%
--------------------------------------------------------------------------------------------------------------------

(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)Annualized for periods less than one year.

(3)Financial highlights for the periods ended were calculated using the average shares outstanding method.

(4)Distributions from net investment income were less than $0.01 per share.

(5)For the period June 13, 2002 (commencement of operations) through November 30, 2002.

(6)Expense ratios, net of waivers and reimbursements for the period would have been 0.91% for Class A, absent the effect of interest expense incurred by the Portfolios temporary borrowings against a line of credit.

(7)For the period December 1, 1999 (commencement of operations) through November 30, 2000.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


SMALL COMPANY INDEX PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
Selected per share data                                         2003/(2)/ 2002/(2)/   2001     2000      1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $9.04    $10.23   $11.38   $13.14     $13.02

Income (loss) from investment operations:
  Net investment income                                              0.10      0.10     0.12     0.14       0.12

  Net realized and unrealized gains (losses)                         3.12    (1.18)     0.40   (0.23)       1.61

Total income (loss) from investment operations                       3.22    (1.08)     0.52   (0.09)       1.73
--------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                       (0.09)    (0.11)   (0.14)   (0.13)     (0.10)

  From net realized gains                                              --        --   (1.53)   (1.54)     (1.51)

Total distributions paid                                           (0.09)    (0.11)   (1.67)   (1.67)     (1.61)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $12.17     $9.04   $10.23   $11.38     $13.14
--------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                  36.11%  (10.71)%    4.76%  (1.12)%     14.97%

Supplemental data and ratios:
  Net assets, in thousands, end of year                           $74,400  $165,559 $317,330 $243,169   $200,404

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                     0.31%     0.31%    0.31%    0.31% 0.34%/(3)/

    Expenses, before waivers and reimbursements                     0.64%     0.59%    0.63%    0.66%      0.81%

    Net investment income, net of waivers and reimbursements        1.12%     1.07%    1.30%    1.19%      1.27%

    Net investment income, before waivers and reimbursements        0.79%     0.79%    0.98%    0.84%      0.80%

Portfolio turnover rate                                            24.61%    30.29%   39.63%   62.38%    101.01%
--------------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.

(3)Expense ratios, net of waivers and reimbursements, for the years would have been 0.31% and 0.70% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




-------------------------------------------------------
                          CLASS D
     2003/(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/    1999
-------------------------------------------------------
         $8.92    $10.07    $11.20    $13.01     $12.94

          0.06      0.05      0.22      0.08       0.10

          3.07    (1.13)      0.23    (0.24)       1.52

          3.13    (1.08)      0.45    (0.16)       1.62
-------------------------------------------------------
        (0.07)    (0.07)    (0.05)    (0.11)     (0.04)

            --        --    (1.53)    (1.54)     (1.51)

        (0.07)    (0.07)    (1.58)    (1.65)     (1.55)
-------------------------------------------------------
        $11.98     $8.92    $10.07    $11.20     $13.01
-------------------------------------------------------
        35.40%  (10.87)%     4.18%   (1.76)%     14.13%

          $135       $93       $62      $103       $446

         0.70%     0.70%     0.70%     0.70% 0.73%/(3)/

         1.03%     0.98%     1.02%     1.05%      1.20%

         0.73%     0.68%     0.91%     0.80%      0.88%

         0.40%     0.40%     0.59%     0.45%      0.41%

        24.61%    30.29%    39.63%    62.38%    101.01%
-------------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


MID CAP GROWTH PORTFOLIO



---------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                                           CLASS C
Selected per share data   2003/(3)/      2002/(3)/       2001       2000/(4)/     2003/(3)/      2002/(3)/       2001/(5)/
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $7.94           $8.96          $10.33     $10.00        $7.90           $8.94           $8.59

Income (loss) from
 investment operations:
 Net investment loss      (0.05)          (0.05)          (0.04)     (0.01)       (0.07)          (0.07)          (0.02)

 Net realized and
   unrealized gains
   (losses)                 2.07          (0.97)          (1.33)       0.34         2.07          (0.97)            0.37

Total income (loss)
 from investment
 operations                 2.02          (1.02)          (1.37)       0.33         2.00          (1.04)            0.35
---------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
 From net investment
   income                     --              --              --         --           --              --              --

 From net realized gains      --              --              --         --           --              --              --

Total distributions paid      --              --              --         --           --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $9.96           $7.94           $8.96     $10.33        $9.90           $7.90           $8.94
---------------------------------------------------------------------------------------------------------------------------------
Total return/(1)/         25.44%        (11.38)%        (13.26)%      3.30%       25.32%        (11.63)%           4.07%

Supplemental data and
 ratios:
 Net assets, in
   thousands, end of
   period                $27,536         $26,288         $34,083    $37,096       $3,186          $1,146            $946

 Ratio to average net
   assets of:/(2)/
   Expenses, net of
     waivers and
     reimbursements        0.91%      0.93%/(7)/      0.94%/(7)/ 0.93%/(7)/        1.15%      1.17%/(7)/      1.18%/(7)/

   Expenses, before
     waivers and
     reimbursements        1.30%           1.29%           1.59%      2.08%        1.54%           1.53%           1.83%

   Net investment loss,
     net of waivers and
     reimbursements      (0.57)%         (0.54)%         (0.49)%    (0.26)%      (0.81)%         (0.78)%         (0.73)%

   Net investment loss,
     before waivers and
     reimbursements      (0.96)%         (0.90)%         (1.14)%    (1.41)%      (1.20)%         (1.14)%         (1.38)%

Portfolio turnover rate  236.64%         153.80%         220.85%    208.25%      236.64%         153.80%         220.85%
---------------------------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)Annualized for periods less than one year.

(3)Financial highlights for the year ended were calculated using the average shares outstanding method.

(4)For the period commencing after the close of business December 31, 1999 through November 30, 2000.

(5)For the period April 4, 2001 (commencement of operations) through November 30, 2001.

(6)For the period January 29, 2001 (commencement of operations) through November 30, 2001.

(7)Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91%, 1.15% and 1.30% for Class A, Class C and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.

(8)Expense ratios, net of waivers and reimbursements, for the periods would have been 1.32% for Class D absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




--------------------------------------------------
                        CLASS D
       2003/(3)/      2002/(3)/       2001/(6)/
--------------------------------------------------
        $7.88           $8.93          $11.06

       (0.08)          (0.08)          (0.07)

         2.05          (0.97)          (2.06)

         1.97          (1.05)          (2.13)
--------------------------------------------------
           --              --              --

           --              --              --

           --              --              --
--------------------------------------------------
        $9.85           $7.88           $8.93
--------------------------------------------------
       25.00%        (11.76)%        (19.26)%

         $264            $195            $136

        1.30%      1.32%/(7)/      1.33%/(8)/

        1.69%           1.68%           1.98%

      (0.96)%         (0.93)%         (0.88)%

      (1.35)%         (1.29)%         (1.53)%

      236.64%         153.80%         220.85%
--------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


FOCUSED GROWTH PORTFOLIO



---------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
Selected per share data                                         2003/(2)/     2002/(2)/     2001      2000/(2)/       1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $10.26        $12.72        $17.68     $20.41          $16.39

Income (loss) from investment operations:
  Net investment income (loss)                                      --        (0.02)          0.02     (0.09)              --

  Net realized and unrealized gains (losses)                      0.97        (2.44)        (3.33)       0.44            5.28

Total income (loss) from investment operations                    0.97        (2.46)        (3.31)       0.35            5.28
---------------------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                        --            --            --         --              --

  From net realized gains                                           --            --        (1.65)     (3.08)          (1.26)

Total distributions paid                                            --            --        (1.65)     (3.08)          (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $11.23        $10.26        $12.72     $17.68          $20.41
---------------------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                9.45%      (19.34)%      (20.92)%      1.17%          34.23%

Supplemental data and ratios:
  Net assets, in thousands, end of year                       $210,064      $202,117      $247,114   $226,975        $180,557

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                  0.86%         0.88%         0.91% 0.92%/(3)/      0.92%/(3)/

    Expenses, before waivers and reimbursements                  1.00%         1.09%         1.27%      1.27%           1.26%

    Net investment income (loss), net of waivers and
     reimbursements                                            (0.03)%       (0.17)%       (0.07)%    (0.49)%         (0.26)%

    Net investment loss, before waivers and reimbursements     (0.17)%       (0.38)%       (0.43)%    (0.84)%         (0.60)%

Portfolio turnover rate                                        202.69%       148.40%       122.09%    129.05%         110.80%
---------------------------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

(2)Financial highlights for the years ended were calculated using the average shares outstanding method.

(3)Expense ratios, net of waivers and reimbursements, for the years would have been 0.91%, 1.15% and 1.30% for Class A, Class C and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




--------------------------------------------------------------------------------------------------------------------------
                         CLASS C                                                        CLASS D
 2003/(2)/   2002/(2)/   2001      2000/(2)/     1999       2003/(2)/     2002/(2)/     2001      2000/(2)/       1999
--------------------------------------------------------------------------------------------------------------------------
 $10.12      $12.57      $17.53     $20.30        $16.34     $9.89        $12.30        $17.20     $20.00        $16.14

     --      (0.05)      (0.02)     (0.14)        (0.03)    (0.01)        (0.06)          0.06     (0.18)         (0.02)

   0.93      (2.40)      (3.29)       0.45          5.25      0.90        (2.35)        (3.31)       0.46          5.14

   0.93      (2.45)      (3.31)       0.31          5.22      0.89        (2.41)        (3.25)       0.28          5.12
--------------------------------------------------------------------------------------------------------------------------
     --          --          --         --            --        --            --            --         --            --

     --          --      (1.65)     (3.08)        (1.26)        --            --        (1.65)     (3.08)         (1.26)

     --          --      (1.65)     (3.08)        (1.26)        --            --        (1.65)     (3.08)         (1.26)
--------------------------------------------------------------------------------------------------------------------------
 $11.05      $10.12      $12.57     $17.53        $20.30    $10.78         $9.89        $12.30     $17.20        $20.00
--------------------------------------------------------------------------------------------------------------------------
  9.30%    (19.57)%    (21.11)%      0.94%        33.95%     9.11%      (19.67)%      (21.18)%      0.78%         33.74%

$16,153      $7,247      $9,030    $11,442       $11,183    $1,800          $984          $597       $643          $514

  1.10%       1.12%       1.15% 1.16%/(3)/    1.16%/(3)/     1.25%         1.27%         1.30% 1.31%/(3)/     1.31%/(3)/

  1.24%       1.33%       1.51%      1.51%         1.50%     1.39%         1.48%         1.66%      1.66%          1.65%

(0.27)%     (0.41)%     (0.31)%    (0.73)%       (0.50)%   (0.42)%       (0.56)%       (0.46)%    (0.88)%         (0.65)%

(0.41)%     (0.62)%     (0.67)%    (1.08)%       (0.84)%   (0.56)%       (0.77)%       (0.82)%    (1.23)%         (0.99)%

202.69%     148.40%     122.09%    129.05%       110.80%   202.69%       148.40%       122.09%    129.05%        110.80%
--------------------------------------------------------------------------------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


DIVERSIFIED GROWTH PORTFOLIO



-------------------------------------------------------------------------------------------------------------
                                                                             CLASS A
Selected per share data                                  2003      2002      2001      2000       1999
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $6.17      $7.52   $15.36     $19.79     $17.76

Income (loss) from investment operations:
  Net investment income (loss)                             0.04       0.04     0.03       0.01       0.07

  Net realized and unrealized gains (losses)               0.91     (1.36)   (1.52)       0.08       3.95

Total income (loss) from investment operations             0.95     (1.32)   (1.49)       0.09       4.02
-------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                             (0.03)     (0.03)   (0.01)     (0.07)     (0.07)

  From net realized gains                                    --         --   (6.34)     (4.45)     (1.92)

  In excess of net investment income                         --         --       --         --         --

Total distributions paid                                 (0.03)     (0.03)   (6.35)     (4.52)     (1.99)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $7.09      $6.17    $7.52     $15.36     $19.79
-------------------------------------------------------------------------------------------------------------
Total return/(1)/                                        15.58%   (17.62)% (16.52)%    (0.47)%     24.66%

Supplemental data and ratios:
  Net assets, in thousands, end of year                 $59,580    $66,371 $102,133   $111,612   $189,077

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements           0.76% 0.73%/(2)/    0.66% 0.69%/(4)/ 0.67%/(4)/

    Expenses, before waivers and reimbursements           0.97%      0.97%    1.00%      1.01%      0.96%

    Net investment income (loss), net of waivers and
     reimbursements                                       0.53%      0.49%    0.41%      0.06%      0.33%

    Net investment income (loss), before waivers and
     reimbursements                                       0.32%      0.25%    0.07%    (0.26)%      0.04%

Portfolio turnover rate                                 104.96%     55.31%   55.76%     63.39%     67.47%
-------------------------------------------------------------------------------------------------------------

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.

(2)Expense ratios, net of waivers and reimbursements, for the years would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

(3)Distributions from net investment income were less than $0.01 per share.

(4)Expense ratios, net of waivers and reimbursements, for the years would have been 0.66% and 1.05% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

(5)Financial highlights for the years ended were calculated using average shares outstanding method.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-------------------------------------------------------
                           CLASS D
       2003   2002/(3)/    2001   2000/(5)/  1999/(5)/
-------------------------------------------------------
        $5.93      $7.23   $15.02     $19.49     $17.53

           --       0.03     0.12     (0.05)         --

         0.89     (1.33)   (1.57)       0.07       3.89

         0.89     (1.30)   (1.45)       0.02       3.89
-------------------------------------------------------
       (0.01)         --       --     (0.04)         --

           --         --   (6.34)     (4.45)     (1.92)

           --         --       --         --     (0.01)

       (0.01)         --   (6.34)     (4.49)     (1.93)
-------------------------------------------------------
        $6.81      $5.93    $7.23     $15.02     $19.49
-------------------------------------------------------
       15.07%   (17.98)% (16.69)%    (0.88)%     24.09%

         $448       $397     $442       $515       $476

        1.15% 1.12%/(2)/    1.05% 1.08%/(4)/ 1.06%/(4)/

        1.36%      1.36%    1.39%      1.40%      1.35%

        0.14%      0.10%    0.02%    (0.33)%    (0.06)%

      (0.07)%    (0.14)%  (0.32)%    (0.65)%    (0.35)%

      104.96%     55.31%   55.76%     63.39%     67.47%
-------------------------------------------------------



                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


EQUITY INDEX PORTFOLIO



------------------------------------------------------------------------------------------------------
                                                                       CLASS A
Selected per share data                            2003/(2)/   2002     2001     2000      1999
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.36   $15.57   $21.58   $25.34     $22.69

Income (loss) from investment operations:
  Net investment income                                 0.19     0.18     0.20     0.27       0.28

  Net realized and unrealized gains (losses)            1.57   (2.68)   (2.39)   (1.25)       4.13

Total income (loss) from investment operations          1.76   (2.50)   (2.19)   (0.98)       4.41
------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                          (0.24)   (0.19)   (0.20)   (0.23)     (0.32)

  From net realized gains                             (0.22)   (0.52)   (3.62)   (2.55)     (1.43)

  In excess of net investment income                      --       --       --       --     (0.01)

Total distributions paid                              (0.46)   (0.71)   (3.82)   (2.78)     (1.76)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $13.66   $12.36   $15.57   $21.58     $25.34
------------------------------------------------------------------------------------------------------
Total return/(1)/                                     14.78% (16.69)% (12.19)%  (4.57)%     20.53%

Supplemental data and ratios:
  Net assets, in thousands, end of year             $637,603 $797,850 $905,174 $999,478 $1,368,157

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements        0.21%    0.21%    0.21%    0.21%      0.21%

    Expenses, before waivers and reimbursements        0.35%    0.37%    0.45%    0.45%      0.44%

    Net investment income, net of waivers and
     reimbursements                                    1.59%    1.34%    1.19%    1.10%      1.19%

    Net investment income, before waivers and
     reimbursements                                    1.45%    1.18%    0.95%    0.86%      0.96%

Portfolio turnover rate                               16.04%   26.53%   14.30%    8.49%     12.81%
------------------------------------------------------------------------------------------------------

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.


(2)Financial highlights for the year ended were calculated using the average shares outstanding method.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




-----------------------------------------------------------------------------------------------
                       CLASS C                                        CLASS D
     2003/(2)/   2002     2001    2000     1999     2003/(2)/   2002     2001    2000    1999
-----------------------------------------------------------------------------------------------
        $12.31   $15.51   $21.52  $25.28   $22.64      $12.30   $15.51   $21.48  $25.25  $22.58

          0.16     0.14     0.17    0.21     0.22        0.15     0.14     0.13    0.17    0.16

          1.56   (2.66)   (2.40)  (1.23)     4.12        1.55   (2.69)   (2.34)  (1.23)    4.15

          1.72   (2.52)   (2.23)  (1.02)     4.34        1.70   (2.55)   (2.21)  (1.06)    4.31
-----------------------------------------------------------------------------------------------
        (0.21)   (0.16)   (0.16)  (0.19)   (0.21)      (0.19)   (0.14)   (0.14)  (0.16)  (0.14)

        (0.22)   (0.52)   (3.62)  (2.55)   (1.43)      (0.22)   (0.52)   (3.62)  (2.55)  (1.43)

            --       --       --      --   (0.06)          --       --       --      --  (0.07)

        (0.43)   (0.68)   (3.78)  (2.74)   (1.70)      (0.41)   (0.66)   (3.76)  (2.71)  (1.64)
-----------------------------------------------------------------------------------------------
        $13.60   $12.31   $15.51  $21.52   $25.28      $13.59   $12.30   $15.51  $21.48  $25.25
-----------------------------------------------------------------------------------------------
        14.56% (16.89)% (12.43)% (4.77)%   20.23%      14.37% (17.05)% (12.36)% (4.93)%  20.15%

       $27,885  $47,325  $70,494 $91,522 $113,588      $7,569   $5,397   $6,105  $9,904 $16,397

         0.45%    0.45%    0.45%   0.45%    0.45%       0.60%    0.60%    0.60%   0.60%   0.60%

         0.59%    0.61%    0.69%   0.69%    0.68%       0.74%    0.76%    0.84%   0.84%   0.83%

         1.35%    1.10%    0.95%   0.86%    0.95%       1.20%    0.95%    0.80%   0.71%   0.80%

         1.21%    0.94%    0.71%   0.62%    0.72%       1.06%    0.79%    0.56%   0.47%   0.57%

        16.04%   26.53%   14.30%   8.49%   12.81%      16.04%   26.53%   14.30%   8.49%  12.81%
-----------------------------------------------------------------------------------------------




                                                              EQUITY PORTFOLIOS

   FINANCIAL HIGHLIGHTS


BALANCED PORTFOLIO



----------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A
Selected per share data                                           2003/(3)/    2002/(2)/    2001    2000    1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $10.65       $11.76       $13.69  $15.12  $14.95

Income (loss) from investment operations:
  Net investment income                                             0.18         0.24         0.35    0.40    0.40

  Net realized and unrealized gains (losses)                        1.05       (1.08)       (0.86)    0.18    1.55

Total income (loss) from investment operations                      1.23       (0.84)       (0.51)    0.58    1.95
----------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.18)       (0.27)       (0.37)  (0.34)  (0.47)

  From net realized gains                                             --           --       (1.05)  (1.67)  (1.30)

  In excess of net investment income                                  --           --           --      --  (0.01)

Total distributions paid                                          (0.18)       (0.27)       (1.42)  (2.01)  (1.78)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $11.70       $10.65       $11.76  $13.69  $15.12
----------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 11.69%      (7.26)%      (4.11)%   3.98%  14.11%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $129,674      $88,438      $97,121 $73,006 $76,884

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.61%        0.61%        0.61%   0.61%   0.61%

    Expenses, before waivers and reimbursements                    0.79%        0.86%        1.01%   1.07%   0.99%

    Net investment income, net of waivers and reimbursements       1.61%        2.21%        3.02%   2.83%   2.69%

    Net investment income, before waivers and reimbursements       1.43%        1.96%        2.62%   2.37%   2.31%

Portfolio turnover rate                                          147.53%      133.42%      110.80%  85.81%  77.19%
----------------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.




(2)As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.





(3)Financial highlights for the year ended were calculated using the average shares outstanding method.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30




-----------------------------------------------------------------------------------------------------------
                           CLASS C                                              CLASS D
      2003/(3)/    2002/(2)/    2001    2000   1999/(3)/     2003/(3)/    2002/(2)/    2001    2000   1999
-----------------------------------------------------------------------------------------------------------
      $10.64       $11.76       $13.69 $15.13 $14.91         $10.58       $11.69       $13.61 $15.06 $14.88

        0.16         0.21         0.33   0.36   0.34           0.13         0.19         0.37   0.34   0.36

        1.05       (1.09)       (0.86)   0.18   1.60           1.05       (1.08)       (0.92)   0.18   1.53

        1.21       (0.88)       (0.53)   0.54   1.94           1.18       (0.89)       (0.55)   0.52   1.89
-----------------------------------------------------------------------------------------------------------
      (0.15)       (0.24)       (0.35) (0.31) (0.42)         (0.14)       (0.22)       (0.32) (0.30) (0.41)

          --           --       (1.05) (1.67) (1.30)             --           --       (1.05) (1.67) (1.30)

          --           --           --     --     --             --           --           --     --     --

      (0.15)       (0.24)       (1.40) (1.98) (1.72)         (0.14)       (0.22)       (1.37) (1.97) (1.71)
-----------------------------------------------------------------------------------------------------------
      $11.70       $10.64       $11.76 $13.69 $15.13         $11.62       $10.58       $11.69 $13.61 $15.06
-----------------------------------------------------------------------------------------------------------
      11.54%      (7.56)%      (4.33)%  3.72% 14.03%         11.24%      (7.66)%      (4.44)%  3.56% 13.73%

      $1,098         $860         $905   $905   $805           $333         $317         $257   $487   $405

       0.85%        0.85%        0.85%  0.85%  0.85%          1.00%        1.00%        1.00%  1.00%  1.00%

       1.03%        1.10%        1.25%  1.31%  1.23%          1.18%        1.25%        1.40%  1.46%  1.38%

       1.37%        1.97%        2.78%  2.59%  2.45%          1.22%        1.82%        2.63%  2.44%  2.30%

       1.19%        1.72%        2.38%  2.13%  2.07%          1.04%        1.57%        2.23%  1.98%  1.92%

     147.53%      133.42%      110.80% 85.81% 77.19%        147.53%      133.42%      110.80% 85.81% 77.19%
-----------------------------------------------------------------------------------------------------------



                                                              EQUITY PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK



                                                              EQUITY PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports, and the Additional Statement, are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET

Text-only versions of the Portfolios' documents are available online and may be downloaded from:

.. The SEC's Web site at sec.gov

.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com


You may review and obtain copies of Northern Institutional Funds documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


                                   811-3605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                                                        FIXED INCOME PORTFOLIOS

.. INTERNATIONAL BOND PORTFOLIO

.. BOND PORTFOLIO

.. CORE BOND PORTFOLIO

.. U.S. TREASURY INDEX PORTFOLIO

.. INTERMEDIATE BOND PORTFOLIO

.. SHORT-INTERMEDIATE BOND PORTFOLIO

.. U.S. GOVERNMENT SECURITIES PORTFOLIO


                        Prospectus dated April 1, 2004


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.



5
      Fixed Income Portfolios

      5
            International Bond Portfolio

      6
            Bond Portfolio

      7
            Core Bond Portfolio

      8
            U.S. Treasury Index Portfolio

      9
            Intermediate Bond Portfolio

      10
            Short-Intermediate Bond Portfolio

      11
            U.S. Government Securities Portfolio

12
      Principal Investment Risks

15
      Portfolio Performance

      16
            International Bond Portfolio

      17
            Bond Portfolio

      18
            Core Bond Portfolio

      19
            U.S. Treasury Index Portfolio

      20
            Intermediate Bond Portfolio

      21
            Short-Intermediate Bond Portfolio

      22
            U.S. Government Securities Portfolio

23
      Broad-Based Securities Market Indices

24
      Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

31
      Investment Advisers

32
      Advisory Fees

33
      Portfolio Management

34
      Other Portfolio Services


ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

35
    Purchasing and Selling Shares

    35
        Purchasing Shares

    35
        Opening an Account

    36
        Selling Shares

37
    Account Policies and Other Information

    37
        Purchase and Redemption Minimums

    37
        Calculating Share Price

    37
        Timing of Purchase Requests

    37
        Miscellaneous Purchase Information

    38
        Timing of Redemption and Exchange Requests

    38
        Payment of Redemption Proceeds

    38
        Miscellaneous Redemption Information

    38
        Exchange Privileges

    39
        Excessive Trading in Portfolio Shares

    39
        In-Kind Purchases and Redemptions

    39
        Telephone Transactions

    39
        Making Changes to Your Account Information

    39
        Business Day

    39
        Good Order

    40
        Customer Identification Program

    40
        Early Closings

    40
        Emergency Events

    40
        Financial Intermediaries

    41
        Shareholder Communications

42
    Dividends and Distributions

43
    Tax Considerations

   TABLE OF CONTENTS


RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL
INFORMATION

45
    Risks, Securities and Techniques

    45
        Additional Information on Investment Objectives,
        Principal Investment Strategies and Related Risks

    50
        Additional Description of Securities and Common
        Investment Techniques

    58
        Disclaimers

59
    Financial Information

    60
        Financial Highlights

FOR MORE INFORMATION

76
    Annual/Semiannual Reports

76
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------


The descriptions on the following pages may help you choose the portfolio or portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes seven fixed income portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers balanced, equity and money market portfolios, which are described in separate prospectuses.


In addition to the instruments described on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" beginning on page 45 of this Prospectus and in the Statement of Additional Information ("Additional Statement").



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FIXED INCOME PORTFOLIOS


INTERNATIONAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. The Portfolio intends to invest in the securities of issuers located in a number of countries throughout the world. The securities in which the Portfolio may invest include:



.. Obligations of foreign or domestic governments, their agencies, instrumentalities or sponsored enterprises;



.. Obligations of supranational organizations (such as the World Bank);



.. Obligations of foreign or domestic corporations and banks;



.. Zero coupon bonds, debentures, preferred stock and convertible securities of foreign or domestic issuers;



.. Mortgage and other asset-backed securities;



.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and



.. Repurchase agreements relating to the above instruments.


Although the Portfolio primarily invests in mature markets (such as Germany, Japan and the U.S.), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the investment management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.

Although the Portfolio primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as foreign governmental, supranational and foreign corporate obligations) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between three and eleven years.

The Portfolio is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, non-diversification, high-yield, emerging markets and portfolio turnover risks. See page 12 for a discussion of these risks.



                                                        FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:

.. Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

Although the Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").


In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between five and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, high-yield, emerging markets and portfolio turnover risks. See page 12 for a discussion of these risks.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

CORE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:


.. Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;



.. Obligations of state, local and foreign governments;



.. Obligations of domestic and foreign banks and corporations;



.. Zero coupon bonds, debentures, preferred stock and convertible securities;



.. Mortgage and other asset-backed securities;



.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and



.. Repurchase agreements relating to the above instruments.


The Portfolio invests primarily in the investment grade debt obligations of domestic issuers. Investment grade debt obligations are obligations rated within the top four rating categories by an NRSRO or determined by the Investment Adviser to be of comparable quality. The Portfolio also may invest to a limited extent in U.S. dollar-denominated investment grade obligations of foreign issuers.


In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable total return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between five and fifteen years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory and portfolio turnover risks. See page 12 for a discussion of these risks.



                                                        FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index").


The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of November 30, 2003, the duration of the Lehman Index was 4.61 years.


Lehman Brothers ("Lehman") does not endorse any of the securities in the Lehman Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Lehman Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Lehman Index within a 0.95 correlation coefficient.

In seeking to achieve its investment objective, the Portfolio may make investments in structured securities, futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and tracking risks. See page 12 for a discussion of these risks.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:

.. Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, high-yield and portfolio turnover risks. See page 12 for a discussion of these risks.



                                                        FIXED INCOME PORTFOLIOS

SHORT-INTERMEDIATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:

.. Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

.. Obligations of state, local and foreign governments;

.. Obligations of domestic and foreign banks and corporations;

.. Zero coupon bonds, debentures, preferred stock and convertible securities;

.. Mortgage and other asset-backed securities;

.. Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

.. Repurchase agreements relating to the above instruments.

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by an NRSRO or of comparable quality as determined by the Investment Advisers), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between two and five years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), currency, country, foreign regulatory, high-yield and portfolio turnover risks. See page 12 for a discussion of these risks.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities, or sponsored enterprises and repurchase agreements relating to such securities. These may include:

.. U.S. Treasury bills, notes and bonds;

.. Obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

.. Mortgage-related securities issued or guaranteed by the U.S. government its agencies, instrumentalities or sponsored enterprises;

.. Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies, instrumentalities or sponsored enterprises;

.. Structured debt securities that are issued or guaranteed directly by the U.S.
  government, its agencies, instrumentalities or sponsored enterprises; and

.. Repurchase agreements relating to the above instruments.

The Portfolio also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Portfolio's dollar-weighted average maturity, under normal circumstances, will range between one and five years.

In seeking to achieve its investment objective, the Portfolio may make significant investments in structured securities that are issued or guaranteed directly by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These principal investment risks apply to the Portfolio: U.S. government securities, market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension and portfolio turnover risks. See page 12 for a discussion of these risks.



                                                        FIXED INCOME PORTFOLIOS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk which will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio. AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
  The following summarizes the principal risks that apply to the Portfolios.

--------------------------------------------------------------------------------



RISKS THAT APPLY TO ALL PORTFOLIOS



Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.



Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.



Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.



Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.



Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.



Structured securities risk is the risk that loss may result from a Portfolio's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the specific currencies, commodities, securities, indices or other financial indicators. For these reasons structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected, and that the principal amount invested will not be returned to the Portfolio. As a result, investments in structured securities may adversely affect the Portfolio's net asset value. In some cases it is possible that a Portfolio may suffer a total loss on its investment in a structured security.



Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.



Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL BOND, BOND, CORE BOND, INTERMEDIATE BOND AND SHORT-
 INTERMEDIATE BOND PORTFOLIOS



Credit (or default) risk is the risk that a U.S. or foreign issuer or guarantor of a security, or a counterparty to a transaction, may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities generally are believed to have relatively low degrees of credit risk.



Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.



Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.



Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.



RISK THAT APPLIES PRIMARILY TO THE U.S. TREASURY INDEX AND U.S. GOVERNMENT SECURITIES PORTFOLIOS



U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.



RISK THAT APPLIES TO THE U.S. TREASURY INDEX PORTFOLIO



Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.



RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL BOND PORTFOLIO



Non-diversification risk is the risk that a non-diversified Portfolio may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.



                                                        FIXED INCOME PORTFOLIOS

RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL BOND, BOND, INTERMEDIATE BOND AND SHORT-INTERMEDIATE BOND PORTFOLIOS



High-yield risk may impact the value of non-investment grade securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected return from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.



RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL BOND AND BOND PORTFOLIOS



Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.




RISK THAT APPLIES PRIMARILY TO THE INTERNATIONAL BOND, BOND, CORE BOND, INTERMEDIATE BOND, SHORT-INTERMEDIATE BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS



Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses which may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Bond, Core Bond, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios exceeded 100%.



More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 45. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Portfolio.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO PERFORMANCE


  EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES--CLASS A, CLASS C AND CLASS D. THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S CLASS A SHARES FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A PORTFOLIO'S OUTSTANDING CLASSES OF SHARES COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 23.


  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. Class C Shares and Class D Shares of a Portfolio will have similar annual returns when compared with Class A Shares because Class A, Class C, and Class D Shares of a Portfolio are invested in the same portfolio of securities. The annual returns of Class A Shares will differ from those of Class C and Class D Shares only to the extent that the classes do not have the same expenses. Annual returns reflected since inception will also differ according to the inception date for each class. As of the date of this Prospectus, no Class C Shares of the International Bond, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios were outstanding.

  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

--------------------------------------------------------------------------------


                                                        FIXED INCOME PORTFOLIOS

   INTERNATIONAL BOND PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

1995   1996   1997     1998    1999    2000      2001     2002    2003
-----  -----  -----    -----  ------  -------  --------  ------  ------
20.57% 7.23%  (3.45)%  15.79%  (7.98)% (1.49)%  (0.40)%  13.76%  18.85%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q1  1995     10.88%
Worst Quarter Return   Q1  1997    (5.91)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                               Inception                                            Since
                                                                 Date             1-Year          5-Year          Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A           Return before taxes                           3/28/94           18.85%          4.07%             6.38%
------------------------------------------------------------------------------------------------------------------------------------
                  Return after taxes on distributions                             13.84%          1.77%             3.80%
                  Return after taxes on distributions                             12.20%          2.04%             3.86%
                  and sale of portfolio shares
J.P. Morgan Non-U.S. Government Bond Index*                                       18.63%          5.02%             6.94%
------------------------------------------------------------------------------------------------------------------------------------
Class D           Return before taxes**                        11/20/95           17.97%          3.90%             4.87%
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-U.S. Government Bond Index*                                       18.63%          5.02%             5.56%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.
** For Class D Shares, performance from 8/23/99 through 9/4/02 is that of Class A Shares. Because the fees and expenses of
Class D Shares are higher than those of Class A Shares, actual performance would have been lower if these higher fees had been taken into account.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   BOND PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

1994     1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
(3.88)% 22.72%   3.41%   9.98%   9.30%  (2.39)% 11.35%   6.17%   8.03%   5.64%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q2  1995      7.66%
Worst Quarter Return   Q1  1994    (2.27)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
------------------------------------------------------------------------------------------------------------------------------------
                                                      Inception                                                       Since
                                                        Date            1-Year         5-Year        10-Year        Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A             Return before taxes                1/11/93          5.64%          5.66%          6.80%           7.22%
------------------------------------------------------------------------------------------------------------------------------------
                    Return after taxes on                               3.83%          3.20%          4.11%           4.43%
                    distributions
                    Return after taxes on
                    distributions and sale of                           3.64%          3.26%          4.11%           4.42%
                    portfolio shares
Lehman Brothers Aggregate Bond Index*                                   4.10%          6.62%          6.95%           7.20%
------------------------------------------------------------------------------------------------------------------------------------
Class C             Return before taxes                 7/3/95          5.43%          5.42%            N/A           6.68%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                                   4.10%          6.62%            N/A           7.22%
------------------------------------------------------------------------------------------------------------------------------------
Class D             Return before taxes                9/14/94          5.19%          5.19%            N/A           7.33%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                                   4.10%          6.62%            N/A           7.67%
------------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                        FIXED INCOME PORTFOLIOS

   CORE BOND PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)



                                    [CHART]

 2002    2003
------  ------
 8.37%   4.05%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q3  2002      4.33%
Worst Quarter Return   Q1  2002    (0.22)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
-----------------------------------------------------------------------------------------------------------------
                                                              Inception                           Since
                                                                Date             1-Year         Inception
-----------------------------------------------------------------------------------------------------------------
Class A          Return before taxes                           3/29/01           4.05%            5.92%
-----------------------------------------------------------------------------------------------------------------
                 Return after taxes on distributions                             2.65%            3.78%
                 Return after taxes on distributions
                 and sale of portfolio shares                                    2.62%            3.72%
Lehman Brothers Aggregate Bond Index*                                            4.10%            7.11%
-----------------------------------------------------------------------------------------------------------------
Class C          Return before taxes                           3/29/01           3.77%            5.79%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                                            4.10%            7.11%
-----------------------------------------------------------------------------------------------------------------
Class D          Return before taxes                           3/29/01           3.70%            5.77%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*                                            4.10%            7.11%
-----------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   U.S. TREASURY INDEX PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

1994     1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
(3.41)% 17.81%   2.58%   9.63%   9.90%  (2.93)% 13.17%   6.41%  11.57%   2.13%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q3  2002      7.40%
Worst Quarter Return   Q1  1994    (2.94)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------------------------------------------------
                                                     Inception                                                     Since
                                                       Date           1-Year        5-Year        10-Year        Inception
---------------------------------------------------------------------------------------------------------------------------------
Class A            Return before taxes                1/11/93         2.13%         5.90%          6.48%           6.84%
---------------------------------------------------------------------------------------------------------------------------------
                   Return after taxes on                              0.64%         5.38%          6.21%           6.53%
                   distributions
                   Return after taxes on
                   distributions and sale of                          1.58%         5.40%          6.16%           6.46%
                   portfolio shares
Lehman Brothers Treasury Bond Index*                                  2.24%         6.18%          6.69%           7.05%
---------------------------------------------------------------------------------------------------------------------------------
Class C            Return before taxes                10/6/98         1.88%         5.71%            N/A           5.10%
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Treasury Bond Index*                                  2.24%         6.18%            N/A           5.85%
---------------------------------------------------------------------------------------------------------------------------------
Class D            Return before taxes               11/16/94         1.71%         5.51%            N/A           7.25%
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Treasury Bond Index*                                  2.24%         6.18%            N/A           7.87%
---------------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                        FIXED INCOME PORTFOLIOS

   INTERMEDIATE BOND PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)



                                    [CHART]

1998     1999   2000   2001   2002   2003
-----  -------  -----  -----  -----  -----
7.13%  (0.37)%  9.04%  8.00%  8.69%  4.04%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

BEST QUARTER RETURN      Q3       2002      4.70%
WORST QUARTER RETURN     Q2       1999    (0.64)%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
-----------------------------------------------------------------------------------------------------------------------------
                                                            Inception                                         Since
                                                              Date            1-Year         5-Year         Inception
-----------------------------------------------------------------------------------------------------------------------------
Class A         Return before taxes                           8/1/97          4.04%          5.82%            5.95%
-----------------------------------------------------------------------------------------------------------------------------
                Return after taxes on distributions                           2.80%          3.77%            3.80%
                Return after taxes on distributions                           2.61%          3.66%            3.71%
                and sale of portfolio shares
Lehman Brothers Intermediate                                                  4.31%          6.65%            6.94%
Government/Corporate Bond Index*
-----------------------------------------------------------------------------------------------------------------------------
Class D         Return Before Taxes                          10/2/98          3.70%          5.43%            5.10%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/                                      4.31%          6.65%            6.38%
Corporate Bond Index*
-----------------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   SHORT-INTERMEDIATE BOND PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  ------  -----  -----  -----  -----  -----  -----  -----  ----
0.91%  12.06%  4.55%  6.76%  7.69%  1.41%  8.48%  6.92%  5.80%  3.21%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q2  1995      3.96%
Worst Quarter Return   Q4  2001    (0.70)%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
--------------------------------------------------------------------------------------------------------------
                                                                     Inception                         Since
                                                                       Date    1-Year 5-Year 10-Year Inception
--------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                           1/11/93  3.21%  5.13%   5.73%    5.80%
--------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    2.19%  2.75%   3.17%    3.29%
        Return after taxes on distributions and sale of portfolio              2.08%  2.86%   3.26%    3.36%
        shares
Merrill Lynch 1-5 Corporate/Government Bond Index*                             3.30%  6.21%   6.25%    6.33%
--------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           9/14/94  2.81%  4.73%     N/A    5.68%
--------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Corporate/Government Bond Index*                             3.30%  6.21%     N/A    6.70%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state andlocal taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are notrelevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-taxreturns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



                                                        FIXED INCOME PORTFOLIOS

   U.S. GOVERNMENT SECURITIES PORTFOLIO



   CALENDAR YEAR TOTAL RETURN (CLASS A)


                                    [CHART]

 1994     1995   1996   1997   1998   1999   2000   2001   2002   2003
-------  ------  -----  -----  -----  -----  -----  -----  -----  -----
(0.74)%  11.88%  4.11%  6.80%  6.92%  2.09%  8.40%  8.42%  7.84%  2.06%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q3  2001      4.09%
Worst Quarter Return   Q1  1994    (1.13)%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
--------------------------------------------------------------------------------------------------------------
                                                                     Inception                         Since
                                                                       Date    1-Year 5-Year 10-Year Inception
--------------------------------------------------------------------------------------------------------------
Class A Return before taxes                                            4/5/93  2.06%  5.72%   5.71%    5.64%
--------------------------------------------------------------------------------------------------------------
        Return after taxes on distributions                                    0.69%  3.60%   3.49%    3.45%
        Return after taxes on distributions and sale of portfolio              1.45%  3.59%   3.49%    3.45%
        shares
Merrill Lynch 1-5 Government Index*                                            2.15%  5.82%   6.01%    5.94%
--------------------------------------------------------------------------------------------------------------
Class D Return before taxes                                           9/15/94  1.67%  5.31%     N/A    5.77%
--------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-5 Government Index*                                            2.15%  5.82%     N/A    6.57%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state andlocal taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are notrelevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-taxreturns are shown only for Class A Shares. After-tax returns for other classes will vary.
*The Index figures do not reflect any fees, expenses or taxes.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   BROAD-BASED SECURITIES MARKET INDICES

The J.P. Morgan Non-U.S. Government Bond Index is an unmanaged index of prices of non-U.S. government bonds with maturities of one to thirty years.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.

The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with maturities of one to five years.

The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.


                                                        FIXED INCOME PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 37.)

                    -----------------------------------------------------------------------------------
                    SHAREHOLDER FEES
                    (fees paid directly from your investment)
                    -----------------------------------------------------------------------------------
                                                                      Maximum Sales
                       Maximum         Additional                     Charge (Load)
                     Sales Charge  Transactional Fees     Maximum      Imposed on
                    (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio            on Purchases   amount invested)   Charge (Load)  Distributions    Fees      Fees
-------------------------------------------------------------------------------------------------------
International Bond
  Class A                None             None              None          None         None      None
  Class C*               None             None              None          None         None      None
  Class D                None             None              None          None         None      None
-------------------------------------------------------------------------------------------------------
Bond
  Class A                None             None              None          None         None      None
  Class C                None             None              None          None         None      None
  Class D                None             None              None          None         None      None
-------------------------------------------------------------------------------------------------------
Core Bond
  Class A                None             None              None          None         None      None
  Class C                None             None              None          None         None      None
  Class D                None             None              None          None         None      None
-------------------------------------------------------------------------------------------------------
U.S. Treasury Index
  Class A                None             None              None          None         None      None
  Class C                None             None              None          None         None      None
  Class D                None             None              None          None         None      None
-------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------

  * As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------


                                                                              Total Annual
Management Distribution  Other   Servicing Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses   Fees         Fees        Expenses/(1)/     Expenses/(2)/
------------------------------------------------------------------------------------------------
  0.85%        None      0.74%      None        0.01%           0.73%             1.59%
  0.85%        None      0.98%     0.15%        0.10%           0.73%             1.83%
  0.85%        None      1.13%     0.25%        0.15%           0.73%             1.98%
------------------------------------------------------------------------------------------------
  0.40%        None      0.14%      None        0.01%           0.13%             0.54%
  0.40%        None      0.38%     0.15%        0.10%           0.13%             0.78%
  0.40%        None      0.53%     0.25%        0.15%           0.13%             0.93%
------------------------------------------------------------------------------------------------
  0.40%        None      0.19%      None        0.01%           0.18%             0.59%
  0.40%        None      0.43%     0.15%        0.10%           0.18%             0.83%
  0.40%        None      0.58%     0.25%        0.15%           0.18%             0.98%
------------------------------------------------------------------------------------------------
  0.30%        None      0.20%      None        0.01%           0.19%             0.50%
  0.30%        None      0.44%     0.15%        0.10%           0.19%             0.74%
  0.30%        None      0.59%     0.25%        0.15%           0.19%             0.89%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


                                                        FIXED INCOME PORTFOLIOS

                           -----------------------------------------------------------------------------------
                           SHAREHOLDER FEES
                           (fees paid directly from your investment)
                           -----------------------------------------------------------------------------------
                                                                             Maximum Sales
                              Maximum         Additional                     Charge (Load)
                            Sales Charge  Transactional Fees     Maximum      Imposed on
                           (Load) Imposed (as a percentage of Deferred Sales  Reinvested   Redemption Exchange
Portfolio                   on Purchases   amount invested)   Charge (Load)  Distributions    Fees      Fees
--------------------------------------------------------------------------------------------------------------
Intermediate Bond
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities
  Class A                       None             None              None          None         None      None
  Class C*                      None             None              None          None         None      None
  Class D                       None             None              None          None         None      None
--------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------

  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
------------------------------------------------------------------------------------------------


                                                                              Total Annual
Management Distribution  Other   Servicing Transfer Agency Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses   Fees         Fees        Expenses/(1)/     Expenses/(2)/
------------------------------------------------------------------------------------------------
  0.40%        None      0.27%      None        0.01%           0.26%             0.67%
  0.40%        None      0.51%     0.15%        0.10%           0.26%             0.91%
  0.40%        None      0.66%     0.25%        0.15%           0.26%             1.06%
------------------------------------------------------------------------------------------------
  0.40%        None      0.15%      None        0.01%           0.14%             0.55%
  0.40%        None      0.39%     0.15%        0.10%           0.14%             0.79%
  0.40%        None      0.54%     0.25%        0.15%           0.14%             0.94%
------------------------------------------------------------------------------------------------
  0.40%        None      0.16%      None        0.01%           0.15%             0.56%
  0.40%        None      0.40%     0.15%        0.10%           0.15%             0.80%
  0.40%        None      0.55%     0.25%        0.15%           0.15%             0.95%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

FOOTNOTES


/1/"Other Operating Expenses," along with "Servicing Fees" and "Transfer Agency
   Fees," is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.15% of the average daily net assets of the International Bond Portfolio, and 0.10% of the average daily net assets of each other Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.25% of the International Bond Portfolio's average daily net assets and 0.10% of each other Portfolio's average daily net assets.



/2/The Investment Advisers have voluntarily agreed to waive a portion of their management fees, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are actually incurred by the Portfolios as a result of these voluntary fee reductions and the expense reimbursements discussed in footnote 1. Voluntary fee reductions may be modified, terminated or implemented at any time at the option of the Investment Advisers or any other service provider to the Portfolios. If this occurs, "Total Annual Operating Expenses" may increase (or decrease) without shareholder approval.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

--------------------------------------------------------------------------------

                           Management Distribution  Other      Total Annual
Portfolio                     Fees    (12b-1) Fees Expenses Operating Expenses
--------------------------------------------------------------------------------
International Bond
 Class A                     0.70%        None      0.26%         0.96%
 Class C*                    0.70%        None      0.50%         1.20%
 Class D                     0.70%        None      0.65%         1.35%
--------------------------------------------------------------------------------
Bond
 Class A                     0.25%        None      0.11%         0.36%
 Class C                     0.25%        None      0.35%         0.60%
 Class D                     0.25%        None      0.50%         0.75%
--------------------------------------------------------------------------------
Core Bond
 Class A                     0.25%        None      0.11%         0.36%
 Class C                     0.25%        None      0.35%         0.60%
 Class D                     0.25%        None      0.50%         0.75%
--------------------------------------------------------------------------------
U.S. Treasury Index
 Class A                     0.15%        None      0.11%         0.26%
 Class C                     0.15%        None      0.35%         0.50%
 Class D                     0.15%        None      0.50%         0.65%
--------------------------------------------------------------------------------
Intermediate Bond
 Class A                     0.25%        None      0.11%         0.36%
 Class C*                    0.25%        None      0.35%         0.60%
 Class D                     0.25%        None      0.50%         0.75%
--------------------------------------------------------------------------------
Short-Intermediate Bond
 Class A                     0.25%        None      0.11%         0.36%
 Class C*                    0.25%        None      0.35%         0.60%
 Class D                     0.25%        None      0.50%         0.75%
--------------------------------------------------------------------------------
U.S. Government Securities
 Class A                     0.25%        None      0.11%         0.36%
 Class C*                    0.25%        None      0.35%         0.60%
 Class D                     0.25%        None      0.50%         0.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


*As of the date of the Prospectus, no shares of this class are issued and outstanding.


                                                        FIXED INCOME PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           ----------------------------------------------------------

           Portfolio                  1 Year 3 Years 5 Years 10 Years
           ----------------------------------------------------------
           International Bond
            Class A                    $162   $502     $866   $1,889
            Class C                    $186   $576     $990   $2,148
            Class D                    $201   $621   $1,068   $2,306
           ----------------------------------------------------------
           Bond
            Class A                     $55   $173     $302     $677
            Class C                     $80   $249     $433     $966
            Class D                     $95   $296     $515   $1,143
           ----------------------------------------------------------
           Core Bond
            Class A                     $60   $189     $329     $738
            Class C                     $85   $265     $460   $1,025
            Class D                    $100   $312     $542   $1,201
           ----------------------------------------------------------
           U.S. Treasury Index
            Class A                     $51   $160     $280     $628
            Class C                     $76   $237     $411     $918
            Class D                     $91   $284     $493   $1,096
           ----------------------------------------------------------
           Intermediate Bond
            Class A                     $68   $214     $373     $835
            Class C                     $93   $290     $504   $1,120
            Class D                    $108   $337     $585   $1,294
           ----------------------------------------------------------
           Short-Intermediate Bond
            Class A                     $56   $176     $307     $689
            Class C                     $81   $252     $439     $978
            Class D                     $96   $300     $520   $1,155
           ----------------------------------------------------------
           U.S. Government Securities
            Class A                     $57   $179     $313     $701
            Class C                     $82   $255     $444     $990
            Class D                     $97   $303     $525   $1,166
           ----------------------------------------------------------
           ----------------------------------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISERS


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), serve jointly as the Investment Advisers of the International Bond, Bond, Short-Intermediate Bond and Intermediate Bond Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60675 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively in this Prospectus as "Northern Trust."



NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.


NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets under discretionary management.


Under the Advisory Agreement with Northern Institutional Funds, each Investment Adviser, subject to the general supervision of Northern Institutional Funds' Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



                                                        FIXED INCOME PORTFOLIOS

   ADVISORY FEES


As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2003.



The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

          -----------------------------------------------------------
                                                     Advisory Fee
                                     Contractual Paid for Fiscal Year
          Portfolio                     Rate        Ended 11/30/03
          -----------------------------------------------------------
          International Bond            0.85%           0.70%
          -----------------------------------------------------------
          Bond                          0.40%           0.25%
          -----------------------------------------------------------
          Core Bond                     0.40%           0.25%
          -----------------------------------------------------------
          U.S. Treasury Index           0.30%           0.15%
          -----------------------------------------------------------
          Intermediate Bond             0.40%           0.25%
          -----------------------------------------------------------
          Short-Intermediate Bond       0.40%           0.25%
          -----------------------------------------------------------
          U.S. Government Securities    0.40%           0.25%
          -----------------------------------------------------------
          -----------------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO MANAGEMENT

  THE INVESTMENT ADVISERS EMPLOY A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE PORTFOLIOS.
  BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE ACTIVELY MANAGED PORTFOLIOS.

--------------------------------------------------------------------------------



Wayne G. Bowers, Vice President of Northern Trust, is the management team leader for the International Bond Portfolio. Mr. Bowers has had such responsibility since September 2002. Mr. Bowers joined Northern Trust in 1999 and manages various fixed income portfolios. From 1995 to 1999, he was a proprietary trader with ABN AMRO London.





The management team leaders for the Bond, Core Bond and Intermediate Bond Portfolios are Colin A. Robertson, Senior Vice President of Northern Trust, and Matthew Toms, Vice President of Northern Trust. Mr. Robertson has had such responsibility since November 2003, and Mr. Toms since April 2004. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. From 1996 to 1999, he was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral positions. Mr. Toms joined Northern Trust in 2000 and has managed various fixed income portfolios. From 1996 to 2000, Mr. Toms was with Lincoln Financial Group where he had been a research analyst and fixed income portfolio manager.



The management team leader for the Short-Intermediate Bond Portfolio is Colin
A. Robertson. He has had such responsibility since September 2002.





                                                        FIXED INCOME PORTFOLIOS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolios. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered portfolios that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PURCHASING AND SELLING SHARES


PURCHASING SHARES

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and

.. Corporations, partnerships, business trusts, and other institutions and organizations.

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.


Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 24). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.


OPENING AN ACCOUNT

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

For your convenience, there are a number of ways to invest directly in the
Portfolios:

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.

.. Include a certified corporate resolution (or other acceptable evidence of authority).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, corporate resolution (if needed) and completed New Account
  Application to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


                                                        FIXED INCOME PORTFOLIOS

BY TELEPHONE



.. Read this prospectus carefully.



.. Call the Northern Institutional Funds Center at 800/637-1380.


To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")


To open a new account:



.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.



.. For more information about the purchase of shares, call the Northern
  Institutional Funds Center at 800/637-1380.



To add to an existing account:



.. Have your bank wire federal funds or effect an ACH Transfer to:



 The Northern Trust Company


 Chicago, Illinois


 ABA Routing No. 0710-00152


 (Reference 10-Digit Portfolio Account Number)


 (Reference Shareholder's Name)


SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your Account Number

.. The name of the Portfolio

.. The number of shares or the dollar amount to be redeemed


BY TELEPHONE



.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.



.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."



BY WIRE



.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.



.. You must have given prior authorization for expedited wire redemption.



.. The minimum amount that may be redeemed by this method is $10,000.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   ACCOUNT POLICIES AND OTHER INFORMATION

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m., Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.



Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that that such quotations do not accurately reflect fair value, the fair value of the Portfolios' investments may be otherwise determined in good faith under procedures established by the Trustees. For example, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.



Short-term obligations held by a Portfolio are valued at their amortized cost which, according to the Investment Adviser, approximates market value.



A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.



Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are received by the Transfer Agent or other authorized intermediary, at that day's closing share price provided that:



.. The Transfer Agent receives payment by 3:00 p.m., Central time, on the same
  Business Day; or



.. The order is placed by a financial or authorized intermediary and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust's agreement with the intermediary; or



.. Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.



Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price, provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.


Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


                                                        FIXED INCOME PORTFOLIOS

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 40.



Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price (less any additional transaction fee, in the case of an exchange).



Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price (less any additional transaction fee, in the case of an exchange).



Payment of Redemption Proceeds. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above.



Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a corporate resolution or other acceptable evidence of authority.



.. The Trust may require any information reasonably necessary to ensure that redemption has been duly authorized.



.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.



.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.



.. If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.



.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.



.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder in circumstances deemed to be in the best interest of a Portfolio.



.. The Trust reserves the right to change or discontinue any of its redemption procedures.



.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 40.



Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange legally can be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Excessive Trading in Portfolio Shares. The Trust discourages excessive short-term trading that could be disruptive to the management of a Portfolio. If a shareholder makes more than two "round trips" in a Portfolio during a calendar quarter, the Trust may, in its discretion, refuse to process additional purchase or exchange orders by the shareholder. A "round trip" is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. In addition, the Trust may, in its discretion, reject any additional purchase or exchange order from a shareholder if the Trust determines that the shareholder's short-term trading activity is excessive, regardless of whether or not the shareholder has made two round trips in a calendar quarter. It should be noted that the Trust's ability to monitor and limit the trading activity of shareholders investing in a Portfolio through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.


In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.


Telephone Transactions. Telephone requests are recorded. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.


Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange ("the Exchange") is open for business. For the period April 1, 2004 through March 31, 2005, the Portfolios will be closed on the following holidays: Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).



Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered, including a certified resolution or other acceptable evidence of authority. Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.



                                                        FIXED INCOME PORTFOLIOS

Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.


Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust ("Service Organizations"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

Administrative support services may include:

.. processing purchase, exchange and redemption requests from investors;

.. placing net purchase and redemption orders with the Transfer Agent;

.. providing necessary personnel and facilities to establish and maintain investor accounts and records; and

.. providing information periodically to investors showing their positions in Portfolio shares.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Service Organizations will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers, (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.


                                                        FIXED INCOME PORTFOLIOS

   DIVIDENDS AND DISTRIBUTIONS

  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE OR ADDITIONAL PURCHASE PRICE AMOUNT.

--------------------------------------------------------------------------------

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Portfolio in which you maintain an account.


The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio with an annual dividend or distribution policy may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.


A Portfolio may pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.

                                 -----------------------------------------
                                 Dividends, if any, Capital Gains, if any,
      Portfolio                  Declared and Paid    Declared and Paid
      --------------------------------------------------------------------
      International Bond              Annually             Annually
      --------------------------------------------------------------------
      Bond                             Monthly             Annually
      --------------------------------------------------------------------
      Core Bond                        Monthly             Annually
      --------------------------------------------------------------------
      U.S. Treasury Index              Monthly             Annually
      --------------------------------------------------------------------
      Intermediate Bond                Monthly             Annually
      --------------------------------------------------------------------
      Short-Intermediate Bond          Monthly             Annually
      --------------------------------------------------------------------
      U.S. Government Securities       Monthly             Annually
      --------------------------------------------------------------------
                                 -----------------------------------------





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   TAX CONSIDERATIONS


Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. In general, the Portfolios' dividends and distributions will be taxable to you for federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. For federal tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Portfolio over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.



You should note that the Portfolios do not expect to pay dividends that are eligible for the recently enacted reduced tax rates on corporate dividends. This is because the Portfolios will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.



Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.



Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.



It is not expected that any dividends paid by the Portfolios will qualify for the dividends-received deduction for corporations.



A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gain distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.



The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



                                                        FIXED INCOME PORTFOLIOS

So long as more than 50% of the value of the total assets of the International Bond Portfolio consists of stock or securities (including debt securities) of foreign corporations at the close of a taxable year, the Portfolio may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. If the Portfolio make this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their federal income tax liabilities, or (b) to deduct such proportionate amounts from their federal taxable income under certain circumstances.



Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH PORTFOLIO. It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives. The investment objectives of the Core Bond Portfolio and Intermediate Bond Portfolio may be changed without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Derivatives. The Portfolios may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

Investment Strategy. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives recently have been developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.


                                                        FIXED INCOME PORTFOLIOS

Foreign Investments. Foreign securities include direct investments in non-U.S. dollar-denominated securities primarily traded outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all income and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Investment Strategy. The International Bond Portfolio intends to invest a substantial portion of its total assets in foreign securities. The Bond, Intermediate Bond and Short-Intermediate Bond Portfolios may invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments. The Core Bond Portfolio may invest up to 25% of its total assets in the U.S. dollar-denominated securities of foreign issuers. The U.S. Government Securities Portfolio may make limited investments (but in no event more than 20% of its net assets) in supranational obligations.

The International Bond Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Bond Portfolio may invest up to 25% of total assets in emerging markets.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.


On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.


The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be assessed fully at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

.. BBB or higher by Standard & Poor's Rating Services ("S&P");

.. Baa or higher by Moody's Investors Service, Inc. ("Moody's");

.. BBB or higher by Fitch Ratings ("Fitch"); or

.. BBB or higher by Dominion Bond Rating Service Limited ("Dominion").


                                                        FIXED INCOME PORTFOLIOS

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as an NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines the security is comparable in quality to a security that has been rated investment grade.

Investment Strategy. The Portfolios may invest in fixed income and convertible securities to the extent consistent with their respective investment policies. Except as stated in the next section, fixed income and convertible securities purchased by the Portfolios generally will be investment grade.

Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Adviser will consider such an event in determining whether a Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

Investment Strategy. The International Bond, Bond, Intermediate Bond and Short-Intermediate Bond Portfolios may invest up to 20% of their total assets, measured at the time of purchase, in non-investment grade securities, including convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.

Special Risks. Non-investment grade securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Maturity Risk. Each Portfolio normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Portfolios' historical portfolio turnover rates.

Structured Securities. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

Investment Strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.

Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Tracking Risk. The U.S. Treasury Index Portfolio seeks to track the performance of its benchmark index.

Investment Strategy. Under normal market conditions, the Investment Adviser expects that the quarterly performance of the U.S. Treasury Index Portfolio, before expenses, will track the performance of its benchmark within a 0.95 correlation coefficient.

Special Risks. The U.S. Treasury Index Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.


                                                        FIXED INCOME PORTFOLIOS

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Investment Strategy. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The International Bond, Bond, Core Bond, Intermediate Bond, and Short-Intermediate Bond Portfolios may purchase these and other types of asset-backed securities. Asset-backed securities are subject to the same quality requirements as the other types of fixed income securities held by a Portfolio.

Special Risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. The International Bond, Bond, Core Bond, Intermediate Bond and Short-Intermediate Bond Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Custodial Receipts. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

Investment Strategy. To the extent consistent with their respective investment objectives, the Portfolios may invest a portion of their assets in custodial receipts. Investments by the U.S. Treasury Index and U.S. Government Securities Portfolios in custodial receipts, if any, are anticipated to be minimal and in no event will exceed 20% of the value of such Portfolios' net assets.

Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Exchange Rate-Related Securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. The International Bond, Bond, Intermediate Bond and Short-Intermediate Bond Portfolios may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment Strategy. The International Bond, Bond, Intermediate Bond and Short-Intermediate Bond Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Bond Portfolio also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.



                                                        FIXED INCOME PORTFOLIOS

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


Investment Strategy. To the extent consistent with its investment objective, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.



The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.


Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as an Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. The Bond, Core Bond, Intermediate Bond and
Short-Intermediate Bond Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps, and Interest Rate Floors, Caps and Collars. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment Strategy. The Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, the instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults.


Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, iShares/SM/ and other exchange-traded funds (or "ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolios may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.



Investment Strategy. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.



Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio's



                                                        FIXED INCOME PORTFOLIOS
investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.


Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

Investment Strategy. Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Special Risks. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.


Investment Strategy. To the extent consistent with its investment objective, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies.


Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

Preferred Stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the International Bond, Bond, Core Bond, Intermediate Bond and Short-Intermediate Bond Portfolio, may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment Strategy. The Portfolios may invest in REITs.

Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders of a Portfolio that is taxable at the state level may increase as a result of such Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan


                                                        FIXED INCOME PORTFOLIOS
will not be deemed to have been received by such Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives, the Portfolios may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's total return.

Temporary Investments. The Portfolios temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

Investment Strategy. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the U.S. Treasury Index Portfolio, a Portfolio also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Portfolio's losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Portfolio to pursue such defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and, with the exception of the U.S. Treasury Index Portfolio, also may invest in obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective.

Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Investment Strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


                                                        FIXED INCOME PORTFOLIOS

   DISCLAIMERS

The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio or any person or entity from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION

  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS).

  Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request and without charge. As of November 30, 2003, no Class C Shares of the International Bond, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios were outstanding.


--------------------------------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


INTERNATIONAL BOND PORTFOLIO


---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
Selected per share data                                         2003/(4)/ 2002/(4)/  2001    2000    1999
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $19.48    $18.77  $17.74  $18.86  $21.35

Income (loss) from investment operations:
  Net investment income (loss)                                       1.54      0.67    0.71  (1.38)    0.96

  Net realized and unrealized gains (losses)                         1.72      0.62    0.32    0.26  (2.07)

Total income (loss) from investment operations                       3.26      1.29    1.03  (1.12)  (1.11)
---------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income/(1)/                                  (1.96)    (0.58)      --      --  (1.24)

  From net realized gains                                              --        --      --      --  (0.14)

Total distributions paid                                           (1.96)    (0.58)      --      --  (1.38)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $20.78    $19.48  $18.77  $17.74  $18.86
---------------------------------------------------------------------------------------------------------------
Total return/(2)/                                                  18.32%     7.06%   5.81% (5.94)% (5.76)%

Supplemental data and ratios:
  Net assets, in thousands, end of period                         $11,917   $26,188 $26,969 $28,905 $28,397

  Ratio to average net assets of:/(3)/
    Expenses, net of waivers and reimbursements                     0.96%     0.96%   0.96%   0.96%   0.96%

    Expenses, before waivers and reimbursements                     1.59%     1.37%   1.52%   1.54%   1.44%

    Net investment income, net of waivers and reimbursements        2.21%     3.61%   4.11%   3.86%   4.89%

    Net investment income, before waivers and reimbursements        1.58%     3.20%   3.55%   3.28%   4.41%

Portfolio Turnover Rate                                            62.15%   201.22% 371.96% 179.26%  17.85%
---------------------------------------------------------------------------------------------------------------



(1)Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.



(2)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.


(3)Annualized for periods less than one year.


(4)Financial highlights for the years ended were calculated using the average shares outstanding method.


(5)Shares were reintroduced on September 5, 2002. Financial highlights were calculated using the average shares outstanding method.

(6)No shares outstanding for the period August 23, 1999 through September 4, 2002.


(7)Class D shares were fully redeemed as of August 22, 1999. As such, no total return or supplemental data and ratios were presented for the fiscal years ended November 30, 1999-2001.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-----------------------------------------------------
                        CLASS D
  2003/(4)/ 2002/(5)/ 2001/(6)/ 2000/(6)/  1999/(7)/
-----------------------------------------------------
     $19.46    $19.71        --        --      $21.26

       1.39      0.19        --        --        0.29

       1.72    (0.44)        --        --      (1.25)

       3.11    (0.25)        --        --      (0.96)
-----------------------------------------------------
     (1.96)        --        --        --      (0.54)

         --        --        --        --      (0.14)

     (1.96)        --        --        --      (0.68)
-----------------------------------------------------
     $20.61    $19.46        --        -- $19.62/(7)/
-----------------------------------------------------
     17.48%   (1.27)%        --        --          --

         $1      $104        --        --          --

      1.35%     1.35%        --        --          --

      1.98%     1.76%        --        --          --

      1.82%     3.22%        --        --          --

      1.19%     2.81%        --        --          --

     62.15%   201.22%        --        --          --
-----------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


BOND PORTFOLIO


----------------------------------------------------------------------------------------------------------
                                                                         CLASS A
Selected per share data                            2003/(2)/ 2002/(2)(3)/   2001      2000      1999
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $19.81       $19.94   $19.49     $19.31   $21.61

Income (loss) from investment operations:
  Net investment income                                 0.84         1.04     1.28       1.37     1.35

  Net realized and unrealized gains (losses)            0.42       (0.08)     0.45       0.21   (1.63)

Total income (loss) from investment operations          1.26         0.96     1.73       1.58   (0.28)
----------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                          (0.93)       (1.09)   (1.28)     (1.40)   (1.34)

  From net realized gains                                 --           --       --         --   (0.68)

Total distributions paid                              (0.93)       (1.09)   (1.28)     (1.40)   (2.02)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $20.14       $19.81   $19.94     $19.49   $19.31
----------------------------------------------------------------------------------------------------------
Total return/(1)/                                      6.45%        4.99%    9.08%      8.56%  (1.35)%

Supplemental data and ratios:
  Net assets, in thousands, end of year             $593,559     $697,601 $877,920 $1,034,495 $879,161

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements        0.36%        0.36%    0.36%      0.36%    0.36%

    Expenses, before waivers and reimbursements        0.54%        0.59%    0.74%      0.74%    0.74%

    Net investment income, net of waivers and
     reimbursements                                    4.14%        5.27%    6.38%      7.23%    6.95%

    Net investment income, before waivers and
     reimbursements                                    3.96%        5.04%    6.00%      6.85%    6.57%

Portfolio Turnover Rate                              325.90%      277.45%  297.81%    143.72%   72.61%
----------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



(2)Financial highlights for the years ended were calculated using the average shares outstanding method.



(3)As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



---------------------------------------------------------------------------------------------------------
                       CLASS C                                              CLASS D
  2003/(2)/ 2002/(2)(3)/ 2001/(2)/ 2000/(2)/  1999     2003/(2)/ 2002/(2)(3)/ 2001/(2)/ 2000/(2)/  1999
---------------------------------------------------------------------------------------------------------
     $19.81       $19.93    $19.48    $19.30  $21.60      $19.78       $19.91    $19.47    $19.28  $21.58

       0.82         1.01      1.23      1.31    1.32        0.74         0.90      0.43      1.23    1.31

       0.39       (0.09)      0.45      0.22  (1.65)        0.43       (0.02)      1.21      0.23  (1.67)

       1.21         0.92      1.68      1.53  (0.33)        1.17         0.88      1.64      1.46  (0.36)
---------------------------------------------------------------------------------------------------------
     (0.88)       (1.04)    (1.23)    (1.35)  (1.29)      (0.85)       (1.01)    (1.20)    (1.27)  (1.26)

         --           --        --        --  (0.68)          --           --        --        --  (0.68)

     (0.88)       (1.04)    (1.23)    (1.35)  (1.97)      (0.85)       (1.01)    (1.20)    (1.27)  (1.94)
---------------------------------------------------------------------------------------------------------
     $20.14       $19.81    $19.93    $19.48  $19.30      $20.10       $19.78    $19.91    $19.47  $19.28
---------------------------------------------------------------------------------------------------------
      6.24%        4.73%     8.83%     8.33% (1.59)%       6.00%        4.60%     8.64%     7.92% (1.74)%

     $3,624       $9,874   $21,144   $39,868 $62,557        $329         $317      $187      $144  $1,497

      0.60%        0.60%     0.60%     0.60%   0.60%       0.75%        0.75%     0.75%     0.75%   0.75%

      0.78%        0.83%     0.98%     0.98%   0.98%       0.93%        0.98%     1.13%     1.13%   1.13%

      3.90%        5.03%     6.14%     6.99%   6.71%       3.75%        4.88%     5.99%     6.84%   6.56%

      3.72%        4.80%     5.76%     6.61%   6.33%       3.57%        4.65%     5.61%     6.46%   6.18%

    325.90%      277.45%   297.81%   143.72%  72.61%     325.90%      277.45%   297.81%   143.72%  72.61%
---------------------------------------------------------------------------------------------------------




                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


CORE BOND PORTFOLIO


-----------------------------------------------------------------------------------------------------------------
                                                         CLASS A                          CLASS C
Selected per share data                        2003   2002/(3)(4)/ 2001/(5)/    2003   2002/(3)(4)/ 2001/(5)/
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $9.92       $10.06    $10.00     $9.92       $10.01    $10.00

Income from investment operations:
  Net investment income                          0.33         0.50      0.40      0.33         0.50      0.40

  Net realized and unrealized gains              0.17         0.03      0.05      0.15         0.07        --

Total income from investment operations          0.50         0.53      0.45      0.48         0.57      0.40
-----------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                   (0.38)       (0.54)    (0.39)    (0.37)       (0.53)    (0.39)

  From net realized gains                          --       (0.13)        --        --       (0.13)        --

Total distributions paid                       (0.38)       (0.67)    (0.39)    (0.37)       (0.66)    (0.39)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.04        $9.92    $10.06    $10.03        $9.92    $10.01
-----------------------------------------------------------------------------------------------------------------
Total return/(1)/                               5.04%        5.61%     4.54%     4.76%        6.04%     4.05%

Supplemental data and ratios:
  Net assets, in thousands, end of period    $110,907     $103,184  $155,542        $1           $1       $--

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and
     reimbursements                             0.36%        0.36%     0.36%     0.60%        0.60%     0.60%

    Expenses, before waivers and
     reimbursements                             0.59%        0.68%     0.81%     0.83%        0.92%     1.05%

    Net investment income, net of waivers
     and reimbursements                         3.27%        5.13%     5.91%     3.03%        4.89%     5.67%

    Net investment income, before waivers
     and reimbursements                         3.04%        4.81%     5.46%     2.80%        4.57%     5.22%

Portfolio turnover rate                       380.92%      257.35%   197.85%   380.92%      257.35%   197.85%
-----------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.


(3)As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.


(4)Financial highlights for the year ended were calculated using the average shares outstanding method.

(5)For the period March 29, 2001 (commencement of operations) through November 30, 2001.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------
             CLASS D
   2003   2002/(3)(4)/ 2001/(5)/
--------------------------------
    $9.93       $10.01    $10.00

     0.33         0.50      0.40

     0.14         0.08        --

     0.47         0.58      0.40
--------------------------------
   (0.34)       (0.53)    (0.39)

       --       (0.13)        --

   (0.34)       (0.66)    (0.39)
--------------------------------
   $10.06        $9.93    $10.01
--------------------------------
    4.80%        6.07%     4.05%

       $1           $1       $--

    0.75%        0.75%     0.75%

    0.98%        1.07%     1.20%

    2.88%        4.74%     5.52%

    2.65%        4.42%     5.07%

  380.92%      257.35%   197.85%
--------------------------------


..


                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


U.S. TREASURY INDEX PORTFOLIO


-----------------------------------------------------------------------------------------------------------
                                                                                CLASS A
Selected per share data                                          2003    2002    2001    2000    1999
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $21.99  $21.90  $21.06  $20.25  $21.77

Income (loss) from investment operations:
  Net investment income                                            0.77    0.94    1.11    1.19    1.09
  Net realized and unrealized gains (losses)                       0.06    0.63    0.85    0.83  (1.54)

Total income (loss) from investment operations                     0.83    1.57    1.96    2.02  (0.45)
-----------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.77)  (0.93)  (1.12)  (1.21)  (1.07)
  From net realized gains                                        (0.44)  (0.55)      --      --      --

Total distributions paid                                         (1.21)  (1.48)  (1.12)  (1.21)  (1.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $21.61  $21.99  $21.90  $21.06  $20.25
-----------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 3.78%   7.62%   9.55%  10.31% (2.10)%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $63,061 $49,429 $44,323 $34,979 $22,033

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                   0.26%   0.26%   0.26%   0.26%   0.26%

    Expenses, before waivers and reimbursements                   0.50%   0.56%   0.75%   0.84%   0.77%

    Net investment income, net of waivers and reimbursements      3.53%   4.36%   5.23%   5.86%   5.24%

    Net investment income, before waivers and reimbursements      3.29%   4.06%   4.74%   5.28%   4.73%

Portfolio turnover rate                                          65.88%  89.88% 102.56% 110.97%  84.77%
-----------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.





(2)Financial highlights for the years ended were calculated using the average shares outstanding method.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



---------------------------------------------------------------------------------------------
                     CLASS C                                      CLASS D
      2003   2002   2001   2000/(2)/  1999     2003/(2)/  2002  2001/(2)/ 2000/(2)/ 1999/(2)/
---------------------------------------------------------------------------------------------
     $21.98 $21.89  $21.09    $20.25  $21.81      $21.97 $21.88    $21.04    $20.22    $21.74

       0.71   0.89    1.09      1.21    0.96        0.68   0.71      1.00      1.12      1.05
       0.06   0.64    0.79      0.79  (1.50)        0.07   0.78      0.88      0.83    (1.59)

       0.77   1.53    1.88      2.00  (0.54)        0.75   1.49      1.88      1.95    (0.54)
---------------------------------------------------------------------------------------------
     (0.71) (0.89)  (1.08)    (1.16)  (1.02)      (0.69) (0.85)    (1.04)    (1.13)    (0.98)
     (0.44) (0.55)      --        --      --      (0.44) (0.55)        --        --        --

     (1.15) (1.44)  (1.08)    (1.16)  (1.02)      (1.13) (1.40)    (1.04)    (1.13)    (0.98)
---------------------------------------------------------------------------------------------
     $21.60 $21.98  $21.89    $21.09  $20.25      $21.59 $21.97    $21.88    $21.04    $20.22
---------------------------------------------------------------------------------------------
      3.58%  7.38%   9.12%    10.21% (2.49)%       3.42%  7.22%     9.12%     9.97%   (2.50)%

     $1,938 $2,947  $1,047      $341    $194      $2,121   $531      $229      $117      $177

      0.50%  0.50%   0.50%     0.50%   0.50%       0.65%  0.65%     0.65%     0.65%     0.65%

      0.74%  0.80%   0.99%     1.08%   1.01%       0.89%  0.95%     1.14%     1.23%     1.16%

      3.29%  4.12%   4.99%     5.62%   5.00%       3.14%  3.97%     4.84%     5.47%     4.85%

      3.05%  3.82%   4.50%     5.04%   4.49%       2.90%  3.67%     4.35%     4.89%     4.34%

     65.88% 89.88% 102.56%   110.97%  84.77%      65.88% 89.88%   102.56%   110.97%    84.77%
---------------------------------------------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


INTERMEDIATE BOND PORTFOLIO


------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
Selected per share data                                          2003   2002/(2)/  2001       2000      1999
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $20.15    $19.83  $18.99  $18.98       $20.15

Income (loss) from investment operations:
  Net investment income                                            0.68      0.80    1.05    1.26         1.10
  Net realized and unrealized gains (losses)                       0.39      0.33    0.85    0.01       (1.05)

Total income (loss) from investment operations                     1.07      1.13    1.90    1.27         0.05
------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.69)    (0.81)  (1.06)  (1.26)       (1.10)
  From net realized gains                                            --        --      --      --       (0.12)

Total distributions paid                                         (0.69)    (0.81)  (1.06)  (1.26)       (1.22)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $20.53    $20.15  $19.83  $18.99       $18.98
------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 5.40%     5.80%  10.27%   7.00%        0.25%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $45,728   $45,186 $44,372 $28,950      $49,414

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                   0.36%     0.36%   0.36%   0.37%/(3)/   0.36%

    Expenses, before waivers and reimbursements                   0.67%     0.72%   0.98%   0.94%        0.80%

    Net investment income, net of waivers and reimbursements      3.21%     4.05%   5.49%   6.37%        5.65%

    Net investment income, before waivers and reimbursements      2.90%     3.69%   4.87%   5.80%        5.21%

Portfolio turnover rate                                         336.00%   250.64% 254.48%  60.37%      193.44%
------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.





(2)As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.



(3)Expense ratios, net of waivers and reimbursements, for the year would have been 0.36% and 0.75% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



--------------------------------------------------
                        CLASS D
      2003   2002/(2)/  2001      2000      1999
--------------------------------------------------
      $20.13    $19.82  $18.96 $18.95       $20.13

        0.60      0.73    1.01   1.11         1.06
        0.40      0.32    0.84   0.09       (1.10)

        1.00      1.05    1.85   1.20       (0.04)
--------------------------------------------------
      (0.61)    (0.74)  (0.99) (1.19)       (1.02)
          --        --      --     --       (0.12)

      (0.61)    (0.74)  (0.99) (1.19)       (1.14)
--------------------------------------------------
      $20.52    $20.13  $19.82 $18.96       $18.95
--------------------------------------------------
       4.95%     5.41%   9.98%  6.62%      (0.21)%

         $96       $68     $27    $27          $26

       0.75%     0.75%   0.75%  0.76%/(3)/   0.75%

       1.06%     1.11%   1.37%  1.33%        1.19%

       2.82%     3.66%   5.19%  5.98%        5.26%

       2.51%     3.30%   4.57%  5.41%        4.82%

     336.00%   250.64% 254.48% 60.37%      193.44%
--------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


SHORT-INTERMEDIATE BOND PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS A
Selected per share data                                           2003   2002/(2)(3)/   2001     2000     1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $18.62       $18.67   $18.28   $18.50   $20.03

Income from investment operations:
  Net investment income                                             0.52         0.79     1.07     1.36     1.79
  Net realized and unrealized gains (losses)                        0.23       (0.07)     0.46   (0.13)   (1.36)

Total income from investment operations                             0.75         0.72     1.53     1.23     0.43
--------------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.55)       (0.77)   (1.14)   (1.45)   (1.69)
  From net realized gains                                             --           --       --       --   (0.27)

Total distributions paid                                          (0.55)       (0.77)   (1.14)   (1.45)   (1.96)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $18.82       $18.62   $18.67   $18.28   $18.50
--------------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                  4.01%        3.97%    8.59%    7.01%    2.25%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $165,595     $192,710 $272,003 $248,054 $184,382

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.36%        0.36%    0.36%    0.36%    0.36%

    Expenses, before waivers and reimbursements                    0.55%        0.62%    0.75%    0.77%    0.76%

    Net investment income, net of waivers and reimbursements       2.75%        4.26%    5.77%    7.56%    9.35%

    Net investment income, before waivers and
     reimbursements                                                2.56%        4.00%    5.38%    7.15%    8.95%

Portfolio turnover rate                                          257.17%      184.27%  107.31%   48.97%   88.29%
--------------------------------------------------------------------------------------------------------------------



(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



(2)As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.


(3)Financial highlights for the years ended were calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-------------------------------------------------------
                          CLASS D
      2003   2002/(2)(3)/ 2001/(3)/ 2000/(3)/ 1999/(3)/
-------------------------------------------------------
      $18.57       $18.62    $18.24    $18.45    $19.97

        0.45         0.67      0.48      1.31      1.79
        0.22       (0.02)      0.98    (0.16)    (1.43)

        0.67         0.65      1.46      1.15      0.36
-------------------------------------------------------
      (0.48)       (0.70)    (1.08)    (1.36)    (1.61)
          --           --        --        --    (0.27)

      (0.48)       (0.70)    (1.08)    (1.36)    (1.88)
-------------------------------------------------------
      $18.76       $18.57    $18.62    $18.24    $18.45
-------------------------------------------------------
       3.61%        3.59%     8.16%     6.59%     1.84%

         $59          $65       $38       $30      $121

       0.75%        0.75%     0.75%     0.75%     0.75%

       0.94%        1.01%     1.14%     1.16%     1.15%

       2.36%        3.87%     5.38%     7.17%     8.96%

       2.17%        3.61%     4.99%     6.76%     8.56%

     257.17%      184.27%   107.31%    48.97%    88.29%
-------------------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

   FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT SECURITIES PORTFOLIO


---------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
Selected per share data                                           2003   2002/(2)/   2001    2000    1999
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $20.60    $20.55   $19.67  $19.48  $20.27

Income from investment operations:
  Net investment income                                             0.48      0.75     0.97    1.14    0.99
  Net realized and unrealized gains (losses)                        0.10      0.43     0.95    0.18  (0.51)

Total income from investment operations                             0.58      1.18     1.92    1.32    0.48
---------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.55)    (0.80)   (1.04)  (1.13)  (0.98)
  From net realized gains                                         (0.39)    (0.33)       --      --  (0.29)

Total distributions paid                                          (0.94)    (1.13)   (1.04)  (1.13)  (1.27)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                      $20.24    $20.60   $20.55  $19.67  $19.48
---------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                  2.92%     5.94%   10.03%   7.03%   2.43%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $121,523  $113,071 $105,605 $90,182 $87,699

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.36%     0.36%    0.36%   0.36%   0.36%

    Expenses, before waivers and reimbursements                    0.56%     0.62%    0.81%   0.81%   0.77%

    Net investment income, net of waivers and reimbursements       2.34%     3.68%    5.16%   5.87%   5.14%

    Net investment income, before waivers and reimbursements       2.14%     3.42%    4.71%   5.42%   4.73%

Portfolio turnover rate                                          250.94%   246.91%  171.29% 139.01%  50.70%
---------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



(2)As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



----------------------------------------------
                      CLASS D
       2003   2002/(2)/  2001    2000    1999
----------------------------------------------
       $20.53    $20.49  $19.62  $19.43 $20.22

         0.40      0.66    0.96    1.08   0.93
         0.11      0.43    0.88    0.17 (0.53)

         0.51      1.09    1.84    1.25   0.40
----------------------------------------------
       (0.48)    (0.72)  (0.97)  (1.06) (0.90)
       (0.39)    (0.33)      --      -- (0.29)

       (0.87)    (1.05)  (0.97)  (1.06) (1.19)
----------------------------------------------
       $20.17    $20.53  $20.49  $19.62 $19.43
----------------------------------------------
        2.48%     5.50%   9.59%   6.65%  1.95%

       $1,646    $1,502    $958    $876   $810

        0.75%     0.75%   0.75%   0.75%  0.75%

        0.95%     1.01%   1.20%   1.20%  1.16%

        1.95%     3.29%   4.77%   5.48%  4.75%

        1.75%     3.03%   4.32%   5.03%  4.34%

      250.94%   246.91% 171.29% 139.01% 50.70%
----------------------------------------------



                                                        FIXED INCOME PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK


                                                        FIXED INCOME PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).


The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.



To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986


ON THE INTERNET



Text-only versions of the Portfolios' documents are available online and may be downloaded from:



.. The SEC's Web site at sec.gov



.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com



You may review and obtain copies of Northern Institutional Funds documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


                                   811-3605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                                                MONEY MARKET PORTFOLIOS--SHARES

.. DIVERSIFIED ASSETS PORTFOLIO

.. GOVERNMENT PORTFOLIO

.. GOVERNMENT SELECT PORTFOLIO

.. TAX-EXEMPT PORTFOLIO

.. MUNICIPAL PORTFOLIO

                        Prospectus dated April 1, 2004

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.



4
         Portfolios

         4
                  Diversified Assets Portfolio

         5
                  Government Portfolio

         5
                  Government Select Portfolio

         6
                  Tax-Exempt Portfolio

         7
                  Municipal Portfolio

8        Principal Investment Risks

10       Portfolio Performance

         11
                  Diversified Assets Portfolio

         12
                  Government Portfolio

         13
                  Government Select Portfolio

         14
                  Tax-Exempt Portfolio

         15
                  Municipal Portfolio

16
         Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

21       Investment Adviser

22       Advisory Fees

23       Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

24
         Purchasing and Selling Shares

         24
                  Investors

         24
                  Share Classes

         24
                  Opening an Account

         25
                  Selling Shares



26
    Account Policies and Other Information

    26
        Automatic Investment Arrangements

    26
        Purchase and Redemption Minimums

    26
        Calculating Share Price

    26
        Timing of Purchase Requests

    26
        In-Kind Purchases and Redemptions

    27
        Miscellaneous Purchase Information

    27
        Timing of Redemption and Exchange Requests

    27
        Payment of Redemption Proceeds

    27
        Miscellaneous Redemption Information

    28
        Exchange Privileges

    28
        Telephone Transactions

    28
        Advance Notification of Large Transactions

    28
        Making Changes to Your Account Information

    28
        Business Day

    28
        Good Order

    29
        Customer Identification Program

    29
        Early Closings

    29
        Emergency Events

    29
        Financial Intermediaries

    30
        Shareholder Communications

31
    Distributions and Taxes

    31
        Distributions

    31
        Taxes

    32
        Other Tax Information

RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL
INFORMATION

33
    Risks, Securities and Techniques

41
    Financial Information

    42
        Financial Highlights

FOR MORE INFORMATION

48
    Annual/Semiannual Reports

48
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS FIVE MONEY MARKET PORTFOLIOS (EACH A "PORTFOLIO") TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SERVICE SHARES AND PREMIER SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust also offers other money market, fixed income, balanced and equity portfolios, which are described in separate prospectuses.

The Portfolios seek to maintain a stable net asset value ("NAV") of $1.00 per share. Consistent with this policy, each of the Portfolios:

.. Limits its dollar-weighted average portfolio maturity to 90 days or less;

.. Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

.. Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Diversified Assets, Government and Government Select Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolios may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 33 of this Prospectus and in the Additional Statement.



                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIOS


DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

.. U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

.. U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

.. High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

.. Corporate bonds, notes, paper and other instruments that are of high quality;

.. Asset-backed securities (such as credit card and automobile receivables);

.. Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

.. U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

.. Municipal securities issued or guaranteed by state or local governmental bodies; and

.. Repurchase agreements relating to the above instruments.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), counterparty failure, guarantor (or credit enhancement), management, liquidity, prepayment (or call), debt extension and foreign securities risks. See page 7 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities and sponsored enterprises and repurchase agreements backed by such securities.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, prepayment (or call), debt extension, U.S. government securities, counterparty failure, guarantor (or credit enhancement), management and liquidity risks. See page 7 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.


GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Under unusual circumstances, as when appropriate securities which are exempt from state taxes are unavailable, the Portfolio also may invest in non-exempt U.S. government securities and cash equivalents including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, prepayment (or call), debt extension, counterparty failure, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page 7 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

.. Fixed, variable and floating rate notes and similar debt instruments;

.. Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and

.. Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments, the interest on which is exempt from regular federal income tax. Alternative Minimum Tax ("AMT") obligations, the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to federal income tax.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), guarantor (or credit enhancement), counterparty failure, management, liquidity, prepayment (or call), debt extension, project/industrial development bond and tax risks. See page 7 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

.. Fixed, variable and floating rate notes and similar debt instruments;

.. Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and

.. Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio's dividends may be subject to federal income tax for shareholders subject to AMT. Although the Portfolio is not limited in the amount of its assets that may be invested in AMT obligations, the Portfolio currently does not intend to invest in AMT obligations.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), guarantor (or credit enhancement), counterparty failure, management, liquidity, prepayment (or call), debt extension, project/industrial development bond and tax risks. See page 7 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk which will affect the value of a Portfolio, its yield and investment performance, and the price of its shares. AN INVESTMENT IN EACH OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.
  The following summarizes the principal risks that may affect the Portfolios.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Counterparty failure risk is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS

U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISKS THAT APPLY PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities generally are believed to have relatively low degrees of credit risk.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Prepayment (or call) risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions materially may affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33. You should consider carefully the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Portfolio.



                                                              EQUITY PORTFOLIOS

   PORTFOLIO PERFORMANCE

  THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO'S SHARES FROM YEAR TO YEAR.

  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

--------------------------------------------------------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DIVERSIFIED ASSETS PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
4.06%  5.79%  5.28%  5.45%  5.39%  5.03%  6.28%  4.16%  1.67%  0.93%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

BEST QUARTER RETURN    WORST QUARTER RETURN
-------------------    --------------------
  Q4         2000         Q4         2003
-------------------    --------------------
      1.61%                   0.20%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                Inception                                     Since
                                  Date       1-Year    5-Year    10-Year    Inception
---------------------------------------------------------------------------------------
Diversified Assets Portfolio     6/1/83      0.93%     3.60%      4.39%       5.77%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2003: 0.80%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


                                                              EQUITY PORTFOLIOS

   GOVERNMENT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.93%  5.65%  5.17%  5.34%  5.30%  4.91%  6.18%  3.91%  1.53%  0.89%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

BEST QUARTER RETURN    WORST QUARTER RETURN
-------------------    --------------------
  Q3         2000         Q4         2003
-------------------    --------------------
      1.60%                   0.19%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                    Inception                                 Since
                                      Date      1-Year   5-Year   10-Year   Inception
---------------------------------------------------------------------------------------
Government Portfolio                10/29/85    0.89%    3.46%     4.27%      5.15%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2003: 0.75%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   GOVERNMENT SELECT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
4.09%  5.82%  5.29%  5.44%  5.40%  4.99%  6.27%  4.01%  1.60%  0.95%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

BEST QUARTER RETURN    WORST QUARTER RETURN
-------------------    --------------------
  Q4         2000         Q4         2003
-------------------    --------------------
      1.61%                   0.21%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                    Inception                                 Since
                                      Date      1-Year   5-Year   10-Year   Inception
---------------------------------------------------------------------------------------
Government Select Portfolio          11/7/90    0.95%    3.55%     4.37%      4.38%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2003: 0.82%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


                                                              EQUITY PORTFOLIOS

   TAX-EXEMPT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN


                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.61%  3.73%  3.33%  3.46%  3.29%  2.99%  3.92%  2.62%  1.28%  0.80%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

BEST QUARTER RETURN    WORST QUARTER RETURN
-------------------    --------------------
  Q4         2000         Q3         2003
-------------------    --------------------
      1.01%                   0.16%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                    Inception                                 Since
                                      Date      1-Year   5-Year   10-Year   Inception
---------------------------------------------------------------------------------------
Tax-Exempt Portfolio                 8/12/83    0.80%    2.32%     2.80%      3.72%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2003: 0.90%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   MUNICIPAL PORTFOLIO

   CALENDAR YEAR TOTAL RETURN

                                    [CHART]

2000   2001   2002   2003
-----  -----  -----  -----
4.03%  2.72%  1.37%  0.91%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

BEST QUARTER RETURN    WORST QUARTER RETURN
-------------------    --------------------
  Q2         2000         Q3         2003
-------------------    --------------------
      1.05%                   0.19%

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                        Inception                        Since
                                          Date           1-Year        Inception
---------------------------------------------------------------------------------------
Municipal Portfolio                      12/1/99         0.91%           2.28%
---------------------------------------------------------------------------------------
The 7-day yield for Shares of the Portfolio as of December 31, 2003: 1.02%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


                                                              EQUITY PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 24). (For more information, please see "Account Policies and Other Information" on page 26.)

                   ------------------------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   ------------------------------------------------------------------
                                                  Sales Charge
                    Sales Charge                 (Load) Imposed
                   (Load) Imposed Deferred Sales on Reinvested  Redemption Exchange
Portfolio           on Purchases  Charge (Load)  Distributions     Fees      Fees
-------------------------------------------------------------------------------------
Diversified Assets      None           None           None         None      None
-------------------------------------------------------------------------------------
Government              None           None           None         None      None
-------------------------------------------------------------------------------------
Government Select       None           None           None         None      None
-------------------------------------------------------------------------------------
Tax-Exempt              None           None           None         None      None
-------------------------------------------------------------------------------------
Municipal               None           None           None         None      None
-------------------------------------------------------------------------------------
                   ------------------------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

          -----------------------------------------------------------
          ANNUAL PORTFOLIO OPERATING EXPENSES
          (expenses that are deducted from Portfolio assets)
          -----------------------------------------------------------
                                                   Total Annual
          Management Distribution    Other      Portfolio Operating
             Fees    (12b-1) Fees Expenses/(1)/    Expenses/(2)/
          -----------------------------------------------------------
            0.25%        None        0.12%             0.37%
          -----------------------------------------------------------
            0.25%        None        0.12%             0.37%
          -----------------------------------------------------------
            0.20%        None        0.12%             0.32%
          -----------------------------------------------------------
            0.25%        None        0.13%             0.38%
          -----------------------------------------------------------
            0.20%        None        0.13%             0.33%
          -----------------------------------------------------------
          -----------------------------------------------------------


                                                        MONEY MARKET PORTFOLIOS

FOOTNOTES


/1/"Other Expenses" include co-administration fees and all other ordinary operating expenses of each Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing agent fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets. The Shares class has no servicing agent fees and a less than 0.01% annualized transfer agent fee, both of which are included in "Other Expenses." The Service and Premier Shares classes, as described in a separate Prospectus, have servicing agent fees of 0.25% and 0.50%, respectively, and transfer agent fees of 0.01% and 0.02%, respectively.


/2/For certain Portfolios the Investment Adviser has voluntarily agreed to waive a portion of its management fee, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that actually are incurred by the Portfolios as a result of these voluntary fee waivers and the expense reimbursements discussed in footnote 1. Voluntary fee reductions may be modified, terminated or implemented at any time at the option of the Investment Adviser or other service providers to the Portfolios. If this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   -------------------------------------------------------------------------
                                                          Total Annual
                      Management Distribution  Other   Portfolio Operating
   Portfolio             Fees    (12b-1) Fees Expenses      Expenses
   -------------------------------------------------------------------------
   Diversified Assets   0.25%        None      0.10%          0.35%
   -------------------------------------------------------------------------
   Government           0.25%        None      0.10%          0.35%
   -------------------------------------------------------------------------
   Government Select    0.10%        None      0.10%          0.20%
   -------------------------------------------------------------------------
   Tax-Exempt           0.25%        None      0.10%          0.35%
   -------------------------------------------------------------------------
   Municipal            0.10%        None      0.10%          0.20%
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------


                                                        MONEY MARKET PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               --------------------------------------------------

               Portfolio          1 Year 3 Years 5 Years 10 Years
               --------------------------------------------------
               Diversified Assets
                 Shares            $38    $119    $208     $468
               --------------------------------------------------
               Government
                 Shares            $38    $119    $208     $468
               --------------------------------------------------
               Government Select
                 Shares            $33    $103    $180     $406
               --------------------------------------------------
               Tax-Exempt
                 Shares            $39    $122    $213     $480
               --------------------------------------------------
               Municipal
                 Shares            $34    $106    $185     $418
               --------------------------------------------------
               --------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISER

Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of TNTC, serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets under discretionary management.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



                                                        MONEY MARKET PORTFOLIOS

   ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2003.

The difference, if any, between the contractual advisory fee and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

              ---------------------------------------------------
                                                 Advisory Fee
                                 Contractual Paid for Fiscal Year
              Portfolio             Rate       Ended 11/30/2003
              ---------------------------------------------------
              Diversified Assets    0.25%           0.25%
              ---------------------------------------------------
              Government            0.25%           0.25%
              ---------------------------------------------------
              Government Select     0.20%           0.10%
              ---------------------------------------------------
              Tax-Exempt            0.25%           0.25%
              ---------------------------------------------------
              Municipal             0.20%           0.10%
              ---------------------------------------------------
              ---------------------------------------------------






NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for each Portfolio. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                        MONEY MARKET PORTFOLIOS

   PURCHASING AND SELLING SHARES


INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may invest in the shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors
("Institutions") include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and

.. Corporations, partnerships, business trusts and other institutions and organizations.

SHARE CLASSES

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in a separate prospectus.

.. Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

.. Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

.. Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

OPENING AN ACCOUNT

You may purchase shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more portfolios of the Trust. This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.

.. Include a certified corporate resolution (or other acceptable evidence of authority).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, corporate resolution and completed New Account Application to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this Prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")

To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of shares, call the Northern
  Institutional Funds Center at 800/637-1380.

To add to an existing account:

.. Have your bank wire federal funds or effect an ACH Transfer to:

 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio Account Number) (Reference Shareholder's Name)

SELLING SHARES

Through an Institutional Account. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

Northern Institutional Funds
P.O. Box 75986
Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your Account Number

.. The name of the Portfolio

.. The number of shares or the dollar amount to be redeemed

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares--By Mail."

BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


                                                        MONEY MARKET PORTFOLIOS

   ACCOUNT POLICIES AND OTHER INFORMATION

Automatic Investment Arrangements. Institutions may purchase shares through their institutional accounts at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern Trust for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in a Portfolio and one or more other investment portfolios of the Trust. This minimum does not apply, however, to shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues and redeems shares at net asset value ("NAV"). The NAV for each class of shares of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. For each class of shares of the Government Select, Tax-Exempt and Municipal Portfolios, the NAV is calculated as of 1:00 p.m., Central time, on each Business Day. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated as of 2:00 p.m., Central time, on each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Central time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Central time, with respect to the Diversified Assets and Government Portfolios, will be executed on the same day they are received by the Transfer Agent or other authorized intermediary, provided that either:

.. The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m., Central time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Central time, with respect to the Diversified Assets and Government Portfolios;

.. The request is placed by a financial or authorized intermediary and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust's agreement with the intermediary; or

.. Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, provided that payment is made as noted above.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated above.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 29.


Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Central time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Central time, with respect to the Diversified Assets and Government Portfolios, will be executed on the same day, at that day's closing share price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day, at that day's closing share price.

Payment of Redemption Proceeds. Redemption proceeds normally will be sent or credited on the next Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a corporate resolution or other acceptable evidence of authority.

.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

.. The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder in circumstances deemed to be in the best interests of the Portfolios.

.. The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 29.



                                                        MONEY MARKET PORTFOLIOS

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges only are available in states where an exchange legally can be made. Before making an exchange you should read the prospectus for the shares you are acquiring.


Telephone Transactions. Telephone requests are recorded. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Central time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For the period April 1, 2004 through March 31, 2005, the Portfolios will be closed on the following holidays: Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all documents are properly completed, signed and delivered, including a certified resolution or other acceptable evidence of authority. Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's share when an investor's identity cannot be verified.

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.


Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Trust may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.


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

Customers purchasing shares of a Portfolio through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed to maintain a minimum balance with a particular financial intermediary and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Shares of a Portfolio. Financial intermediaries, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.


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

   DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of shares in an account that is not subject to a standing order for the purchase of additional shares.

In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAXES

Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios, dividends derived from interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains generally will be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in shares.

The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from federal income tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Except as stated below, you may be subject to state and local taxes on Portfolio distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.


                                                        MONEY MARKET PORTFOLIOS

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

OTHER TAX INFORMATION

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. government securities, the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt and Municipal Portfolios) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

--------------------------------------------------------------------------------

Investment Objectives. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investment Strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio and Government Select Portfolio may purchase asset-backed securities (such as mortgage-backed securities) that are issued and guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) usually may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.


                                                        MONEY MARKET PORTFOLIOS

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

Investment Strategy. To the extent consistent with their respective investment objectives, the Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may invest a portion of their assets in custodial receipts. Investments by the Government Portfolio in custodial receipts, if any, are expected to be minimal and in no event will exceed 20% of the value of the Portfolio's net assets.

Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment Strategy. A Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives recently have been developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Foreign Investments. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

Investment Strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions adversely might affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


                                                        MONEY MARKET PORTFOLIOS

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

Investment Strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies.

Investment Strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940 and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

Investment Strategy. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither the Tax-Exempt Portfolio nor the Municipal Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.

Special Risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.


                                                        MONEY MARKET PORTFOLIOS

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

In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Diversified Assets and Government Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market portfolios. Such investments are not limited to U.S. government securities and may include any instruments that may be purchased by the Diversified Assets Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of a Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by a Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


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38

Investment Strategy. To the extent consistent with their respective investment objectives, each of the Portfolios may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's investment performance.

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

Investment Strategy. The Tax-Exempt and Municipal Portfolios each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special Risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments generally will be taxable to each Portfolio's shareholders as ordinary income for federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


                                                        MONEY MARKET PORTFOLIOS

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective.

Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Miscellaneous. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION

  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO'S SHARES FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in shares of a Portfolio held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request and without charge.

--------------------------------------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


DIVERSIFIED ASSETS PORTFOLIO



-----------------------------------------------------------------------------------------------------------
                                                                            SHARES
Selected per share data                               2003        2002        2001       2000       1999
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $1.00       $1.00      $1.00      $1.00      $1.00

Income from investment operations:
  Net investment income                                   0.01        0.02       0.04       0.06       0.05

Total income from investment operations                   0.01        0.02       0.04       0.06       0.05
-----------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                            (0.01)      (0.02)     (0.04)     (0.06)     (0.05)

Total Distributions Paid                                (0.01)      (0.02)     (0.04)     (0.06)     (0.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $1.00       $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------
Total return/(1)/                                        0.96%       1.76%      4.52%      6.20%      4.99%

Supplemental data and ratios:
  Net assets, in thousands, end of year            $10,211,783 $10,861,104 $9,620,568 $7,526,789 $7,475,275

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements          0.35%       0.35%      0.35%      0.35%      0.35%

    Expenses, before waivers and reimbursements          0.37%       0.37%      0.36%      0.38%      0.38%

    Net investment income, net of waivers and
     reimbursements                                      0.97%       1.76%      4.35%      6.05%      4.89%

    Net investment income, before waivers and
     reimbursements                                      0.95%       1.74%      4.34%      6.02%      4.86%
-----------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


GOVERNMENT PORTFOLIO


---------------------------------------------------------------------------------------------------------
                                                                           SHARES
Selected per share data                               2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $1.00      $1.00      $1.00      $1.00      $1.00

Income from investment operations:
  Net investment income                                  0.01       0.02       0.04       0.06       0.05

Total income from investment operations                  0.01       0.02       0.04       0.06       0.05
---------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                           (0.01)     (0.02)     (0.04)     (0.06)     (0.05)

Total distributions paid                               (0.01)     (0.02)     (0.04)     (0.06)     (0.05)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $1.00      $1.00      $1.00      $1.00      $1.00
---------------------------------------------------------------------------------------------------------
Total return/(1)/                                       0.92%      1.59%      4.30%      6.10%      5.08%

Supplemental data and ratios:
  Net assets, in thousands, end of year            $3,081,385 $2,638,730 $2,747,048 $2,062,597 $1,565,743

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements         0.35%      0.35%      0.35%      0.35%      0.35%

    Expenses, before waivers and reimbursements         0.37%      0.38%      0.38%      0.38%      0.38%

    Net investment income, net of waivers and
     reimbursements                                     0.91%      1.58%      4.07%      5.95%      4.75%

    Net investment income, before waivers and
     reimbursements                                     0.89%      1.55%      4.04%      5.92%      4.72%
---------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


GOVERNMENT SELECT PORTFOLIO



---------------------------------------------------------------------------------------------------------
                                                                           SHARES
Selected per share data                               2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $1.00      $1.00      $1.00      $1.00      $1.00

Income from investment operations:
  Net investment income                                  0.01       0.02       0.04       0.06       0.05

Total income from investment operations                  0.01       0.02       0.04       0.06       0.05
---------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                           (0.01)     (0.02)     (0.04)     (0.06)     (0.05)

Total distributions paid                               (0.01)     (0.02)     (0.04)     (0.06)     (0.05)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $1.00      $1.00      $1.00      $1.00      $1.00
---------------------------------------------------------------------------------------------------------
Total return/(1)/                                       0.98%      1.67%      4.39%      6.18%      4.94%

Supplemental data and ratios:
  Net assets, in thousands, end of year            $5,390,753 $4,068,010 $4,280,572 $2,576,552 $2,150,263

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements         0.20%      0.20%      0.20%      0.20%      0.20%

    Expenses, before waivers and reimbursements         0.32%      0.33%      0.37%      0.38%      0.38%

    Net investment income, net of waivers and
     reimbursements                                     0.98%      1.66%      4.14%      6.03%      4.85%

    Net investment income, before waivers and
     reimbursements                                     0.86%      1.53%      3.97%      5.85%      4.67%
---------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


TAX-EXEMPT PORTFOLIO


------------------------------------------------------------------------------------------------------------
                                                                                   SHARES
Selected per share data                                           2003     2002     2001     2000     1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $1.00    $1.00    $1.00    $1.00    $1.00

Income from investment operations:
  Net investment income                                             0.01     0.01     0.03     0.04     0.03

Total income from investment operations                             0.01     0.01     0.03     0.04     0.03
------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.01)   (0.01)   (0.03)   (0.04)   (0.03)

Total distributions paid                                          (0.01)   (0.01)   (0.03)   (0.04)   (0.03)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                  0.82%    1.31%    2.84%    3.88%    3.03%

Supplemental data and ratios:
  Net assets, in thousands, end of year                         $576,067 $906,147 $683,912 $663,641 $555,692

  Ratio to average net assets of:
    Expenses, net of waivers and reimbursements                    0.35%    0.35%    0.35%    0.35%    0.35%

    Expenses, before waivers and reimbursements                    0.38%    0.37%    0.38%    0.40%    0.39%

    Net investment income, net of waivers and reimbursements       0.83%    1.31%    2.79%    3.83%    2.89%

    Net investment income, before waivers and reimbursements       0.80%    1.29%    2.76%    3.78%    2.85%
------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the year.



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


MUNICIPAL PORTFOLIO



----------------------------------------------------------------------------------------------------
                                                                               SHARES
Selected per share data                                           2003     2002     2001   2000/(3)/
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $1.00    $1.00    $1.00     $1.00

Income from investment operations:
  Net investment income                                             0.01     0.01     0.03      0.04

Total income from investment operations                             0.01     0.01     0.03      0.04
----------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.01)   (0.01)   (0.03)    (0.04)

Total distributions paid                                          (0.01)   (0.01)   (0.03)    (0.04)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $1.00    $1.00    $1.00     $1.00
----------------------------------------------------------------------------------------------------
Total return/(1)/                                                  0.93%    1.41%    2.93%     3.99%

Supplemental data and ratios:
  Net assets, in thousands, end of period                       $666,525 $413,098 $141,721   $78,621

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements                    0.20%    0.21%    0.21%     0.21%

    Expenses, before waivers and reimbursements                    0.33%    0.36%    0.43%     0.53%

    Net investment income, net of waivers and reimbursements       0.90%    1.40%    2.82%     3.98%

    Net investment income, before waivers and reimbursements       0.77%    1.25%    2.60%     3.66%
----------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.

(3)For the period December 1, 1999 (commencement of operations) through November 30, 2000.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK


                                                        MONEY MARKET PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders.

In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.

To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET


Text-only versions of the Portfolios' documents are available online and may be downloaded from:



.. The SEC's Web site at sec.gov



.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com



You may review and obtain copies of Northern Institutional Funds documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


                                   811-3605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                              MONEY MARKET PORTFOLIOS--SERVICE & PREMIER SHARES

.. DIVERSIFIED ASSETS PORTFOLIO

.. GOVERNMENT PORTFOLIO

.. GOVERNMENT SELECT PORTFOLIO

.. TAX-EXEMPT PORTFOLIO

.. MUNICIPAL PORTFOLIO


                        Prospectus dated April 1, 2004

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks including possible loss of principal.

Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS

OVERVIEW

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio.


4   Portfolios

    4
           Diversified Assets Portfolio

    5
           Government Portfolio

    5
           Government Select Portfolio

    6
           Tax-Exempt Portfolio

    7
           Municipal Portfolio

8   Principal Investment Risks

10
    Portfolio Performance

    11
           Diversified Assets Portfolio

    12
           Government Portfolio

    13
           Government Select Portfolio

    14
           Tax-Exempt Portfolio

    15
           Municipal Portfolio

16
    Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group.

21
    Investment Adviser

22
    Advisory Fees

23
    Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

24
    Purchasing and Selling Service Shares and Premier
    Shares

    24
           Investors

    24
           Share Classes

    24
           Opening an Account

    25
           Selling Service Shares and Premier Shares



26
    Account Policies and Other Information

    26
        Automatic Investment Arrangements

    26
        Purchase and Redemption Minimums

    26
        Calculating Share Price

    26
        Timing of Purchase Requests

    26
        In-Kind Purchases and Redemptions

    27
        Miscellaneous Purchase Information

    27
        Timing of Redemption and Exchange Requests

    27
        Payment of Redemption Proceeds

    27
        Miscellaneous Redemption Information

    28
        Exchange Privileges

    28
        Telephone Transactions

    28
        Advance Notification of Large Transactions

    28
        Making Changes to Your Account Information

    28
        Business Day

    28
        Good Order

    28
        Customer Identification Program

    29
        Early Closings

    29
        Emergency Events

    29
        Financial Intermediaries

    30
        Shareholder Communications

31
    Distributions and Taxes

    31
        Distributions

    31
        Taxes

    32
        Other Tax Information

RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL
INFORMATION

33
    Risks, Securities and Techniques

41
    Financial Information

    42
        Financial Highlights

FOR MORE INFORMATION

52
    Annual/Semiannual Reports

52
    Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS FIVE MONEY MARKET PORTFOLIOS (EACH A "PORTFOLIO") TO INSTITUTIONAL INVESTORS. EACH PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES. SHARES ARE DESCRIBED IN A SEPARATE PROSPECTUS.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust also offers other money market, fixed income, balanced and equity portfolios, which are described in separate prospectuses.

The Portfolios seek to maintain a stable net asset value ("NAV") of $1.00 per share. Consistent with this policy, each of the Portfolios:

.. Limits its dollar-weighted average portfolio maturity to 90 days or less;

.. Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

.. Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Diversified Assets, Government and Government Select Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolios may, however, invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 33 of this Prospectus and in the Additional Statement.



                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIOS


DIVERSIFIED ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

.. U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

.. U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

.. High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

.. Corporate bonds, notes, paper and other instruments that are of high quality;

.. Asset-backed securities (such as credit card and automobile receivables);

.. Securities issued or guaranteed as to principal and interest by the U.S.
  government, its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

.. U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

.. Municipal securities issued or guaranteed by state or local governmental bodies; and

.. Repurchase agreements relating to the above instruments.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), counterparty failure, guarantor (or credit enhancement), management, liquidity, prepayment (or call), debt extension and foreign securities risks. See page 8 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, prepayment (or call), debt extension, U.S. government securities, counterparty failure, guarantor (or credit enhancement), management risk and liquidity risks. See page 8 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.


GOVERNMENT SELECT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities the interest upon which generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities and sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Under unusual circumstances, as when appropriate securities which are exempt from state taxes are unavailable, the Portfolio also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

The Portfolio may make significant investments in securities issued by U.S. government-sponsored entities. Such securities are neither issued nor guaranteed by the U.S. Treasury.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, prepayment (or call), debt extension, counterparty failure, U.S. government securities, guarantor (or credit enhancement), management and liquidity risks. See page 8 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

.. Fixed, variable and floating rate notes and similar debt instruments;

.. Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and

.. Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments, the interest on which is exempt from regular federal income tax. Alternative Minimum Tax ("AMT") obligations, the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to federal income tax.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), guarantor (or credit enhancement), counterparty failure, management, liquidity, prepayment (or call), debt extension, project/industrial development bond and tax risks. See page 8 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

.. Fixed, variable and floating rate notes and similar debt instruments;

.. Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

.. Tax-exempt commercial paper;

.. Municipal bonds, notes, paper or other instruments; and

.. Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio's dividends may be subject to federal income tax for shareholders subject to AMT. Although the Portfolio is not limited in the amount of its assets that may be invested in AMT obligations, the Portfolio does not currently intend to invest in AMT obligations.

During temporary defensive periods, all or any portion of the Portfolio's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Diversified Assets Portfolio. The Portfolio may not achieve its investment objective when this temporary defensive strategy is used.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), guarantor (or credit enhancement), counterparty failure, management, liquidity, prepayment (or call), debt extension, project/industrial development bond and tax risks. See page 8 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33 of this Prospectus.



                                                        MONEY MARKET PORTFOLIOS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk which will affect the value of a Portfolio, its yield and investment performance, and the price of its shares. AN INVESTMENT IN EACH OF THE PORTFOLIOS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE PORTFOLIOS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIOS.
  The following summarizes the principal risks that may affect the Portfolios.

--------------------------------------------------------------------------------


RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Counterparty failure risk is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT AND GOVERNMENT SELECT PORTFOLIOS

U.S. government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

RISKS THAT APPLY PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities generally are believed to have relatively low degrees of credit risk.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions materially may affect the ability of a Portfolio to pay tax-exempt dividends or the value of municipal instruments.

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


More information about the Portfolios' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 33. You should consider carefully the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Portfolio.



                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIO PERFORMANCE


  THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A PORTFOLIO BY SHOWING CHANGES IN THE PERFORMANCE OF A PORTFOLIO FROM YEAR TO YEAR.

  The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced.

  Premier Shares for the Municipal Portfolio have not yet been issued and there are no Premier Shares currently outstanding for the Tax-Exempt Portfolio.* For this reason, the performance information shown below for the Municipal Portfolio and Tax-Exempt Portfolio is only for Service Shares. Service Shares, Premier Shares and Shares are all invested in the same portfolio of securities. IN REVIEWING THIS PERFORMANCE INFORMATION, HOWEVER, YOU SHOULD BE AWARE THAT SERVICE SHARES HAVE ANNUALIZED SERVICING AGENT FEES OF 0.25% AND A 0.01% ANNUALIZED TRANSFER AGENCY FEE, PREMIER SHARES HAVE ANNUALIZED SERVICING AGENT FEES OF 0.50% AND A 0.02% ANNUALIZED TRANSFER AGENCY FEE, AND SHARES HAVE NO SERVICING AGENT FEES AND A LESS THAN 0.01% ANNUALIZED TRANSFER AGENCY FEE.



*Premier Shares for the Tax-Exempt Portfolio were initially issued on July 11, 2001 and all Premier Shares for this Portfolio were redeemed on September 26, 2001.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DIVERSIFIED ASSETS PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SERVICE SHARES

                                    [CHART]


1999    2000    2001    2002    2003
-----  ------  ------  ------  ------
4.68%   5.92%   3.89%   1.41%   0.67%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  2000  1.53%
Worst Quarter Return   Q4  2003  0.13%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                      Inception                             Since
                                        Date        1-Year     5-Year     Inception
---------------------------------------------------------------------------------------
Diversified Assets Portfolio
---------------------------------------------------------------------------------------
Service Shares                         7/1/98       0.67%      3.29%        3.45%
---------------------------------------------------------------------------------------
Premier Shares                         4/1/99       0.41%        N/A        2.96%
---------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2003: 0.54%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2003: 0.28%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


                                                        MONEY MARKET PORTFOLIOS

   GOVERNMENT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: PREMIER SHARES

                                    [CHART]


1999    2000   2001    2002   2003
----    ----   ----    ----   ----
4.28%   5.55%  3.37%  1.00%   0.36%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  2000  1.44%
Worst Quarter Return   Q4  2003  0.06%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                               Inception                                   Since
                                 Date          1-Year       5-Year       Inception
---------------------------------------------------------------------------------------
Government Portfolio
---------------------------------------------------------------------------------------
Service Shares                   4/1/99        0.63%          N/A          3.10%
---------------------------------------------------------------------------------------
Premier Shares                 12/15/98        0.36%        2.89%          2.91%
---------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2003: 0.49%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2003: 0.23%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   GOVERNMENT SELECT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: PREMIER SHARES


                                    [CHART]

1999    2000    2001    2002    2003
-----  ------  ------  ------  ------
4.40%   5.64%   3.46%   1.08%   0.43%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  2000  1.46%
Worst Quarter Return   Q4  2003  0.08%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
----------------------------------------------------------------------------------------------
                                            Inception                              Since
                                              Date         1-Year     5-Year     Inception
----------------------------------------------------------------------------------------------
Government Select Portfolio
----------------------------------------------------------------------------------------------
Service Shares                               5/28/99       0.69%        N/A        3.14%
----------------------------------------------------------------------------------------------
Premier Shares*                             11/23/98       0.43%      2.98%        3.01%
----------------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2003: 0.56%.
The 7-day yield for Premier Shares of the Portfolio as of December 31, 2003: 0.30%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.
*For the Portfolio's Premier Shares, performance from July 21, 1999 through September 29, 1999 is that of the Portfolio's Shares class, as no Premier Shares were outstanding during such period.
Because the fees and expenses of Premier Shares are higher than those of Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.


                                                        MONEY MARKET PORTFOLIOS

   TAX-EXEMPT PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


                                    [CHART]

2000    2001     2002      2003
----    ----     ----      ----
3.57%   2.35%    1.01%     0.55%

BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q4  2000  0.93%
Worst Quarter Return   Q3  2003  0.09%


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                  Inception                            Since
                                    Date             1-Year          Inception
---------------------------------------------------------------------------------------
Tax-Exempt Portfolio
---------------------------------------------------------------------------------------
Service Shares                     5/13/99           0.55%             1.98%
---------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2003: 0.64%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   MUNICIPAL PORTFOLIO

   CALENDAR YEAR TOTAL RETURN: SERVICE SHARES


                                    [CHART]

2001    2002    2003
----    ----    ----
2.45%   1.12%   0.65%


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods ended December 31, 2003)

Best Quarter Return    Q1  2001  0.74%
Worst Quarter Return   Q3  2003  0.12%



AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)
---------------------------------------------------------------------------------------
                                  Inception                            Since
                                    Date             1-Year          Inception
---------------------------------------------------------------------------------------
Municipal Portfolio
---------------------------------------------------------------------------------------
Service Shares                     2/11/00           0.65%             1.94%
---------------------------------------------------------------------------------------
The 7-day yield for Service Shares of the Portfolio as of December 31, 2003: 0.76%.
For the current 7-day yield, call 800/637-1380 or visit northerninstitutionalfunds.com.


                                                        MONEY MARKET PORTFOLIOS

   PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolios. Please note that the following information does not reflect any charges that may be imposed by The

Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 24). (For more information, please see "Account Policies and Other Information" on page 26.)


                   ------------------------------------------------------------------
                   SHAREHOLDER FEES
                   (fees paid directly from your investment)
                   ------------------------------------------------------------------
                                                  Sales Charge
                    Sales Charge                 (Load) Imposed
                   (Load) Imposed Deferred Sales on Reinvested  Redemption Exchange
Portfolio           on Purchases  Charge (Load)  Distributions     Fees      Fees
-------------------------------------------------------------------------------------
Diversified Assets
  Service Shares        None           None           None         None      None
  Premier Shares        None           None           None         None      None
-------------------------------------------------------------------------------------
Government
  Service Shares        None           None           None         None      None
  Premier Shares        None           None           None         None      None
-------------------------------------------------------------------------------------
Government Select
  Service Shares        None           None           None         None      None
  Premier Shares        None           None           None         None      None
-------------------------------------------------------------------------------------
Tax-Exempt
  Service Shares        None           None           None         None      None
  Premier Shares*       None           None           None         None      None
-------------------------------------------------------------------------------------
Municipal
  Service Shares        None           None           None         None      None
  Premier Shares*       None           None           None         None      None
-------------------------------------------------------------------------------------

                   ------------------------------------------------------------------

  *As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
---------------------------------------------------------------------------------------------------
                                                                                 Total Annual
Management Distribution  Other   Service Agent Transfer Agent Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses     Fees           Fees         Fees/(1)/       Expenses/(2)/
---------------------------------------------------------------------------------------------------
  0.25%        None      0.38%       0.25%         0.01%           0.12%             0.63%
  0.25%        None      0.64%       0.50%         0.02%           0.12%             0.89%
---------------------------------------------------------------------------------------------------
  0.25%        None      0.38%       0.25%         0.01%           0.12%             0.63%
  0.25%        None      0.64%       0.50%         0.02%           0.12%             0.89%
---------------------------------------------------------------------------------------------------
  0.20%        None      0.38%       0.25%         0.01%           0.12%             0.58%
  0.20%        None      0.64%       0.50%         0.02%           0.12%             0.84%
---------------------------------------------------------------------------------------------------
  0.25%        None      0.39%       0.25%         0.01%           0.13%             0.64%
  0.25%        None      0.65%       0.50%         0.02%           0.13%             0.90%
---------------------------------------------------------------------------------------------------
  0.20%        None      0.39%       0.25%         0.01%           0.13%             0.59%
  0.20%        None      0.65%       0.50%         0.02%           0.13%             0.85%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                        MONEY MARKET PORTFOLIOS

FOOTNOTES

/1/"OtherOperating Expenses" along with "Servicing Agent Fees" and "Transfer
         Agency Fees" is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolios at an annual rate of 0.10% of the average daily net assets of each Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agency fees, servicing agent fees, taxes, interest and other extraordinary expenses), which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets.


/2/For certain Portfolios, the Investment Adviser has voluntarily agreed to waive a portion of its management fee, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that actually are incurred by the Portfolios as a result of these voluntary fee waivers and the expense reimbursements discussed in footnote 1. Voluntary fee reductions may be modified, terminated or implemented at any time at the option of the Investment Adviser or other service providers to the Portfolios. If this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   -------------------------------------------------------------------------

                                                          Total Annual
                      Management Distribution  Other   Portfolio Operating
   Portfolio             Fees    (12b-1) Fees Expenses      Expenses
   -------------------------------------------------------------------------
   Diversified Assets
    Service Shares      0.25%        None      0.36%          0.61%
    Premier Shares      0.25%        None      0.62%          0.87%
   -------------------------------------------------------------------------
   Government
    Service Shares      0.25%        None      0.36%          0.61%
    Premier Shares      0.25%        None      0.62%          0.87%
   -------------------------------------------------------------------------
   Government Select
    Service Shares      0.10%        None      0.36%          0.46%
    Premier Shares      0.10%        None      0.62%          0.72%
   -------------------------------------------------------------------------
   Tax-Exempt
    Service Shares      0.25%        None      0.36%          0.61%
    Premier Shares*     0.25%        None      0.62%          0.87%
   -------------------------------------------------------------------------
   Municipal
    Service Shares      0.10%        None      0.36%          0.46%
    Premier Shares*     0.10%        None      0.62%          0.72%
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------



*As of the date of the Prospectus, no shares of this class are issued and outstanding.


                                                        MONEY MARKET PORTFOLIOS

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service Shares or Premier Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               --------------------------------------------------

               Portfolio          1 Year 3 Years 5 Years 10 Years
               --------------------------------------------------
               Diversified Assets
                Service Shares     $64    $202    $351      $786
                Premier Shares     $91    $284    $493    $1,096
               --------------------------------------------------
               Government
                Service Shares     $64    $202    $351      $786
                Premier Shares     $91    $284    $493    $1,096
               --------------------------------------------------
               Government Select
                Service Shares     $59    $186    $324      $726
                Premier Shares     $86    $268    $466    $1,037
               --------------------------------------------------
               Tax-Exempt
                Service Shares     $65    $205    $357      $798
                Premier Shares     $92    $287    $498    $1,108
               --------------------------------------------------
               Municipal
                Service Shares     $60    $189    $329      $738
                Premier Shares     $87    $271    $471    $1,049
               --------------------------------------------------
               --------------------------------------------------


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   INVESTMENT ADVISER

Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of TNTC, serves as the Investment Adviser of each of the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets under discretionary management.

Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.



                                                        MONEY MARKET PORTFOLIOS

   ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 2003.


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

              ---------------------------------------------------
                                                 Advisory Fee
                                 Contractual Paid for Fiscal Year
              Portfolio             Rate        Ended 11/30/03
              ---------------------------------------------------
              Diversified Assets    0.25%           0.25%
              ---------------------------------------------------
              Government            0.25%           0.25%
              ---------------------------------------------------
              Government Select     0.20%           0.10%
              ---------------------------------------------------
              Tax-Exempt            0.25%           0.25%
              ---------------------------------------------------
              Municipal             0.20%           0.10%
              ---------------------------------------------------
              ---------------------------------------------------





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for each Portfolio. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Portfolio on each securities loan. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.


                                                        MONEY MARKET PORTFOLIOS

   PURCHASING AND SELLING SERVICE SHARES AND PREMIER SHARES


INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers") and entering into servicing agreements with the Trust ("Servicing Agreement"), may invest in the Service Shares and Premier Shares of each Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and

.. Corporations, partnerships, business trusts and other institutions and organizations.

SHARE CLASSES

Each Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares. The Shares class is described in a separate prospectus.

.. Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

.. Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

.. Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of the Shares of a Portfolio is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.


OPENING AN ACCOUNT

You may purchase Service Shares and Premier Shares of each Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more portfolios of the Trust. This minimum does not apply, however, to Service Shares and Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Service Shares or Premier Shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Service Shares and Premier Shares directly from the Trust as described in this Prospectus.

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.

.. Include a certified corporate resolution (or other acceptable evidence of authority).


.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, corporate resolution and completed New Account Application to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

BY TELEPHONE

.. Read this Prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio in which you would like to invest

.. The number of Service Shares or Premier Shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")

To open a new account:

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. For more information about the purchase of Service Shares or Premier Shares, call the Northern Institutional Funds Center at 800/637-1380.

To add to an existing account:

.. Have your bank wire federal funds or effect an ACH Transfer to:

 The Northern Trust Company
 Chicago, Illinois
 ABA Routing No. 0710-00152
 (Reference 10-Digit Portfolio Account Number)
 (Reference Shareholder's Name)

SELLING SERVICE SHARES AND PREMIER SHARES

Through an Institutional Account. Institutions may sell (redeem) Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase Service Shares and Premier Shares directly from the Trust may redeem their Service Shares and Premier Shares through the Transfer Agent in one of the following ways:

BY MAIL

Send a written request to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

The letter of instruction must include:

.. The signature of a duly authorized person

.. Your Account Number

.. The name of the Portfolio

.. The number of Service Shares or Premier Shares or the dollar amount to be redeemed.

BY TELEPHONE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Service Shares and Premier Shares--By Mail."

BY WIRE

.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.

.. You must have given prior authorization for expedited wire redemption.

.. The minimum amount that may be redeemed by this method is $10,000.


                                                        MONEY MARKET PORTFOLIOS

   ACCOUNT POLICIES AND OTHER INFORMATION

Automatic Investment Arrangements. Institutions may purchase Service Shares and Premier Shares through their institutional accounts at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern Trust for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in a Portfolio and one or more other investment portfolios of the Trust. This minimum does not apply, however, to Service Shares or Premier Shares purchased through a Northern Trust cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues and redeems Service Shares and Premier Shares at net asset value ("NAV"). The NAV for each class of shares of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. For each class of shares of the Government Select, Tax-Exempt and Municipal Portfolios, the NAV is calculated as of 1:00 p.m., Central time, on each Business Day. For each class of shares of the Diversified Assets and Government Portfolios, the NAV is calculated as of 2:00 p.m., Central time, on each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost normally will approximate market value.

Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Central time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Central time, with respect to the Diversified Assets and Government Portfolios, will be executed on the same day they are received by the Transfer Agent or other authorized intermediary, provided that either:

.. The Transfer Agent receives payment in federal or other immediately available funds on the same Business Day by 1:00 p.m., Central time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Central time, with respect to the Diversified Assets and Government Portfolios;

.. The request is placed by a financial or authorized intermediary and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust's agreement with the intermediary; or

.. Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, provided that payment is made as noted above.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Service Shares and Premier Shares in the form of securities that are permissible


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. Service Shares and Premier Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated above.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 29.


Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Central time, with respect to the Government Select, Tax-Exempt and Municipal Portfolios, and by 2:00 p.m., Central time, with respect to the Diversified Assets and Government Portfolios, will be executed on the same day, at that day's closing share price.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day, at that day's closing share price.

Payment of Redemption Proceeds. Redemption proceeds normally will be sent or credited on the next Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a corporate resolution or other acceptable evidence of authority.

.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

.. If you are redeeming recently purchased Service Shares or Premier Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. Dividends on Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

.. The Trust and the Transfer Agent reserve the right to redeem Service Shares and Premier Shares held by any shareholder in circumstances deemed to be in the best interests of the Portfolios.

.. The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

                                                        MONEY MARKET PORTFOLIOS

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 29.



Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges only are available in states where an exchange legally can be made. Before making an exchange you should read the prospectus for the shares you are acquiring.


Telephone Transactions. Telephone requests are recorded. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Central time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For the period April 1, 2004 through March 31, 2005, the Portfolios will be closed on the following holidays: Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered, including a certified resolution or other acceptable evidence of authority. Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.

Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an Institution's identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Early Closings. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.


Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.


Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust ("Service Organizations"). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). For both Service Shares and Premier Shares, administrative support services may include:

.. acting, directly or through another, as shareholder of record;

.. establishing and maintaining individual accounts and records;

.. processing purchase, redemption and exchange orders; and

.. placing net purchase and redemption orders with the Trust's Transfer Agent.

Service Organizations will receive fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

.. providing information to investors regarding the Portfolios or relating to the status of their accounts; and

.. acting as liaison between investors and the Trust.

Service Organizations will receive additional fees from the Portfolios for these services at an annual rate of up to

                                                        MONEY MARKET PORTFOLIOS

0.25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolios' other classes of shares.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Service Shares or Premier Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing Service Shares or Premier Shares of a Portfolio through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed to maintain a minimum balance with a particular financial intermediary and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Service Shares or Premier Shares of a Portfolio. Financial intermediaries, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional Service Shares or Premier Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAXES

Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios, dividends derived from interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains generally will be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Service Shares or Premier Shares.

The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt and Municipal Portfolios may invest a portion of their assets in securities that generate income that is not exempt from federal tax. Any dividends paid by the Tax-Exempt or Municipal Portfolios that are derived from taxable interest or from capital gains will be subject to federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of its net investment income which are exempt from the regular federal income tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Except as stated below, you may be subject to state and local taxes on Portfolio distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

                                                        MONEY MARKET PORTFOLIOS

OTHER TAX INFORMATION

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. government securities, the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt and Municipal Portfolios) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolios' investment objectives and policies.

--------------------------------------------------------------------------------


Investment Objectives. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investment Strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio and Government Select Portfolio may purchase asset-backed securities (such as mortgage-backed securities) that are issued and guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) usually may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

                                                        MONEY MARKET PORTFOLIOS

Investment Strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio also may borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

Investment Strategy. To the extent consistent with their respective investment objectives, the Diversified Assets, Government, Tax-Exempt and Municipal Portfolios may invest a portion of their assets in custodial receipts. Investments by the Government Portfolio in custodial receipts, if any, are expected to be minimal, and in no event will exceed 20% of the value of the Portfolio's net assets.

Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment Strategy. A Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives recently have been developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. The Diversified Assets Portfolio, and to the extent permitted below, the Government Portfolio, may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Diversified Assets Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase. The Government Portfolio may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions adversely might affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.

                                                        MONEY MARKET PORTFOLIOS

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies.

Investment Strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the Investment Company Act of 1940 and SEC orders. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

Special Risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Tax-Exempt Portfolio and Municipal Portfolio each may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

Investment Strategy. Although it is not their current policy to do so on a regular basis, each of the Tax-Exempt and Municipal Portfolios may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither the Tax-Exempt Portfolio nor the Municipal Portfolio intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

Portfolios in addition to the Tax-Exempt and Municipal Portfolios may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolios on such investments will be taxable to shareholders.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Special Risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S banks.

In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

Special Risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Diversified Assets and Government Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market portfolios. Such investments are not limited to U.S. government securities and may include any instruments that may be purchased by the Diversified Assets Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of a Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by a Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other

                                                        MONEY MARKET PORTFOLIOS
issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with their respective investment objectives, each of the Portfolios may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio's investment performance.

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

Investment Strategy. The Tax-Exempt and Municipal Portfolios each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special Risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments generally will be taxable to each Portfolio's shareholders as ordinary income for federal income tax purposes. The Tax-Exempt and Municipal Portfolios may not achieve their investment objectives when their assets are invested in taxable obligations.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Investment Strategy. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective.

Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Miscellaneous. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.

                                                        MONEY MARKET PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL INFORMATION

  THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF A PORTFOLIO'S SERVICE SHARES AND PREMIER SHARES FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS). Certain information reflects financial results for a single Service Share or Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares or Premier Shares of a Portfolio held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report which is available upon request and without charge. As of November 30, 2003, no Premier Shares of the Tax-Exempt Portfolio were outstanding and no Premier Shares of the Municipal Portfolio had been issued to the public.

--------------------------------------------------------------------------------


                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS


DIVERSIFIED ASSETS PORTFOLIO


------------------------------------------------------------------------------------------------------------
                                                                                SERVICE
Selected per share data                                          2003     2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $1.00    $1.00   $1.00   $1.00   $1.00

Income from investment operations:
  Net investment income                                            0.01     0.01    0.04    0.06    0.05

Total income from investment operations                            0.01     0.01    0.04    0.06    0.05
------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.01)   (0.01)  (0.04)  (0.06)  (0.05)

Total distributions paid                                         (0.01)   (0.01)  (0.04)  (0.06)  (0.05)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $1.00    $1.00   $1.00   $1.00   $1.00
------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 0.70%    1.50%   4.24%   5.85%   4.68%

Supplemental data and ratios:
  Net assets, in thousands, end of period                       $82,872 $104,157 $74,165 $57,184 $59,815

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements/(3)/              0.61%    0.61%   0.63%   0.69%   0.69%

    Expenses, before waivers and reimbursements/(3)/              0.63%    0.63%   0.64%   0.72%   0.72%

    Net investment income, net of waivers and reimbursements      0.71%    1.50%   4.07%   5.71%   4.55%

    Net investment income, before waivers and reimbursements      0.69%    1.48%   4.06%   5.68%   4.52%
------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.

(3)Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service and Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.


(4)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.



(5)For the period April 1, 1999 (commencement of operations) through November 30, 1999.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                     RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL INFORMATION

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



---------------------------------------------
                    PREMIER
  2003/(4)/  2002    2001    2000   1999/(5)/
---------------------------------------------
      $1.00   $1.00   $1.00   $1.00     $1.00

         --    0.01    0.04    0.05      0.03

         --    0.01    0.04    0.05      0.03
---------------------------------------------
         --  (0.01)  (0.04)  (0.05)    (0.03)

         --  (0.01)  (0.04)  (0.05)    (0.03)
---------------------------------------------
      $1.00   $1.00   $1.00   $1.00     $1.00
---------------------------------------------
      0.44%   1.24%   3.97%   5.57%     2.57%

    $20,392 $21,752 $54,876 $29,883    $4,552

      0.87%   0.87%   0.89%   0.95%     0.95%

      0.89%   0.89%   0.90%   0.98%     0.98%

      0.45%   1.24%   3.81%   5.45%     4.29%

      0.43%   1.22%   3.80%   5.42%     4.26%
---------------------------------------------





                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS


GOVERNMENT PORTFOLIO


-------------------------------------------------------------------------------------------------------------
                                                                                 SERVICE
Selected per share data                                          2003    2002    2001    2000   1999/(4)/
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $1.00   $1.00   $1.00   $1.00     $1.00

Income from investment operations:
  Net investment income                                            0.01    0.01    0.04    0.06      0.03

Total income from investment operations                            0.01    0.01    0.04    0.06      0.03
-------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.01)  (0.01)  (0.04)  (0.06)    (0.03)

Total distributions paid                                         (0.01)  (0.01)  (0.04)  (0.06)    (0.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $1.00   $1.00   $1.00   $1.00     $1.00
-------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                 0.66%   1.33%   4.02%   5.74%     3.03%

Supplemental data and ratios:
  Net assets, in thousands, end of period                       $26,684 $54,924 $37,349 $32,352   $32,555

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements/(3)/              0.61%   0.61%   0.62%   0.69%     0.69%

    Expenses, before waivers and reimbursements/(3)/              0.63%   0.64%   0.65%   0.72%     0.72%

    Net investment income, net of waivers and reimbursements      0.65%   1.32%   3.80%   5.61%     4.41%

    Net investment income, before waivers and reimbursements      0.63%   1.29%   3.77%   5.58%     4.38%
-------------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.

(3)Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service and Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4)For the period April 1, 1999 (commencement of operations) through November 30, 1999.


(5)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.



(6)For the period December 15, 1998 (commencement of operations) through November 30, 1999.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                     RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL INFORMATION

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



-----------------------------------------------
                     PREMIER
  2003/(5)/   2002     2001    2000   1999/(6)/
-----------------------------------------------
      $1.00    $1.00    $1.00   $1.00     $1.00

         --     0.01     0.04    0.05      0.04

         --     0.01     0.04    0.05      0.04
-----------------------------------------------
         --   (0.01)   (0.04)  (0.05)    (0.04)

         --   (0.01)   (0.04)  (0.05)    (0.04)
-----------------------------------------------
      $1.00    $1.00    $1.00   $1.00     $1.00
-----------------------------------------------
      0.40%    1.06%    3.75%   5.47%     4.56%

   $101,104 $111,828 $118,965 $76,529   $44,575

      0.87%    0.87%    0.88%   0.95%     0.95%

      0.89%    0.90%    0.91%   0.98%     0.98%

      0.39%    1.06%    3.54%   5.35%     4.15%

      0.37%    1.03%    3.51%   5.32%     4.12%
-----------------------------------------------



..


                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS


GOVERNMENT SELECT PORTFOLIO


-----------------------------------------------------------------------------------------------------------------
                                                                                   SERVICE
Selected per share data                                           2003     2002     2001     2000   1999/(4)/
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $1.00    $1.00    $1.00    $1.00     $1.00

Income from investment operations:
  Net investment income                                             0.01     0.01     0.04     0.06      0.03

Total income from investment operations                             0.01     0.01     0.04     0.06      0.03
-----------------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                      (0.01)   (0.01)   (0.04)   (0.06)    (0.03)

Total distributions paid                                          (0.01)   (0.01)   (0.04)   (0.06)    (0.03)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $1.00    $1.00    $1.00    $1.00     $1.00
-----------------------------------------------------------------------------------------------------------------
Total return/(1)/                                                  0.72%    1.41%    4.11%    5.82%     2.72%

Supplemental data and ratios:
  Net assets, in thousands, end of period                       $181,912 $119,239 $128,761 $116,640   $11,846

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements/(3)/               0.46%    0.46%    0.48%    0.54%     0.54%

    Expenses, before waivers and reimbursements/(3)/               0.58%    0.59%    0.65%    0.72%     0.72%

    Net investment income, net of waivers and reimbursements       0.72%    1.40%    3.87%    5.69%     4.51%

    Net investment income, before waivers and reimbursements       0.60%    1.27%    3.70%    5.51%     4.33%
-----------------------------------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.

(3)Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service and Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4)For the period May 28, 1999 (commencement of operations) through November 30, 1999.


(5)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.



(6)Premier Shares were fully redeemed as of July 20, 1999. No Premier Shares were outstanding for the period July 21, 1999 through September 29, 1999. Premier Shares were reintroduced on September 30, 1999.





NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                     RISKS, SECURITIES AND TECHNIQUES AND FINANCIAL INFORMATION

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30



------------------------------------------------
                       PREMIER
     2003/(5)/   2002    2001   2000   1999/(6)/
------------------------------------------------
         $1.00    $1.00  $1.00   $1.00     $1.00

            --     0.01   0.04    0.05      0.03

            --     0.01   0.04    0.05      0.03
------------------------------------------------
            --   (0.01) (0.04)  (0.05)    (0.03)

            --   (0.01) (0.04)  (0.05)    (0.03)
------------------------------------------------
         $1.00    $1.00  $1.00   $1.00     $1.00
------------------------------------------------
         0.46%    1.15%  3.84%   5.55%     3.30%

      $217,688 $126,645 $9,916 $15,403    $7,417

         0.72%    0.72%  0.74%   0.80%     0.80%

         0.84%    0.85%  0.91%   0.98%     0.98%

         0.46%    1.14%  3.60%   5.43%     4.25%

         0.34%    1.01%  3.43%   5.25%     4.07%
------------------------------------------------



                                                        MONEY MARKET PORTFOLIOS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


TAX-EXEMPT PORTFOLIO


-------------------------------------------------------------------------------------------------------
                                                                                SERVICE
Selected per share data                                          2003   2002   2001    2000   1999/(4)/
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $1.00  $1.00   $1.00   $1.00     $1.00

Income from investment operations:
  Net investment income                                           0.01   0.01    0.03    0.03      0.02

Total income from investment operations                           0.01   0.01    0.03    0.03      0.02
-------------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                    (0.01) (0.01)  (0.03)  (0.03)    (0.02)

Total distributions paid                                        (0.01) (0.01)  (0.03)  (0.03)    (0.02)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $1.00  $1.00   $1.00   $1.00     $1.00
-------------------------------------------------------------------------------------------------------
Total return/(1)/                                                0.57%  1.05%   2.56%   3.53%     1.58%

Supplemental data and ratios:
  Net assets, in thousands, end of period                       $9,714 $9,346 $14,697 $16,926   $35,536

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements/(3)/             0.61%  0.61%   0.63%   0.69%     0.69%

    Expenses, before waivers and reimbursements/(3)/             0.64%  0.63%   0.66%   0.74%     0.73%

    Net investment income, net of waivers and reimbursements     0.57%  1.05%   2.51%   3.49%     2.71%

    Net investment income, before waivers and reimbursements     0.54%  1.03%   2.48%   3.44%     2.67%
-------------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.

(3)Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4)For the period May 13, 1999 (commencement of operations) through November 30, 1999.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


MUNICIPAL PORTFOLIO


-------------------------------------------------------------------------------------------------
                                                                             SERVICE
Selected per share data                                          2003    2002    2001   2000/(4)/
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $1.00   $1.00   $1.00     $1.00

Income from investment operations:
  Net investment income                                            0.01    0.01    0.03      0.03

Total income from investment operations                            0.01    0.01    0.03      0.03
-------------------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                     (0.01)  (0.01)  (0.03)    (0.03)

Total distributions paid                                         (0.01)  (0.01)  (0.03)    (0.03)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $1.00   $1.00   $1.00     $1.00
-------------------------------------------------------------------------------------------------
Total return/(1)/                                                 0.67%   1.16%   2.66%     3.01%

Supplemental data and ratios:
  Net assets, in thousands, end of period                       $30,399 $45,642 $39,638   $36,320

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements/(3)/              0.46%   0.46%   0.47%     0.54%

    Expenses, before waivers and reimbursements/(3)/              0.59%   0.61%   0.69%     0.86%

    Net investment income, net of waivers and reimbursements      0.64%   1.15%   2.56%     3.65%

    Net investment income, before waivers and reimbursements      0.51%   1.00%   2.34%     3.33%
-------------------------------------------------------------------------------------------------




(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for periods less than one year.


(2)Annualized for periods less than one year.

(3)Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

(4)For the period February 11, 2000 (commencement of operations) through November 30, 2000.


                                                        MONEY MARKET PORTFOLIOS

                      THIS PAGE INTENTIONALLY LEFT BLANK


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                                        MONEY MARKET PORTFOLIOS

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Additional information about the Portfolios and their policies also is available in the Portfolios' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.

To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET


Text-only versions of the Portfolios' documents are available online and may be downloaded, from:



.. The SEC's Web site at sec.gov



.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com



You may review and obtain copies of Northern Institutional Funds documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.


                                   811-3605


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

       NORTHERN INSTITUTIONAL FUNDS

                                                    PRIME OBLIGATIONS PORTFOLIO


.. PRIME OBLIGATIONS PORTFOLIO



    . SHARES



    . SERVICE SHARES



    . PREMIER SHARES



                        Prospectus dated April 1, 2004


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS


OVERVIEW



RISK/RETURN SUMMARY



Information about the objective, principal strategies and risk characteristics of the Portfolio.


 4  Prime Obligations Portfolio

 5  Principal Investment Risks

 7  Portfolio Performance

 8  Portfolio Fees and Expenses

MANAGEMENT OF THE PORTFOLIO

Details that apply to the Portfolio.

12  Investment Adviser

13  Advisory Fees

14  Other Portfolio Services

ABOUT YOUR ACCOUNT

How to open, maintain and close an account.

15  Purchasing and Selling Shares

    15  Investors

    15  Share Classes

    15  Opening an Account

    17  Selling Shares, Service Shares and Premier Shares



18  Account Policies and Other Information

    18  Purchase and Redemption Minimums

    18  Calculating Share Price

    18  Timing of Purchase Requests

    18  In-Kind Purchases and Redemptions

    18  Miscellaneous Purchase Information

    18  Timing of Redemption and Exchange Requests

    19  Payment of Redemption Proceeds

    19  Miscellaneous Redemption Information

    19  Exchange Privileges

    19  Telephone Transactions

    20  Advance Notification of Large Transactions

    20  Making Changes to Your Account Information

    20  Business Day

    20  Good Order

    20  Customer Identification Program

    20  Early Closings

    20  Emergency Events

    20  Financial Intermediaries

    22  Shareholder Communications

23  Distributions and Taxes

    23  Distributions

    23  Taxes

    23  Other Tax Information

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION

24  Risks, Securities and Techniques

30  Financial Information
    31  Financial Highlights

FOR MORE INFORMATION

32  Annual/Semiannual Reports

32  Statement of Additional Information

   OVERVIEW

  NORTHERN INSTITUTIONAL FUNDS (THE "TRUST") OFFERS THE PRIME OBLIGATIONS PORTFOLIO (THE "PORTFOLIO") TO INSTITUTIONAL INVESTORS. THE PORTFOLIO IS AUTHORIZED TO OFFER THREE CLASSES OF SHARES: SHARES, SERVICE SHARES AND PREMIER SHARES.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you determine whether the Portfolio fits your investment needs. Keep in mind, however, that no guarantee can be made that the Portfolio will meet its investment objective and the Portfolio should not be relied upon as a complete investment program.

This Prospectus describes one money market portfolio currently offered by the Trust. The Trust also offers other money market, balanced, fixed income and equity portfolios, which are described in separate prospectuses.

The Portfolio seeks to maintain a stable net asset value ("NAV") of $1.00 per share. Consistent with this policy, the Portfolio:

.. Limits its dollar-weighted average portfolio maturity to 90 days or less;

.. Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

.. Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, the Portfolio limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow the Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Portfolio intends to limit purchases of securities to First Tier Securities. Securities in which the Portfolio may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, the Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolio may, however, invest up to 25% of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, the Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 24 of this Prospectus and in the Additional Statement.




                                                    PRIME OBLIGATIONS PORTFOLIO

   PRIME OBLIGATIONS PORTFOLIO



INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

.. U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

.. U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

.. High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

.. Corporate bonds, notes, paper and other instruments that are of high quality;

.. Asset-backed securities (such as credit card and automobile receivables);

.. Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

.. U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

.. Municipal securities issued or guaranteed by state or local governmental bodies; and

.. Repurchase agreements relating to the above instruments.


Risks. These principal investment risks apply to the Portfolio: stable NAV, interest rate, credit (or default), counterparty failure, guarantor (or credit enhancement), management, liquidity, prepayment (or call), debt extension and foreign securities risks. See page 5 for a discussion of these risks.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 24 of this Prospectus.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PRINCIPAL INVESTMENT RISKS

  All investments carry some degree of risk, which will affect the value of the Portfolio, its yield and investment performance, and the price of its shares. AN INVESTMENT IN THE PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
  The following summarizes the principal risks that may affect the Portfolio.

--------------------------------------------------------------------------------



RISKS THAT APPLY TO THE PORTFOLIO

Stable NAV risk is the risk that the Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, the Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio's yield (and the market value of its securities) will tend to be higher.

Credit (or default) risk is the risk that an issuer of fixed income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk.

Counterparty failure risk is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

Guarantor (or credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause the Portfolio's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.


Liquidity risk is the risk that the Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, the Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards or other factors.


More information about the risks of investing in the Portfolio is provided in "Risks, Securities and Techniques" beginning on page 24. You should consider carefully the risks discussed in this section and "Risks, Securities and Techniques" before investing in the Portfolio.



                                                    PRIME OBLIGATIONS PORTFOLIO

                      THIS PAGE INTENTIONALLY LEFT BLANK



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PORTFOLIO PERFORMANCE

  The bar chart and performance table have been omitted because the Portfolio has been in operation for less than one calendar year.




                                                    PRIME OBLIGATIONS PORTFOLIO

   PORTFOLIO FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Shares, Service Shares and Premier Shares of the Portfolio. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their Customers (as defined on page 15). (For more information, please see "Account Policies and Other Information" on page 18.)


                            ----------------------------------------------------------------
                            SHAREHOLDER FEES
                            (fees paid directly from your investment)
                            ----------------------------------------------------------------

                                                           Sales Charge
                             Sales Charge                 (Load) Imposed
                            (Load) Imposed Deferred Sales on Reinvested  Redemption Exchange
Prime Obligations Portfolio  on Purchases  Charge (Load)  Distributions     Fees      Fees
--------------------------------------------------------------------------------------------
       Shares                    None           None           None         None      None
--------------------------------------------------------------------------------------------
      Service Shares             None           None           None         None      None
--------------------------------------------------------------------------------------------
      Premier Shares*            None           None           None         None      None
--------------------------------------------------------------------------------------------

                            ----------------------------------------------------------------




  * As of the date of the Prospectus, no shares of this class are issued and outstanding.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                                                                                 Total Annual
Management Distribution  Other   Service Agent Transfer Agent Other Operating Portfolio Operating
   Fees    (12b-1) Fees Expenses     Fees        Fees/(1)/     Expenses/(2)/     Expenses/(3)/
-------------------------------------------------------------------------------------------------
  0.15%        None      0.22%       0.00%         0.00%           0.22%             0.37%
-------------------------------------------------------------------------------------------------
  0.15%        None      0.48%       0.25%         0.01%           0.22%             0.63%
-------------------------------------------------------------------------------------------------
  0.15%        None      0.74%       0.50%         0.02%           0.22%             0.89%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------



                                                    PRIME OBLIGATIONS PORTFOLIO

FOOTNOTES

/1/TNTC is entitled to transfer agency fees, calculated daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares class of the Portfolio; (b) 0.01% of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and
   (c) 0.02% of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.


/2/"Other Operating Expenses" along with "Service Agent Fees" and "Transfer
  Agent Fees" is a subcategory of "Other Expenses" and includes co-administration fees and all other ordinary operating expenses of the Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolio at the annual rate of 0.10% of the average daily net assets of the Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agent fees, service agent fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets. The Portfolio commenced operation on August 21, 2003. As a result, "Other Operating Expenses" for the Portfolio is based on estimated amounts the Portfolio expects to pay during the current fiscal year.



/3/The Investment Adviser has voluntarily agreed to waive a portion of its management fee, as shown below. Also set forth below are the distribution (12b-1) fees, other expenses and total annual portfolio operating expenses that are expected to be incurred by the Portfolio during the current fiscal year as a result of this voluntary fee waiver and the expense reimbursements discussed in footnote 2. Voluntary fee reductions may be modified, terminated or implemented at any time at the option of the Investment Adviser or other service providers to the Portfolio. If this occurs, "Total Annual Portfolio Operating Expenses" may increase (or decrease) without shareholder approval.



          -----------------------------------------------------------

                                                              Total
                                                             Annual
           Prime                                            Portfolio
           Obligations     Management Distribution  Other   Operating
           Portfolio          Fees    (12-1) Fees  Expenses Expenses
          -----------------------------------------------------------
           Shares            0.10%        None      0.10%     0.20%
          -----------------------------------------------------------
           Service Shares    0.10%        None      0.36%     0.46%
          -----------------------------------------------------------
           Premier Shares*   0.10%        None      0.62%     0.72%
          -----------------------------------------------------------
          -----------------------------------------------------------





* As of the date of the Prospectus, no shares of this class are issued and outstanding.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EXAMPLE



The following Example is intended to help you compare the cost of investing in Shares, Service Shares or Premier Shares of the Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                       ----------------------------------

                        Prime Obligations
                        Portfolio          1 Year 3 Years
                       ----------------------------------
                         Shares             $38    $119
                       ----------------------------------
                        Service Shares      $64    $202
                       ----------------------------------
                        Premier Shares      $91    $284
                       ----------------------------------
                       ----------------------------------



                                                    PRIME OBLIGATIONS PORTFOLIO

   INVESTMENT ADVISER


Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a subsidiary of TNTC, serves as the Investment Adviser of the Portfolio. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets under discretionary management.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.








NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   ADVISORY FEES

As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.15% (expressed as a percentage of the Portfolio's average daily net assets).


The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolio reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.


           ---------------------------------------------------------
                                                   Advisory Fee Paid
                                       Contractual for Fiscal Period
           Portfolio                      Rate     Ended 11/30/2003
           ---------------------------------------------------------
           Prime Obligations Portfolio    0.15%          0.10%
           ---------------------------------------------------------



                                                    PRIME OBLIGATIONS PORTFOLIO

   OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for the Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Portfolio. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Portfolio Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC may also render securities lending services to the Portfolio. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by the Portfolio on each securities loan. In addition, cash collateral received by the Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.


TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolio and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Portfolio may or may not receive specific notice of such additional services and fees.



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   PURCHASING AND SELLING SHARES


INVESTORS


Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners ("Customers"), may invest in the Shares, Service Shares and Premier Shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

.. Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and

.. Corporations, partnerships, business trusts and other institutions and organizations.

SHARE CLASSES

The Portfolio offers three classes of shares: Shares, Service Shares and Premier Shares.

.. Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

.. Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

.. Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of Shares of the Portfolio is expected to be higher than the performance of both Service Shares and Premier Shares of the Portfolio and the performance of the Portfolio's Service Shares is expected to be higher than the performance of the Portfolio's Premier Shares.
OPENING AN ACCOUNT

You may purchase Shares, Service Shares and Premier Shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or you may open an account directly with the Trust. The minimum initial investment is $20 million. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Shares, Service Shares and Premier Shares through your account, contact your Northern Trust representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase Shares, Service Shares and Premier Shares directly from the Trust as described in this Prospectus.

BY MAIL

.. Read this Prospectus carefully.

.. Complete and sign the New Account Application.


.. Include a certified corporate resolution (or other acceptable evidence of authority).



.. Enclose a check or Federal Reserve draft payable to Northern Institutional
  Funds.


.. Mail your check, corporate resolution and completed New Account Application to:

 Northern Institutional Funds
 P.O. Box 75986
 Chicago, Illinois 60675-5986

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.


                                                    PRIME OBLIGATIONS PORTFOLIO

BY TELEPHONE

.. Read this Prospectus carefully.

.. Call the Northern Institutional Funds Center at 800/637-1380.

To open a new account please provide:

.. The name of the Portfolio

.. The number of Shares, Service Shares or Premier Shares or dollar amount to be invested

.. The method of payment

To add to an existing account, please provide:

.. The Institution's name

.. Your Account Number

BY WIRE OR AUTOMATED CLEARING HOUSE TRANSFER ("ACH TRANSFER")

To open a new account:


.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.



.. For more information about the purchase of Shares, Service Shares or Premier
  Shares call the Northern Institutional Funds Center at 800/637-1380.


To add to an existing account:


.. Have your bank wire federal funds or effect an ACH Transfer to:



 The Northern Trust Company


 Chicago, Illinois


 ABA Routing No. 0710-00152


 (Reference 10-Digit Portfolio Account Number) (Reference Shareholder's Name)




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

Through an Institutional Account. Institutions may sell (redeem) Shares, Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

Directly through the Trust. Institutions that purchase Shares, Service Shares and Premier Shares directly from the Trust may redeem their Shares through the Transfer Agent in one of the following ways:

BY MAIL


Send a written request to:



Northern Institutional Funds


P.O. Box 75986


Chicago, Illinois 60675-5986


The letter of instruction must include:

.. The signature of a duly authorized person

.. Your Account Number

.. The name of the Portfolio

.. The number of Shares, Service Shares or Premier Shares or the dollar amount to be redeemed

BY TELEPHONE


.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.



.. During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares, Service Shares and Premier Shares--By Mail."


BY WIRE


.. Call the Northern Institutional Funds Center at 800/637-1380 for instructions.



.. You must have given authorization for expedited wire redemption.



.. The minimum amount that may be redeemed by this method is $10,000.



                                                    PRIME OBLIGATIONS PORTFOLIO

   ACCOUNT POLICIES AND OTHER INFORMATION

Purchase and Redemption Minimums. There is a minimum initial investment of $20 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.


Calculating Share Price. The Trust issues and redeems Shares, Service Shares and Premier Shares at net asset value ("NAV"). The NAV for each class of shares of the Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. For each class of shares of the Portfolio, the NAV is calculated as of 2:00 p.m., Central time, on each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


The Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost normally will approximate market value.


Timing of Purchase Requests. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m., Central time, will be executed on the same day they are received by the Transfer Agent or other authorized intermediary, provided that either:



.. The Transfer Agent receives payment in federal or other immediately available funds by 2:00 p.m., Central time, on the same Business Day;



.. The request is placed by a financial or authorized intermediary and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust's agreement with the intermediary; or



.. Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.



Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, provided that payment is made as noted above.


In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Shares, Service Shares and Premier Shares in the form of securities that are permissible investments for the Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from the Portfolio. See the Additional Statement for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

.. Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

.. Institutions are responsible for all losses and expenses of the Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

.. Shares, Service Shares and Premier Shares of the Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated above.

.. The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

.. The Trust reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the shares in the account falls below $20 million.


.. In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 20.



Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
any Business Day by 2:00 p.m., Central time, will be executed on the same day, at that day's closing share price.


Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day, at that day's closing share price.


Payment of Redemption Proceeds. Redemption proceeds will normally be sent or credited on the Business Day following the Business Day on which the redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested.


Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application, including a corporate resolution or other acceptable evidence of authority.

.. The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

.. If you are redeeming recently purchased Shares, Service Shares and Premier
  Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

.. Institutions are responsible for transmitting redemption orders and crediting their Customers' accounts with redemption proceeds on a timely basis.

.. Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

.. Dividends on Shares, Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

.. The Trust and the Transfer Agent reserve the right to redeem Shares, Service
  Shares and Premier Shares held by any shareholder in other circumstances deemed to be in the best interests of the Portfolio.

.. The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

.. The Trust reserves the right to change or discontinue any of its redemption procedures.


.. In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 20.




Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for shares of other investment portfolios of the Trust. The registration of both accounts involved must be identical. Both accounts must have the same owner's name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.


The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges only are available in states where an exchange legally can be made. Before making an exchange you should read the prospectus for the shares you are acquiring.


Telephone Transactions. Telephone requests are recorded. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.



                                                    PRIME OBLIGATIONS PORTFOLIO

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.


Advance Notification of Large Transactions. The Trust requests than an Institution give advance notice to the Transfer Agent by 11:00 a.m., Central Time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.



Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.



Business Day. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For the period April 1, 2004 through March 31, 2005, the Portfolio will be closed on the following holidays: Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).



Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered. Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by the Trust's "Customer Identification Program" described below.



Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust's customer identification program, the Trust reserves the right to: (a) place limits on transactions in any account until the identity of the investor is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the invest or's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.



Early Closings. The Portfolio reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolio may, for any Business Day, decide to change the time as of which the Portfolio's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.



Emergency Events. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 800/637-1380 or visit northerninstitutionalfunds.com.



Financial Intermediaries. The Trust may authorize certain Institutions acting as financial intermediaries (including



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. These authorized intermediaries may also designate other intermediaries to accept such orders, if approved by the Trust. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.


Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust ("Service Organizations"). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). For both Service Shares and Premier Shares, administrative support services may include:

.. acting, directly or through another, as shareholder of record;

.. establishing and maintaining individual accounts and records;

.. processing purchase, redemption and exchange orders; and

.. placing net purchase and redemption orders with the Trust's Transfer Agent.

Service Organizations will receive fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily net asset value of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:


.. providing information to investors regarding the Portfolio or relating to the status of their accounts; and



.. acting as liaison between investors and the Trust.


Service Organizations will receive additional fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily net asset value of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolio's other classes of shares.

Northern Trust may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Shares, Service Shares and Premier Shares of the Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing Shares, Service Shares and Premier Shares of the Portfolio through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed to maintain a minimum balance with a particular financial intermediary and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer's investment in the Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Shares, Service Shares and Premier Shares of the Portfolio. Financial intermediaries, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the


                                                    PRIME OBLIGATIONS PORTFOLIO
jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolio on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Trust's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at 800/637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   DISTRIBUTIONS AND TAXES


DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Portfolio to its shareholders. Net income includes the interest accrued on the Portfolio's assets less estimated expenses. The Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolio does not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares, Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares.

In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same class of the Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAXES

The Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Dividends derived from interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains generally will be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Shares, Service Shares or Premier Shares.

You should note that the Portfolio does not expect to pay dividends that are eligible for the recently enacted reduced tax rates on corporate dividends. This is because the Portfolio will generally be invested in debt instruments and not in shares of stock on which dividend income will be received.

Except as stated below, you may be subject to state and local taxes on Portfolio distributions and redemptions. State income taxes may not apply, however, to the portions of the Portfolio's distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

OTHER TAX INFORMATION

Dividends and distributions from the Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by the Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolio could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolio. More information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.



                                                    PRIME OBLIGATIONS PORTFOLIO

   RISKS, SECURITIES AND TECHNIQUES

  THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE PORTFOLIO MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Portfolio may invest in other securities and is subject to further restrictions and risks which are described in the Additional Statement. Additionally, the Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio's investment objective and policies.

--------------------------------------------------------------------------------

Investment Objective. The investment objective of the Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio.

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

Investment Strategy. The Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC.

Special Risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) usually may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolio may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by the Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). The Portfolio also may borrow up to an additional 5% of its total assets for temporary purposes. The Portfolio may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

Investment Strategy. To the extent consistent with its investment objective, the Portfolio may invest a portion of its assets in custodial receipts.

Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. The Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from--or based upon--the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

Investment Strategy. The Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

Special Risks. Engaging in derivative transactions involves special risks, including: (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives recently have been developed and have not been tested over complete market cycles. For these reasons, the Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Foreign Investments. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

Investment Strategy. Investments by the Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating creditworthiness of issuers and making investment decisions for the Portfolio. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or otherwise may not respect the integrity of their debt.


                                                    PRIME OBLIGATIONS PORTFOLIO

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions adversely might affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.


Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with its investment objective and policies, the Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires the Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

Investment Strategy. The Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency --they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there may be no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price.

Investment Companies. To the extent consistent with its investment objective and policies, the Portfolio may invest in securities issued by other investment companies.


Investment Strategy. Investments by the Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolio does not expect to do so in the foreseeable future, the Portfolio is authorized to invest substantially all of its assets in an open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.


Special Risks. As a shareholder of another investment company, the Portfolio would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Investment Strategy. The Portfolio may invest in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolio on such investments will be taxable to shareholders.

Special Risks. Municipal instruments purchased by the Portfolio may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by the Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. The Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Portfolio acquires the securities.

Special Risks. In the event of a default, the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable by the Portfolio.

Securities Lending. In order to generate additional income, the Portfolio may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolio will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third the value of the Portfolio's total assets (including the loan collateral). Any cash collateral received by the Portfolio in connection with these loans may be invested in short-term instruments, either directly or indirectly through other money market portfolios. Such investments are not limited to U.S. government securities and may include any instruments that may be purchased by the Portfolio. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Portfolio's investments in particular types of securities.


                                                    PRIME OBLIGATIONS PORTFOLIO

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligations to return the securities. In this event, the Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. The Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of the Portfolio's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by the Portfolio, and the equivalent amount paid by the borrower of the securities to the Portfolio will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

Stripped Obligations. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

Investment Strategy. To the extent consistent with its investment objective, the Portfolio may purchase stripped securities.

Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolio and adversely affect the Portfolio's investment performance.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

Investment Strategy. To the extent consistent with its investment objective, the Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

Investment Strategy. The Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective.

Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary


NORTHERN INSTITUTIONAL FUNDS PROSPECTUS
market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolio generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Miscellaneous. TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                                                    PRIME OBLIGATIONS PORTFOLIO

   FINANCIAL INFORMATION


  THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PORTFOLIO'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO'S OPERATIONS).


  Certain information reflects financial results for a single share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in the Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request and without charge. As of November 30, 2003, no Premier Shares of the Portfolio were outstanding.


--------------------------------------------------------------------------------



NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

   FINANCIAL HIGHLIGHTS                  FOR THE FISCAL YEARS ENDED NOVEMBER 30


PRIME OBLIGATIONS PORTFOLIO


-------------------------------------------------------------------------------------
                                                                 SHARES      SERVICE
Selected per share data                                         2003/(3)/   2003/(4)/
-------------------------------------------------------------------------------------
Net asset value, beginning of period                                $1.00       $1.00

Income from investment operations:
  Net investment income                                                --          --

Total income from investment operations                                --          --
-------------------------------------------------------------------------------------
Less distributions paid:
  From net investment income                                           --          --

Total distributions paid                                               --          --
-------------------------------------------------------------------------------------
Net asset value, end of period                                      $1.00       $1.00
-------------------------------------------------------------------------------------
Total return/(1)/                                                   0.26%       0.16%

Supplemental data and ratios:
  Net assets, in thousands, end of period                        $398,281     $16,601

  Ratio to average net assets of:/(2)/
    Expenses, net of waivers and reimbursements                     0.20%       0.46%

    Expenses, before waivers and reimbursements                     0.37%       0.63%

    Net investment income, net of waivers and reimbursements        0.91%       0.65%

    Net investment income, before waivers and reimbursements        0.74%       0.48%
-------------------------------------------------------------------------------------


(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)Annualized for periods less than one year.

(3)For the period August 21, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(4)For the period September 2, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.


                                                    PRIME OBLIGATIONS PORTFOLIO

   FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Portfolio's investments is available in the Portfolio's annual report and will be available in its semiannual report to shareholders when it is prepared.


In the Portfolio's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


Additional information about the Portfolio and its policies also is available in the Portfolio's Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).


The Portfolio's annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Institutional Funds Center at 800/637-1380.


To obtain other information and for shareholder inquiries:

BY TELEPHONE

Call 800/637-1380

BY MAIL

Northern Institutional Funds
P.O. Box 75986
Chicago, IL 60675-5986

ON THE INTERNET


Text-only versions of the Portfolio's documents are available online and may be downloaded from:



.. The SEC's Web site at sec.gov



.. Northern Institutional Funds' Web site at northerninstitutionalfunds.com



You may review and obtain copies of Northern Institutional Funds documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090.




NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                               BALANCED PORTFOLIO
                                 BOND PORTFOLIO
                               CORE BOND PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                          DIVERSIFIED GROWTH PORTFOLIO
                             EQUITY INDEX PORTFOLIO
                            FOCUSED GROWTH PORTFOLIO
                              GOVERNMENT PORTFOLIO
                           GOVERNMENT SELECT PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                               MUNICIPAL PORTFOLIO
                        SHORT-INTERMEDIATE BOND PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY INDEX PORTFOLIO
                              TAX-EXEMPT PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                          U.S. TREASURY INDEX PORTFOLIO


     This Statement of Additional Information dated April 1, 2004, (the "Additional Statement") is not a prospectus. Copies of the prospectuses dated April 1, 2004 for the Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Municipal Portfolio, Tax-Exempt Portfolio (collectively, the "Money Market Portfolios"), Bond Portfolio, Core Bond Portfolio, Intermediate Bond Portfolio, International Bond Portfolio, Short-Intermediate Bond Portfolio, U.S. Government Securities Portfolio, U.S. Treasury Index Portfolio (collectively, the "Fixed Income Portfolios"), Balanced Portfolio, Diversified Growth Portfolio, Equity Index Portfolio, Focused Growth Portfolio, Mid Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Index Portfolio, International Equity Index Portfolio and International Growth Portfolio (collectively, the "Equity Portfolios"), (each a "Portfolio" and collectively, the "Portfolios") of Northern Institutional Funds (the "Prospectuses") may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2003 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal. Although the Diversified Assets, Government, Government Select, Municipal and Tax-Exempt Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                                      INDEX
                                                                            Page

ADDITIONAL INVESTMENT INFORMATION..............................................4
     Classification and History................................................4
     Investment Objectives and Policies........................................4
     Investment Restrictions..................................................27
ADDITIONAL TRUST INFORMATION..................................................31
     Trustees and Officers....................................................31
     Standing Board Committees................................................36
     Trustee Ownership of Portfolio Shares....................................37
     Trustee and Officer Compensation.........................................38
     Code of Ethics...........................................................39
     Investment Advisers, Transfer Agent and Custodian........................39
     Proxy Voting.............................................................50
     Co-Administrators and Distributor........................................51
     Shareholder Servicing Plan for Fixed Income and Equity Portfolios........54
     Counsel and Auditors.....................................................55
     In-Kind Purchases and Redemptions........................................55
     Third-Party Fees and Requirements........................................56
     Expenses.................................................................56
PERFORMANCE INFORMATION.......................................................56
     Money Market Portfolios..................................................56
     Equity and Fixed Income Portfolios.......................................59
NET ASSET VALUE...............................................................79
TAXES.........................................................................81
     Federal - General Information............................................81
     State and Local Taxes....................................................82
     Taxation of Certain Financial Instruments................................82
     Special Tax Considerations Pertaining to the Tax-Exempt and Municipal
     Portfolios...............................................................83
     Foreign Investors........................................................83
DESCRIPTION OF SHARES.........................................................84
SERVICE PLAN FOR MONEY MARKET PORTFOLIOS......................................92
FINANCIAL STATEMENTS..........................................................94
OTHER INFORMATION.............................................................94
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except for the International Bond Portfolio which is classified as non-diversified under the 1940 Act.

     Each Portfolio is a series of the Trust, which was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998.

INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the Core Bond, Intermediate Bond, Mid Cap Growth, Municipal and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

     With respect to the Bond, Core Bond, Equity Index, Government, Government Select, Intermediate Bond, International Bond, International Equity Index, Mid Cap Growth, Short-Intermediate Bond, Small Company Index, Small Company Growth, U.S. Government Securities and U.S. Treasury Index Portfolios, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Portfolio's policy stated in the Prospectuses to invest at least 80% of its net assets in the particular type of investment suggested by its name. As described further below, the Tax-Exempt Portfolio and Municipal Portfolio have policies that may not be changed without shareholder approval to invest at least 80% of their respective net assets in debt instruments, the interest on which is exempt from regular federal income tax. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.

MONEY MARKET PORTFOLIOS

Diversified Assets Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

Government Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities and sponsored enterprises and repurchase agreements backed by such securities.

Government Select Portfolio seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Portfolio will seek to acquire only those U.S. government securities the interest upon which generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

Municipal Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace.

Tax-Exempt Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Except in extraordinary circumstances, at least 80% of the Portfolio's net assets will be invested in debt instruments, the interest on which is exempt from regular federal income tax. Alternative Minimum Tax ("AMT") obligations, the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to federal income tax.

FIXED INCOME PORTFOLIOS

Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Core Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

Intermediate Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

International Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. The Portfolio intends to invest in the securities of issuers located in a number of countries throughout the world.

Short-Intermediate Bond Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities.

U.S. Government Securities Portfolio seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities.

U.S. Treasury Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.

EQUITY PORTFOLIOS

Balanced Portfolio seeks long-term capital appreciation and current income. The Portfolio will, under normal circumstances, invest up to 75% of its net assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

Diversified Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion. Although the Portfolio primarily invests in the securities of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

Equity Index Portfolio, under normal circumstances, will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the Standard and Poor's 500(R) Composite Index ("S&P 500 Index"), in weightings that approximate the relative composition of the securities contained in the S&P 500 Index.

Focused Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. Companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally will have market capitalizations in excess of $1 billion.

International Equity Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Morgan Stanley Capital International Index for Europe, Australia and Far East Index ("MSCI EAFE(R) Index"), in weightings that approximate the relative composition of the securities contained in the Index.

International Growth Portfolio seeks long-term capital appreciation. The Portfolio will, under normal circumstances, invest at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies will generally have market capitalizations in excess of $1 billion.

Mid Cap Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies are generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies.

Small Company Growth Portfolio seeks long-term capital appreciation. The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, similar to the market capitalization of companies in the Russell 2000(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies.

Small Company Index Portfolio will, under normal circumstances, invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index.

     AMERICAN DEPOSITARY RECEIPTS ("ADRS"). To the extent consistent with their respective investment objectives, the Equity and Fixed Income Portfolios may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security is normally subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely.

     These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Portfolio's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by certain Portfolios may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.


     There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

     Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default. While Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. government, they have generally been viewed by the market as high quality securities with low credit risks because of their ability to borrow from the U.S. Treasury.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolios' liquidity and value.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

     The Portfolios are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended November 30, 2003, the turnover rates for the Portfolios (except for the Money Market Portfolios) are as follows:


-----------------------------------------------------
PORTFOLIO:                    Portfolio Turnover Rate
-----------------------------------------------------
Balanced                                       147.53%
Bond                                           325.90%
Core Bond                                      380.92%
Diversified Growth                             104.96%
Equity Index                                    16.04%
Focused Growth                                 202.69%
Intermediate Bond                              336.00%
International Bond                              62.15%
International Equity Index                      54.71%
International Growth                            87.13%
Mid Cap Growth                                 236.64%
Short-Intermediate Bond                        257.17%
Small Company Growth                           263.21%
Small Company Index                             24.61%
U.S. Government Securities                     250.94%
U.S. Treasury Index                             65.88%
-----------------------------------------------------


     COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

     Each Portfolio, including the Core Bond Portfolio and the Money Market Portfolios to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Commercial paper purchased by certain Portfolios may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Portfolios (other than the Government Select Portfolio) may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

     EQUITY SWAPS. The Equity Portfolios may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's obligations, the Portfolios and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

     The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor's Rating Service ("S&P") or Fitch Ratings ("Fitch"), or A or Prime-1 or better by Moody's Investor Services, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"). To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in EDRs and Global Depositary Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

     FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Portfolios (except the Core Bond, Diversified Assets, Government, Government Select, Municipal and Tax-Exempt Portfolios) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, to the extent consistent with its investment objectives, a Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     FOREIGN INVESTMENTS. To the extent consistent with its investment policies, each Portfolio may invest in bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Core Bond Portfolio and the Money Market Portfolios must be U.S. dollar-denominated. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

     Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalization and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

     Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Although a Portfolio (other than the Core Bond and Money Market Portfolios) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

     A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of International Bond, International Equity Index and International Growth Portfolios may expose them to risk independent of their securities positions. Although the net long and short foreign currency exposure of the International Bond, International Equity Index and International Growth Portfolios will not exceed their respective total asset values, to the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

     Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

     Investors should understand that the expense ratios of the International Bond Portfolio, International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the MSCI EAFE(R) Index. As of November 30, 2003, sixteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom) constituted approximately 71% of the MSCI EAFE(R) Index. Five Asian/Pacific countries (Australia, Hong Kong, Japan, New Zealand and Singapore) accounted for the remaining 29%.

     Countries in which the Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     Certain Portfolios may invest a significant percentage of their assets in the securities of issuers located in countries with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Currently, Japan has been experiencing stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

     Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall off in Japan's manufactured exports, could be expected to affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

     The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced. For most of the 1990s, Japanese securities markets experienced significant declines. Although the stock markets exhibited strength in 1999, they have again declined since then.

     The common stock of many Japanese companies has historically traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

     The Bond Portfolio, Intermediate Bond Portfolio, International Bond Portfolio and Short-Intermediate Bond Portfolio, and, to the extent permitted by their investment policies, the Equity Portfolios, may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Portfolio's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio's inability to complete its contractual obligations.

     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

     When a Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

     FUTURES CONTRACTS AND RELATED OPTIONS. Each Portfolio, except the Money Market Portfolios, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes. The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios. The Portfolios will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

     When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a

Portfolio's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Portfolio may invest up to 10% (15% for Fixed Income and Equity Portfolios) of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

     INSURANCE FUNDING AGREEMENTS. The Balanced, Bond, Core Bond, Diversified Assets, Intermediate Bond and Short-Intermediate Bond Portfolios may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

     INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS, AND CURRENCY SWAPS. The Portfolios, except the Money Market Portfolios, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds
(cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Portfolios, except for the Core Bond Portfolio and Money Market Portfolios, may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specific currencies.

     Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

     The Portfolios will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by S&P or Fitch, or A or Prime-1 or better by Moody's, or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments, which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     INVESTMENT COMPANIES. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolios in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolios may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets. Investments by the Portfolios in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

     As noted in their Prospectus, the Equity Portfolios may invest in iShares/sm/, Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

     iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International Index ("MSCI") indices for various countries and regions. iShares are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected, and a Portfolio's ability to provide investment results approximating the performance of securities in the designated index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares as part of its investment strategy.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component

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

securities ("Index Securities") of the S&P 500 Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs.

     MORTGAGE DOLLAR ROLLS. The Portfolios, except for the Money Market Portfolios, may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

     Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument that a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     MUNICIPAL INSTRUMENTS. Certain Portfolios may invest in municipal instruments or other securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Generally, with the exception of the Tax-Exempt and Municipal Portfolios, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by a Portfolio on such investments will be taxable to shareholders, with the exception of all or a portion of the dividends paid by the Tax-Exempt and Municipal Portfolios.

     The Money Market Portfolios may invest in municipal instruments that are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from federal income tax. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

     The Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal bonds with a series of maturity dates are called Serial Bonds. The Money Market Portfolios may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Money Market Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolio.

     The Portfolios may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event, the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

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     As stated below, as a matter of fundamental policy, at least 80% of the
Tax-Exempt and Municipal Portfolios' net assets (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but not by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for the purposes of this policy. Taxable investments by the Tax-Exempt and Municipal Portfolios will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

     Certain of the municipal instruments held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Each of the Municipal and Tax-Exempt Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

     Municipal instruments purchased by the Portfolios may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

     The Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, will also consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

     Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

     OPTIONS. To the extent consistent with its investment objective, each Portfolio, except for the Money Market Portfolios, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between the securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference.


     All put options written by a Portfolio would be covered, which means that such Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option is also covered if a Portfolio holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Portfolio segregates liquid assets in the amount of the difference.


     With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons,

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

which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     REAL ESTATE INVESTMENT TRUSTS. The Fixed Income and Equity Portfolios may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject a Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Portfolio bears directly in connection with its own operations.

     RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Portfolios as well as the fixed income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

     REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Company Index and Small Company Growth Portfolios' primary investments, and stocks of recently organized companies, in which the Portfolios may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

     The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Company Index and Small Company Growth Portfolios' shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

     The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Company Index Portfolio or Small Company Growth Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

     RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser's own credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     SECURITIES LENDING. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Portfolio is responsible for any loss that may result from its investment in borrowed collateral. A Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

     SHORT SALES AGAINST-THE-BOX. The Equity Portfolios, except for the Equity Index, International Equity Index and Small Company Index Portfolios, may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Portfolio, for example, to lock in a sales price for a security the Portfolio does not wish to sell immediately. If a Portfolio sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     STANDBY COMMITMENTS. The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by either Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

     The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

     STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Equity Index Portfolio shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P 500 Index to track general stock market performance.


     As of November 30, 2003, the approximate market capitalization range of the companies included in the S&P 500 Index was between $665.8 million and $287.2 billion.

     The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book and higher forecasted growth values. As of November 30, 2003, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $414.9 million and $15.3 billion.

     The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000(R) Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 9% of the total market capitalization of the Russell 3000(R) Index. As of November 30, 2003, the average market capitalization range of the companies included in the Russell 2000 Index was between $47.9 million and $2.2 billion. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Company Index or Small Company Growth Portfolio shares or any member of the public regarding the advisability of investing in the Portfolio or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

     The Russell 1000(R) Growth Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of November 30, 2003, the average market capitalization range of the companies included in the Russell 1000 Growth Index was between $414.9 million and $287.2 billion.

     The Russell 2000(R) Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of November 30, 2003, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $68 million and $2.2 billion.

     The MSCI EAFE(R) Index is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australia and the Far East.


     STRIPPED SECURITIES. To the extent consistent with its investment policies, each Portfolio, including the Government Select Portfolio to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Other types of stripped securities may be purchased by the Portfolios (except the Government Select Portfolio), including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     SUPRANATIONAL BANK OBLIGATIONS. Each Portfolio, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     TRACKING VARIANCE. As discussed in their Prospectuses, the Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

     The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (i) brokerage costs; (ii) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (iii) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly (iv) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign government or their agencies that are so guaranteed.

     To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters").

     With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     The Money Market Portfolios will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

     Variable and floating rate instruments that may be purchased by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

     Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments.

     WARRANTS. The Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue.

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The ratings of S&P, Dominion, Moody's and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

     ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) (a) For the Equity and Fixed Income Portfolios: Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

          (b) For the Money Market Portfolios: Purchase or sell real estate or securities issued by real estate investment trusts but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

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

     (4) (a) For the Equity and Fixed Income Portfolios: Invest in companies for the purpose of exercising control.

          (b) For the Money Market Portfolios: Invest in companies for the purpose of exercising control or management.

     (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

     (7) (a) For the Equity and Fixed Income Portfolios: Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

          (b) For the Money Market Portfolios: Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8)  Borrow money, except that to the extent permitted by applicable law
          (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolios had not filed such an exemptive application.

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     In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     The freedom of action reserved in Restriction No. 7(b) with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

     Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Municipal Portfolio and Tax-Exempt Portfolio, at least 80% of the net assets of the Portfolios (plus the amount of any borrowings for investment purposes) will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on "private activity bonds" that is treated as an item of tax preference under federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

     Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard (except that the International Bond Portfolio, International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles). For the purpose of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of its underlying assets.

     As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. In addition, as a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 5% of the total value of its assets in the securities of any one issuer, except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. These restrictions do not apply to the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

     Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

     Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

     The Money Market Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO) if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of each Portfolio's total assets, with investments in any one such issuer being limited to no more than 1% of a Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Money Market Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

     Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex - Northern Institutional Funds offers 23 portfolios and Northern Funds offers 30 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Richard G. Cline          .  Chairman and President of Hawthorne Investors, Inc. (a management     .  PepsiAmericas (a soft
Age: 69                      advisory services and private investment company) since 1996;            drink bottling company);
Trustee since 1997        .  Managing Partner of Hawthorne Investments, LLC (a management

                             advisory services and private investment company) since 2001;         .  Ryerson Tull, Inc. (a
                          .  Chairman and Director of Hussmann International, Inc. (a                 metals distribution
                             refrigeration company) from 1998 to 2000.                                company).

Edward J. Condon, Jr.     .  Chairman and CEO of The Paradigm Group, Ltd. (a financial             .  None
Age: 63                      adviser) since 1993;
Trustee since 1994        .  Principal and Co-Founder of Paradigm Capital since 1996;
                          .  Senior Partner of NewEllis Ventures since 2001;
                          .  Member of the Board of Managers of The Liberty Hampshire
                             Company, LLC (a receivable securitization
                             company);
                          .  Director of Financial Pacific Company (a small
                             business leasing company);
                          .  Trustee at Dominican University.

William J. Dolan, Jr.     .  Financial Consultant at Ernst & Young LLP (an accounting firm)        .  None
Age: 71                      From 1992 to 1993 and 1997;
Trustee since 2000        .  Partner of Arthur Andersen LLP (an accounting firm) from
                             1966 to 1989.

Sharon Gist Gilliam       .  Executive Vice President of Unison-Maximus, Inc. (aviation and        .  None
Age: 60                      governmental consulting);
Trustee since 2001

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

(3) An "interested person," as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and because she owns shares of Northern Trust Corporation; and its affiliates, and Mr. Timbers because he a former officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Sandra Polk Guthman       .  CEO of Polk Bros. Foundation (an Illinois not-for-                    .  MBIA of Illinois
Age: 60                      profit corporation) from 1993 to present.                                (a municipal bond
Trustee since 1997                                                                                    insurance company)
                                                                                                      1999 to 2000;

Richard P. Strubel        .  Vice Chairman, President and Chief Operating Officer of UNext Inc.    .  Gildan Activewear,
Age: 64                      (a provider of educational services via the Internet) since 2003         Inc. (an athletic
                             and 1999; Respectively;                                                  clothing marketing and
Trustee since 1982        .  Director of Cantilever Technologies (a private software company)         manufacturing
                             since 1999;
                          .  Trustee at The University of Chicago since 1987;                      .  Goldman Sachs Mutual
                          .  Managing Director of Tandem Partners, Inc. (a privately held             Fund Complex (64
                             management services firm) until 1999.                                    portfolios).

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

(3) An "interested person," as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee, and is a shareholder of Northern Trust Corporation and/or its affiliates.


INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/    .  President of Sara Lee Foundation (philanthropic organization)         .  Coach, Inc.;
Age: 67                      from 1997 to 2001;                                                    .  Payless Shoe Source,
Trustee since 2000        .  Vice Chairman and Chief Administrative Officer of Sara Lee               Inc. (a retail shoe
                             Corporation (a consumer product company) from 1994 to 1997.              store business);
                                                                                                   .  GATX Corporation
                                                                                                      railroad holding
                                                                                                      company);
                                                                                                   .  Bassett Furniture
                                                                                                      Industries, Inc. (a
                                                                                                      furniture manufacturer).

Mary Jacobs Skinner,      .  Partner in the law firm of Sidley Austin Brown & Wood.                .  None
Esq./(3)/
Age: 46
Trustee since 2000

Stephen Timbers/(3)/      .  Vice Chairman of Northern Trust Corporation and The Northern          .  USF Corporation
Age: 59                      Trust Company from 2003 to 2004;
Trustee since 2000        .  President, Chief Executive Officer of Northern Trust
                             Investments, N.A. (formerly known and conducting business as
                             Northern Trust Investments, Inc.) from 2001 to 2004;
                          .  President of Northern Trust Global Investments,
                             a division of Northern Trust Corporation and
                             Executive Vice President of The Northern Trust
                             Company from 1998 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

(3) An "interested person," as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee, and is a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST


NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Lloyd A. Wennlund             Executive Vice President since 2003 and Director
Age: 46                       since 2001 of Northern Trust Investments, N.A.
50 South LaSalle Street       (formerly known and conducting business as
Chicago, IL 60675             Northern Trust Investments, Inc.) since 2001;
President since 2000          Executive Vice President and other positions at
                              The Northern Trust Company, President of Northern
                              Trust Securities, Inc., and Managing Executive,
                              Mutual Funds for Northern Trust Global Investments since 1989.

Eric K. Schweitzer            Senior Vice President at Northern Trust
Age: 42                       Investments, N.A. (formerly known and conducting
50 South LaSalle Street       business as Northern Trust Investments, Inc.)
Chicago, IL 60675             since 2001 and Senior Vice President at The
Vice President since 2000     Northern Trust Company and the Director of
                              Distribution, Product Management and Client
                              Services in the Mutual Fund Group of Northern
                              Trust Global Investments since 2000; Managing
                              Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                  Senior Vice President and Department Head at The
Age: 42                       Northern Trust Company overseeing Fund Accounting,
50 South LaSalle Street       Transfer Agent and Fund Administration functions,
Chicago, IL 60675             Division Manager of Fund Accounting, 1992-1998;
Treasurer since 2002          Audit Manager at Arthur Andersen LLP (an
                              accounting firm) prior thereto.

Brian R. Curran               Vice President and Director of Fund Administration
Age: 36                       at PFPC Inc. since 1997.
4400 Computer Drive
Westborough, MA 01581
Vice President since 1999

Stuart Schuldt                Senior Vice President and Division Manager of Fund
Age: 42                       Administration and Fund Accounting, The Northern
50 South LaSalle Street       Trust Company;
Chicago, IL 60675             Senior Vice President and Division Manger, Fund
Assistant Treasurer since     Accounting, Scudder Kemper (a mutual fund
2002                          company), from 1993 to 1998; Audit Manager, Arthur
                              Andersen & Co., (an accounting firm) prior thereto.

Jeffrey A. Dalke, Esq.        Partner in the law firm of Drinker Biddle & Reath
Age: 53                       LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.          Senior Counsel and Vice President at PFPC Inc.
Age: 56                       since 1998; Attorney Consultant for Fidelity
4400 Computer Drive           Management & Research (a financial service
Westborough, MA 01581         company), Investors Bank & Trust Company (a
Assistant Secretary since     financial service provider) and FDISG prior
1999                          thereto.

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Lori V. Russell               Associate Counsel at PFPC Inc. since 2002;
Age: 32                       Associate Counsel at Investors Bank & Trust
4400 Computer Drive           Company, a financial service provider (2001-2002);
Westborough, MA 01581         Manager in the Regulatory Administration
Assistant Secretary since     Department of PFPC Inc. (2000-2001) and Senior
2003                          Regulatory Administrator (1998-2000).

James Grassi                  Senior Attorney at The Northern Trust Company
Age: 47                       since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since
2003

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Portfolios - Audit, Committee on Trustees and Valuation.


     The Audit Committee consists of four members: Messrs. Condon (Chairman), Dolan and Strubel, and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee's Chairman or the auditors. During the fiscal year ended November 30, 2003, the Audit Committee convened four times.


     The Committee on Trustees consists of three members: Ms. Guthman (Chairperson) and Messrs. Dolan and Strubel. The functions performed by the Committee on Trustees include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended November 30, 2003, the Committee on Trustees convened four times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Committee on Trustees will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' Prospectus and should be directed to the attention of Northern Institutional Funds Committee on Trustees.

     The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Timbers and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Portfolios in accordance with the Trust's valuation procedures. During the fiscal year ended November 30, 2003, the Valuation Committee convened two times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolios are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners ("Customers"). For this reason, the Trustees may not make direct investments in the Portfolios. The following table shows the dollar range of shares owned by each Trustee in the Portfolios and other Portfolios of Northern Institutional Funds and Northern Funds.

                       Information as of December 31, 2003


                                                   Aggregate Dollar Range of
                         Dollar Range of Equity    Equity Securities in All
                           Securities in each      Portfolios in Mutual Fund
   Name of Trustee              Portfolio                   Family*
---------------------    ----------------------    -------------------------
Richard G. Cline                  None                   Over $100,000
Edward J. Condon, Jr.             None                   Over $100,000
William J. Dolan, Jr.             None                $50,001 - $100,000
Sharon Gist Gilliam               None                       None
Sandra Polk Guthman               None                $50,001 - $100,000
Richard P. Strubel                None                       None
Michael E. Murphy                 None                   Over $100,000
Mary Jacobs Skinner               None                   Over $100,000
Stephen B. Timbers                None                   Over $100,000

----------
* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2003, Northern Institutional Funds consisted of 23 portfolios and Northern Funds consisted of 30 portfolios.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.


     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended November 30, 2003:


                                                        Diversified  Diversified   Equity     Focused               Government
                       Balanced     Bond     Core Bond    Assets       Growth       Index     Growth    Government    Select
                       Portfolio  Portfolio  Portfolio   Portfolio    Portfolio   Portfolio  Portfolio  Portfolio   Portfolio
                       ---------  ---------  ---------  -----------  -----------  ---------  ---------  ----------  ----------
Stephen B. Timbers     $       0  $       0  $       0  $         0  $         0  $       0  $       0  $        0  $        0
Richard G. Cline             475      1,900        475       18,395          475      1,900        475       5,700       9,500
Edward J. Condon, Jr.        410      1,640        410       15,876          410      1,640        410       4,920       8,200
Sandra Polk Guthman          410      1,640        410       15,876          410      1,640        410       4,920       8,200
Sharon Gist Gilliam          390      1,560        390       15,101          390      1,560        390       4,680       7,800
Richard P. Strubel           398      1,590        398       15,390          398      1,590        398       4,770       7,950
William J. Dolan, Jr.         40        159         40        1,539           40        159         40         477         795
Michael E. Murphy            390      1,560        390       15,096          390      1,560        390       4,680       7,800
Mary Jacobs Skinner          195        780        195        7,550          195        780        195       2,340       3,900


                                                                                                           Short-       Small
                       Intermediate  International  International  International   Mid Cap              Intermediate   Company
                           Bond          Bond       Equity Index      Growth       Growth    Municipal      Bond       Growth
                        Portfolio      Portfolio      Portfolio      Portfolio    Portfolio  Portfolio    Portfolio   Portfolio
                       ------------  -------------  -------------  -------------  ---------  ---------  ------------  ---------
Stephen B. Timbers     $          0  $           0  $           0  $           0  $       0  $       0  $          0  $       0
Richard G. Cline                475            475            475            475        475        475           475        475
Edward J. Condon, Jr.           410            410            410            410        410        410           410        410
Sandra Polk Guthman             410            410            410            410        410        410           410        410
Sharon Gist Gilliam             390            390            390            390        390        390           390        390
Richard P. Strubel              398            398            398            398        398        398           398        398
William J. Dolan, Jr.            40             40             40             40         40         40            40         40
Michael E. Murphy               390            390            390            390        390        390           390        390
Mary Jacobs Skinner             195            195            195            195        195        195           195        195


                                                                                     Total
                                                       U.S.                     Compensation from
                       Small Company                Government   U.S.Treasury     Fund Complex
                          Index        Tax-Exempt   Securities      Index        (including the
                         Portfolio     Portfolio    Portfolio     Portfolio      Portfolios)/(1)/
                       -------------   ----------   ----------   ------------   -----------------
Stephen B. Timbers     $           0   $        0   $        0   $          0   $               0
Richard G. Cline                 475        1,425          475            475              95,000
Edward J. Condon, Jr.            410        1,230          410            410              82,000
Sandra Polk Guthman              410        1,230          410            410              82,000
Sharon Gist Gilliam              390        1,170          390            390              78,000
Richard P. Strubel               398        1,193          398            398              79,500
William J. Dolan, Jr.             40          119           40             40               7,950/(2)/
Michael E. Murphy                390        1,170          390            390              78,000
Mary Jacobs Skinner              195          585          195            195              39,000/(3)/

1 As of December 31, 2003, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (23 portfolios) and Northern Funds (30 portfolios).
2 For the fiscal year ended November 30, 2003, Mr. Dolan elected to defer $71,550 of $79,500 total compensation.
3 For the fiscal year ended November 30, 2003, Ms. Skinner elected to defer $39,000 of $78,000 total compensation.

     The Trust does not provide pension or retirement benefits to its Trustees.

     Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Grassi, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Corporation and/or its affiliates, of which Messrs. Grassi, Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

     Northern Trust Investments, N.A. ("NTI," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE") each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve jointly as the Investment Advisers of the Balanced, Bond, Intermediate Bond, International Bond, International Growth and Short-Intermediate Bond Portfolios. NTI serves as the Investment Adviser of each of the other Portfolios. NTI and NTGIE are each referred to as "Investment Adviser." TNTC is a direct wholly owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIE are referred to collectively in this Additional Statement as "Northern Trust."


     Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets under discretionary management.


     TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTGIE was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K Financial Services Authority and register with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIE primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

     Under the Advisory Agreements with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreements with the Trust provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution or, with respect to the Intermediate Bond and International Bond Portfolios, their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. Northern Trust may also obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems, news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product.


     Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

     Transactions on U.S. stock exchanges and, increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions, and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities may also involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which may be fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

     With respect to the Equity and Fixed Income Portfolios, on occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

     With respect to the Money Market Portfolios, to the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.

     For the fiscal year ended November 30 as indicated, each Portfolio paid brokerage commissions as follows. The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.


-------------------------------------------------------------------------------------------------------
                                                       Total                  Total           Brokerage
Fiscal                                             Brokerage              Amount of         Commissions
Year                                  Total      Commissions           Transactions                Paid
Ended                             Brokerage          Paid to               On Which          to Brokers
November 30,                    Commissions       Affiliated            Commissions           Providing
2003                                   Paid          Brokers                   Paid        Research /1/
-------------------------------------------------------------------------------------------------------
Balanced Portfolio           $      196,736   $            0   $        159,307,592   $         116,851
Equity Index Portfolio       $   154,878.41   $            0   $     546,297,891.06   $               0
Diversified Growth
Portfolio                    $      170,129   $            0   $        125,387,657   $          90,042
Focused Growth Portfolio     $    1,294,851   $            0   $        866,090,216             701,758
Small Company Index
Portfolio                    $       76,070   $            0   $        119,787,084   $               0
Small Company Growth
Portfolio                    $      293,003   $            0   $        137,180,183   $         203,664
Mid Cap Growth Portfolio     $      199,287   $            0   $        122,562,661   $         135,552
International Equity Index
Portfolio                    $       35,028   $            0   $         72,607,788   $               0
International Growth
Portfolio                    $      455,582   $            0   $         74,499,000   $               0
-------------------------------------------------------------------------------------------------------


1 The amounts of the transactions involving commissions paid to brokers providing research were $81,346,479, $0, $58,883,753, $473,849,206, $0,
     $90,240,880, $82,180,280, $0 and $0 for the Balanced, Equity Index,
     Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

     For the fiscal year ended November 30 as indicated, each Portfolio paid brokerage commissions as follows. The amount of brokerage commissions paid by a Portfolio may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

-------------------------------------------------------------------------------------------------------
                                                       Total                  Total           Brokerage
Fiscal                                             Brokerage              Amount of         Commissions
Year                                  Total      Commissions           Transactions                Paid
Ended                             Brokerage          Paid to               On Which          to Brokers
November 30,                    Commissions       Affiliated            Commissions           Providing
2002                                   Paid          Brokers                   Paid        Research /1/
-------------------------------------------------------------------------------------------------------
Balanced                     $       73,949   $            0   $         51,015,452   $          50,228
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                       Total                  Total           Brokerage
Fiscal                                             Brokerage              Amount of         Commissions
Year                                  Total      Commissions           Transactions                Paid
Ended                             Brokerage          Paid to               On Which          to Brokers
November 30,                    Commissions       Affiliated            Commissions           Providing
2002                                   Paid          Brokers                   Paid        Research /1/
-------------------------------------------------------------------------------------------------------
Equity Index                 $      405,650   $            0   $        475,029,483   $         128,895
Diversified Growth           $      120,513   $            0   $         87,415,385   $          84,249
Focused Growth               $    1,024,442   $            0   $        740,034,193   $         562,160
International Equity Index   $       51,218   $            0   $         99,867,533   $          44,353
International Growth         $    1,009,342   $            0   $        504,277,147   $         625,932
Small Company Growth         $      358,557   $            0   $        199,160,911   $         251,546
Small Company Index          $       67,120   $            0   $        101,104,332   $           9,497
Mid Cap Growth               $      179,845   $            0   $        156,691,250   $         141,860
-------------------------------------------------------------------------------------------------------

1 The amounts of the transactions involving commissions paid to brokers providing research were $35,124,501, $145,938,804, $63,881,027,
     $437,314,462, $14,576,322, $133,223,838, $131,821,626, $92,071,302 and
     $334,371,064 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

     For the fiscal year ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

-------------------------------------------------------------------------------------------------------
                                                       Total                  Total           Brokerage
Fiscal                                             Brokerage              Amount of         Commissions
Year                                  Total      Commissions           Transactions                Paid
Ended                             Brokerage          Paid to               On Which          to Brokers
November 30,                    Commissions       Affiliated            Commissions           Providing
2001                                   Paid          Brokers                   Paid        Research /1/
-------------------------------------------------------------------------------------------------------
Balanced                     $    84,852.00   $            0   $      70,478,192.04   $       46,611.00
Diversified Growth           $   223,121.00   $            0   $     188,545,091.04   $      131,004.00
Equity Index                 $   292,967.00   $            0   $     337,464,477.54   $       18,299.00
Focused Growth               $   857,802.00   $            0   $     696,799,250.90   $      301,779.00
International Equity Index   $   154,851.00   $            0   $   1,867,371,626.23   $          111.00
International Growth         $ 3,044,627.00   $            0   $  38,241,829,127.02   $    1,056,088.00
Mid Cap Growth               $   225,417.00   $            0   $     146,177,599.13   $      108,732.00
Small Company Growth         $   381,086.00   $            0   $     275,497,255.38   $      219,357.00
Small Company Index          $   333,939.00   $            0   $     266,581,886.86   $       35,153.00
-------------------------------------------------------------------------------------------------------

1 The amounts of the transactions involving commissions paid to brokers providing research were $37,345,785.48, $24,269,286.47, $112,007,082.85,
     $262,728,678.90, $37,208,375.32, $140,622,341.14, $65,808,019.32,
     $93,087.63 and $3,024,747,395.80 for the Balanced, Equity Index,
     Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, International Equity Index and International Growth Portfolios, respectively.

     To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio. No commissions were paid by the Portfolios to any such affiliated broker/dealer during the Trust's three most recent fiscal years.

     The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.

     During the fiscal year ended November 30, 2003, the Bond Portfolio acquired and sold securities of Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citicorp Securities, Inc., with an approximate aggregate market value of $11,162,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $6,562,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $4,906,000; Lehman Brothers, Inc., with an approximate aggregate market value of $6,449,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $10,041,000.

     During the fiscal year ended November 30, 2003, the Core Bond Portfolio acquired and sold securities Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Core Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citicorp Securities, Inc., with an approximate aggregate market value of $4,694,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $906,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $583,000; Lehman Brothers, Inc., with an approximate aggregate market value of $851,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $1,883,000.

     During the fiscal year ended November 30, 2003, the Intermediate Bond Portfolio acquired and sold securities Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citicorp Securities, Inc., with an approximate aggregate market value of $1,702,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $443,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $540,000; Lehman Brothers, Inc., with an approximate aggregate market value of $547,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $772,000.

     During the fiscal year ended November 30, 2003, the Short-Intermediate Bond Portfolio acquired and securities Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns, Inc., with an approximate aggregate market value of $1,013,000; Citicorp Securities, Inc., with an approximate aggregate market value of $4,687,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $1,965,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $1,528,000; Lehman Brothers, Inc., with an approximate aggregate market value of $2,410,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $1,928,000.

     During the fiscal year ended November 30, 2003, the International Bond Portfolio acquired and sold securities of Citigroup, Inc. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the International Bond Portfolio did not own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the U.S. Government Securities Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the U.S. Treasury Index Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the International Growth Portfolio acquired and sold securities of Credit Suisse First Boston Corp. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Credit Suisse First Boston Corp., with an approximate aggregate market value of $1,075,000.

     During the fiscal year ended November 30, 2003, the International Equity Index Portfolio acquired and sold securities of Citigroup, Inc. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Credit Suisse First Boston Corp. with an approximate aggregate market value of $336,000 and UBS-Warburg with an approximate aggregate market value of $648,000.

     During the fiscal year ended November 30, 2003, the Small Company Growth Portfolio acquired and sold securities of Citigroup, Inc., Credit Suisse First Boston Corp. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Small Company Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, Small Company Index Portfolio acquired and sold securities of Citigroup, Inc., Credit Suisse First Boston Corp. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Small Company Index Portfolio did not own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the Mid Cap Growth Portfolio acquired and sold securities of Citigroup, Inc., Credit Suisse First Boston Corp. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Mid Cap Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the Focused Growth Portfolio acquired and sold securities of Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Merrill Lynch & Co., Inc. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Focused Growth Portfolio did not own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the Diversified Growth Portfolio acquired and sold of Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Citicorp Securities, Inc., with an approximate aggregate market value of $1,932,000; Goldman Sachs Group, Inc. with an approximate aggregate market value of $886,000; Lehman Brothers, Inc. with an approximate aggregate market value of $1,078,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $770,000.

     During the fiscal year ended November 30, 2003, the Equity Index Portfolio acquired and sold securities of Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns, Inc. with an approximate aggregate market value of $488,000; Citicorp Securities, Inc., with an approximate aggregate market value of $16,464,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $3,092,000; Lehman Brothers Holdings, Inc., with an approximate aggregate market value of $1,349,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $3,604,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $4,084,000.

     During the fiscal year ended November 30, 2003, the Balanced Portfolio acquired and sold securities of Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Inc., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Citicorp Securities, Inc., with an approximate aggregate market value of $4,313,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $636,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $1,667,000; Lehman Brothers, Inc., with an approximate aggregate market value of $2,046,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $1,107,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $769,000.

     During the fiscal year ended November 30, 2003, the Diversified Asset Portfolio acquired and sold securities of Bear Stearns, Inc., Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Lehman Brothers, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg each a regular broker/dealer. At November 30, 2003, the Diversified Asset Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bear Stearns, Inc. with an approximate aggregate market value of $175,000; Citicorp Securities, Inc., with an approximate aggregate market value of $119,905,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $63,702,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $215,000,000; Lehman Brothers Holdings, Inc., with an approximate aggregate market value of $120,000,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $567,088,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $114,683,000 and UBS-Warburg, with an approximate aggregate market value of $569,285,000.

     During the fiscal year ended November 30, 2003, the Government Portfolio acquired and sold securities of Lehman Brothers, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Lehman Brothers, Inc., with an approximate aggregate market value of $90,179,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $300,000,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $32,490,000 and UBS-Warburg, with an approximate aggregate market value of $48,735,000.

     During the fiscal year ended November 30, 2003, the Government Select Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 2003, the Municipal Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     For the fiscal years ended November 30, 2003, 2002, and 2001, all portfolio transactions for the Fixed Income and Money Market Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Fixed Income and Money Market Portfolios. Purchases by the Fixed Income and Money Market Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.


     The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

     The Advisory Agreement most recently was approved with respect to the Portfolios by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees") on February 13, 2004. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Investment Advisers in connection with the Trustees' consideration of the Advisory Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolios' contractual advisory fee rates; the Portfolios' respective operating expense ratios; and the Investment Advisers' voluntary fee waivers and expense reimbursements for the Portfolios. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios' investment advisory fee structure and the use of fee waivers and breakpoints by other mutual funds; the revenues received by Northern Trust and its affiliates from the Portfolios for their investments advisory services and for other, non-investment advisory services, and their expenses in providing such services; the efficiencies achieved by the Investment Advisers in managing the Portfolios and similar investment products; the brokerage and research services received in connection with the placement of brokerage transactions for the Portfolios; and the Portfolios' asset levels and possible economies of scale. The Trustees also considered the investment performance of the Portfolio; the personnel and resources of the Investment Advisers; the types of services provided to the Portfolios under the Investment Advisory Agreement; and the nature of the Portfolios' institutional investors. The Trustees reviewed at length the information comparing the Portfolios' total expense ratios (after fee waivers and expense reimbursements) to those of other mutual funds as compiled by a third party consultant. After consideration of the Investment Advisers' presentations, the Trustees determined that the Advisory Agreements should be reapproved and continued.

     Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolios until April 30, 2005 and the Custodian Agreement (or, in the case of the International Bond Portfolio, International Equity Index Portfolio and International Growth Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2005 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.

     For the Fixed Income and Equity Portfolios under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, TNTC as Transfer Agent has undertaken to perform some or all of the following services:
(i) establish and maintain an omnibus account in the name of each Institution;
(ii) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (iii) act as the income disbursing agent of the Trust; (iv) answer inquiries from Institutions; (v) provide periodic statements of account to each Institution; (vi) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (vii) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (viii) preserve records; and (ix) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, the Transfer Agent has also undertaken to perform some or all of the following services: (i) establish and maintain separate accounts in the name of the investors; (ii) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (iii) disburse redemption proceeds; (iv) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (v) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (vi) provide periodic statements of account; (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions);
(viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (x) furnish the Trust with all pertinent Blue Sky information; (xi) perform all required tax withholding; (xii) preserve records; and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Equity and Fixed Income Portfolios.

     For the Money Market Portfolios, under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

     As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Money Market Portfolios described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and (ii) 0.02% of the average daily net asset value of the outstanding Premier Shares of the Money Market Portfolios. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Money Market Portfolios.

     Under its Custodian Agreement (and in the case of the International Bond, International Growth and International Equity Index Portfolios, its Foreign Custody Agreement) with the Trust, TNTC (i) holds each Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and
(vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

     As compensation for the services rendered to the Trust by the Custodian with respect to each Portfolio except the International Bond, International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond, International Growth and International Equity Index Portfolios, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond, International Growth and International Equity Index Portfolios, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating.

     The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested U.S. dollar cash balances (if any).


     For the fiscal years or period ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                             ------------------------------------------
                                 2003           2002           2001
-----------------------------------------------------------------------
Balanced                     $    508,486   $    445,675   $    440,570
Bond                            1,616,490      2,040,405      2,482,532
Core Bond /1/                     303,554        278,921        314,103
Diversified Assets             28,861,652     27,167,465     22,364,398
Diversified Growth                385,859        476,664        568,240
Equity Index                      697,294        793,036      1,037,740
Focused Growth                  1,616,903      1,782,168      1,915,217
Government                      7,266,808      7,322,057      6,645,202
Government Select               4,669,774      4,551,657      3,636,314
Intermediate Bond                 111,266        115,587         95,356
International Bond                 89,632        185,284        202,481
-----------------------------------------------------------------------
                                 2003           2002           2001
-----------------------------------------------------------------------
International Equity Index        177,417        203,586        200,294
International Growth              891,284      1,055,894      1,060,830
Mid Cap Growth                    212,937        267,228        281,555
Municipal                         616,834        280,496        149,911
Short-Intermediate Bond           457,747        557,893        691,027
Small Company Growth              214,762        293,423        296,250
Small Company Index               195,486        427,371        578,244
Tax-Exempt                      1,841,411      1,982,340      1,649,409
U.S. Government Securities        306,406        285,638        250,695
U.S. Treasury Index                92,028         71,668         62,605
-----------------------------------------------------------------------

/1/  Commenced investment operations on March 29, 2001.

     For the fiscal years or period ended November 30 as indicated, the Investment Adviser waived advisory fees as follows:

                             ------------------------------------------
                                 2003           2002           2001
-----------------------------------------------------------------------
Balanced                     $    101,697   $    154,099   $    264,342
Bond                              969,896      1,826,293      3,475,544
Core Bond /1/                     182,133        260,973        439,744
Diversified Assets                      0              0              0
Diversified Growth                 59,363        124,852        258,291
Equity Index                      697,300      1,107,339      2,075,479
Focused Growth                    215,588        401,765        718,206
Government                              0              0              0
Government Select               4,669,819      5,374,825      5,454,472
Intermediate Bond                  66,760         99,112        133,497
International Bond                 19,207         43,987         57,852
International Equity Index         70,967        125,762        200,294
International Growth              111,411        174,617        265,207
Mid Cap Growth                     26,617         57,537        105,583
Municipal                         616,840        315,335        224,866
Short-Intermediate Bond           274,649        497,433        967,438
Small Company Growth               40,268         74,316        111,094
Small Company Index                97,742        301,333        578,244
Tax-Exempt                   $          0   $          0   $          0
U.S. Government Securities        183,844        241,739        350,974
U.S. Treasury Index                92,028         86,458        104,341
-----------------------------------------------------------------------

/1/  Commenced investment operations on March 29, 2001.

     For the fiscal years or period ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                             ------------------------------------------
                                 2003           2002           2001
-----------------------------------------------------------------------
Balanced                     $     11,277   $     10,102   $     10,146
Bond                               71,783         93,218        127,247
Core Bond /1/                      12,143         11,158         12,564
Diversified Assets                183,007        221,758        199,532
Diversified Growth                  6,470          8,372         10,991
Equity Index                      114,048        138,044        187,294
Focused Growth                     36,137         31,431         33,454
Government                         77,694         81,436         70,775
Government Select                  87,003         63,070         61,703
Intermediate Bond                   4,562          4,680          3,852
International Bond                  1,700          2,661          2,893
-----------------------------------------------------------------------

                             ------------------------------------------
                                 2003           2002           2001
-----------------------------------------------------------------------
International Equity Index          7,197          8,171          8,028
International Growth               11,844         16,348         13,870
Mid Cap Growth                      4,573          4,533          3,990
Municipal                          10,400         18,691         11,814
Short-Intermediate Bond            18,411         22,385         27,690
Small Company Growth                2,739          3,684          3,703
Small Company Index                 9,915         21,466         29,011
Tax-Exempt                         13,210         16,240         17,412
U.S. Government Securities         14,493         13,085         11,344
U.S. Treasury Index                10,572          6,624          5,001
-----------------------------------------------------------------------

/1/  Commenced investment operations on March 29, 2001.

     For the fiscal years or period ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Bond, International Equity Index Portfolio and International Growth Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                             ------------------------------------------
                                 2003           2002           2001
-----------------------------------------------------------------------
Balanced                     $     40,768   $     39,352   $      6,572
Bond                               98,414         58,986         73,257
Core Bond /1/                      45,636         32,822         23,192
Diversified Assets                951,434      1,246,428        489,508
Diversified Growth                 29,408         31,444         14,019
Equity Index                      153,167        171,122        148,960
Focused Growth                     42,983         44,234         33,763
Government                        288,359        351,392        295,166
Government Select                 348,178         61,592        296,132
Intermediate Bond                  37,120         33,244         13,954
International Bond                 47,223         57,581         53,956
International Equity Index         96,454        112,042        116,236
International Growth              131,342        157,774        148,409
Mid Cap Growth                     33,611         32,379         36,834
Municipal                          94,044         46,980         13,233
Short-Intermediate Bond            33,156         43,941         11,210
Small Company Growth               36,026         40,501         62,580
Small Company Index               185,519        273,895        209,892
Tax-Exempt                        104,259         99,963         69,605
U.S. Government Securities         25,899         23,903         13,234
U.S. Treasury Index                23,244         23,641         17,004
-----------------------------------------------------------------------

/1/  Commenced investment operations on March 29, 2001.


     TNTC is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which TNTC is serving as a principal underwriter. In the opinion of TNTC, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

     Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

PROXY VOTING

     The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Portfolios. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolios.

     Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

     A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

     Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Portfolio. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

     Northern Trust may choose not to vote proxies in certain situations or for a Portfolio. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

CO-ADMINISTRATORS AND DISTRIBUTOR

     Prior to January 1, 2001, TNTC and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, acted as Co-Administrators for the Portfolios under a Co-Administration Agreement with the Trust. On January 1, 2001, NTI assumed TNTC's rights and responsibilities under the Co-Administration Agreement. PFPC remained a Co-Administrator. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers;
(x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each of the International Bond, International Equity Index and International Growth Portfolios, and 0.10% of the average daily net assets of each other Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Bond, International Equity Index and International Growth Portfolios' respective average daily net assets and 0.10% of each other Portfolio's average daily net assets.


     For the fiscal years ended November 30, the Co-Administrators received fees under the Co-Administration Agreement in the amount of:
-------------------------------------------------------------------------------
                                           2003          2002          2001
-------------------------------------------------------------------------------
Balanced Portfolio                     $    101,696  $     89,134  $     88,114
Bond Portfolio                              646,591       816,156       993,013
Core Bond Portfolio /1/                     121,421       111,567       125,641
Diversified Assets Portfolio             11,544,629    10,866,980     8,945,759
Diversified Growth Portfolio                 59,362        78,125       103,316
Equity Index Portfolio                      697,294       793,036     1,037,740
Focused Growth Portfolio                    215,585       231,961       239,402
Government Portfolio                      2,906,702     2,928,821     2,658,081
Government Select Portfolio               4,669,774     4,551,657     3,636,314
Intermediate Bond Portfolio                  44,506        46,235        38,142
International Bond Portfolio                 19,207        39,704        43,389
International Equity Index Portfolio        106,451       122,152       120,176
International Growth Portfolio              167,116       197,981       198,906
Mid Cap Growth Portfolio                     26,617        33,403        35,194
Municipal Portfolio                         616,834       280,496       149,911
Short-Intermediate Bond Portfolio           183,097       223,155       276,411
Small Company Growth Portfolio               26,845        36,678        37,031
Small Company Index Portfolio                97,741       213,682       289,121
Tax-Exempt Portfolio                        736,559       792,930       659,764
U.S. Government Securities Portfolio        122,561       114,254       100,278
U.S. Treasury Index Portfolio                61,351        47,778        41,737
-------------------------------------------------------------------------------

/1/  Commenced investment operations on March 29, 2001.

     Additionally, for the fiscal years ended November 30, the Co-Administrators voluntarily waived/reimbursed each Portfolio for its expenses reducing the administration fees in the following amounts for the fiscal year ended November 30:

-------------------------------------------------------------------------------
                                          2003           2002         2001
-------------------------------------------------------------------------------
Balanced Portfolio                     $     77,278  $     72,787  $     88,144
Bond Portfolio                              201,170        83,549       288,654
Core Bond Portfolio /1/                      91,145        91,955       127,090
Diversified Assets Portfolio              1,687,427     2,046,492     1,329,121
Diversified Growth Portfolio                 65,928        66,746        96,529
Equity Index Portfolio                      259,695       198,027       383,891
Focused Growth Portfolio                     80,473        72,353       149,997
Government Portfolio                        572,008       681,919       705,432
Government Select Portfolio                 726,020       513,410       698,166
Intermediate Bond Portfolio                  72,348        67,229       102,222
International Bond Portfolio                 61,207        65,194       103,465
International Equity Index Portfolio         60,993        63,904       116,031
International Growth Portfolio               50,769        62,653        94,979
Mid Cap Growth Portfolio                     75,917        64,379       125,412
Municipal Portfolio                         145,167       110,289       100,397
Short-Intermediate Bond Portfolio            74,341        73,734       123,136
Small Company Growth Portfolio               77,673        77,629       152,279
Small Company Index Portfolio               223,803       302,301       330,693
Tax-Exempt Portfolio                        184,042       174,453       209,930
U.S. Government Securities Portfolio         59,750        58,538        96,719
U.S. Treasury Index Portfolio                57,768        56,192        99,668
-------------------------------------------------------------------------------

/1/  Commenced investment operations on March 29, 2001.


     Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2005, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 120 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 120 days' written notice to the Trust and the other Co-Administrator.

     The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD's, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name

"Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."


SHAREHOLDER SERVICING PLAN FOR FIXED InCOME AND EQUITY PORTFOLIOS
     As stated in the Fixed Income and Equity Portfolios' Prospectuses, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than 0.15% and 0.25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

     For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

-------------------------------------------------------------------------------
                                           2003         2002          2001
-------------------------------------------------------------------------------
Balanced Portfolio
   Class C                             $      1,128  $      1,316  $      1,340
   Class D                                      768           713           947
Bond Portfolio
   Class C                                   11,103        18,751        27,702
   Class D                                      812           613           419
Core Bond Portfolio /1/
   Class C                                      N/A           N/A           N/A
   Class D                                        4             2           N/A
Diversified Growth Portfolio
   Class D                                      951           998         1,176
Equity Index Portfolio
   Class C                                   59,682        86,025        52,649
   Class D                                   15,183        12,711        21,176
Focused Growth Portfolio
   Class C                                   21,049        12,078        14,405
   Class D                                    3,480         1,763         1,553
Intermediate Bond Portfolio
   Class D                                      198           102            66
International Bond Portfolio
   Class D /2/                                  749            25           N/A
International Equity Index Portfolio
   Class D                                      179            49            29
International Growth Portfolio
   Class D /3/                                1,254         5,621         1,088
Mid Cap Growth Portfolio
   Class C /6/                                2,712         1,653           491
   Class D /7/                                  506           360           314
Short-Intermediate Bond Portfolio
   Class D                                      178           118            87
Small Company Growth Portfolio
   Class D /4/                                   91            27           N/A
Small Company Index Portfolio
   Class C /5/                                  N/A           N/A           N/A
   Class D                                      250           170           177
U.S. Government Securities Portfolio
   Class C /8/                                  N/A           N/A           N/A
   Class D                                    3,991         2,961         2,350
U.S. Treasury Index Portfolio
   Class C                                    4,057         2,383         1,134
   Class D                                    3,576           744           261
-------------------------------------------------------------------------------

/1/  Class C and Class D Shares were issued on March 29, 2001.
/2/ Class D Shares were redeemed on September 22, 1999 and reissued on September 5, 2002.
/3/ No shares were outstanding for Class D for the period August 23, 1999 through June 14, 2001
/4/  Class D Shares were issued on June 13, 2002.
/5/ Shares were issued on January 8, 1998. From June 20, 1999 through the date of this Additional Statement, no Class C Shares were held by shareholders.

/6/  Class C Shares were issued on April 4, 2001.
/7/  Class D Shares were issued on January 29, 2001.
/8/ From February 10, 1999 to the date of this Additional Statement, no Class C Shares were held by shareholders.


     Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (i) establishing and maintaining separate account records of Customers or other investors; (ii) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (iii) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (iv) issuing confirmations to Customers or other investors in accordance with applicable law; (v) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (vi) processing dividend payments on behalf of Customers or other investors; (vii) providing information periodically to Customers or other investors showing their positions in shares; (viii) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (ix) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (x) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(xi) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (xii) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (xiii) maintaining appropriate management reporting and statistical information; (xiv) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (xv) developing and monitoring investment programs; and (xvi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

COUNSEL AND AUDITORS

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

     Payment for shares of a Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

THIRD-PARTY FEES AND REQUIREMENTS

     Shares of the Portfolios are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the International Bond, International Equity Index and International Growth Portfolios exchanged within 30 days of purchase. In addition Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

     The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

     Except as set forth above and in this Additional Statement, each Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolios' shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

     The Investment Advisers and PFPC intend to voluntarily reimburse a portion of the Portfolios' expenses and/or reduce their advisory and co-administrative fees from the Portfolios during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Portfolios during the periods for which the reductions and reimbursements are made.

                             PERFORMANCE INFORMATION

MONEY MARKET PORTFOLIOS

     The performance of a class of shares of the Money Market Portfolios may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     From time to time, the Money Market Portfolios may advertise their "yields" and "effective yields," and the Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

     "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

     Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in Service Shares and Premier Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.


     The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 2003 was as follows*:

                               ----------------------------------------------------
                                       Effective   Tax-Equivalent   Tax-Equivalent
                               Yield     Yield         Yield        Effective Yield
-----------------------------------------------------------------------------------
Government Select Portfolio     0.83%       0.83%             N/A               N/A
Government Portfolio            0.75%       0.75%             N/A               N/A
Diversified Assets Portfolio    0.78%       0.78%             N/A               N/A
Tax-Exempt Portfolio            0.78%       0.79%            1.20%             1.22%
Municipal Portfolio             0.90%       0.91%            1.38%             1.40%
-----------------------------------------------------------------------------------

----------
* An income tax rate of 35% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:

                               ----------------------------------------------------
                                       Effective   Tax-Equivalent   Tax-Equivalent
                               Yield     Yield         Yield        Effective Yield
-----------------------------------------------------------------------------------
Government Select Portfolio     0.71%       0.71%             N/A               N/A
Government Portfolio            0.73%       0.73%             N/A               N/A
Diversified Assets Portfolio    0.76%       0.76%             N/A               N/A
Tax-Exempt Portfolio            0.75%       0.76%            1.15%             1.17%
Municipal Portfolio             0.77%       0.78%            1.18%             1.20%
-----------------------------------------------------------------------------------

     The annualized yield of each Portfolio with respect to Service Shares for the seven-day period ended November 30, 2003 was as follows:/*/

                               ----------------------------------------------------
                                       Effective   Tax-Equivalent   Tax-Equivalent
                               Yield     Yield         Yield        Effective Yield
-----------------------------------------------------------------------------------
Government Select Portfolio     0.57%       0.57%             N/A               N/A
Government Portfolio            0.49%       0.49%             N/A               N/A
Diversified Assets Portfolio    0.52%       0.52%             N/A               N/A
Tax-Exempt Portfolio            0.52%       0.53%            0.80%             0.82%
Municipal Portfolio             0.64%       0.65%            0.98%             1.00%
-----------------------------------------------------------------------------------

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:/*/

                               ----------------------------------------------------
                                       Effective   Tax-Equivalent   Tax-Equivalent
                               Yield     Yield         Yield        Effective Yield
-----------------------------------------------------------------------------------
Government Select Portfolio     0.45%       0.45%             N/A               N/A
Government Portfolio            0.47%       0.47%             N/A               N/A
Diversified Assets Portfolio    0.50%       0.50%             N/A               N/A
Tax-Exempt Portfolio            0.49%       0.50%            0.75%             0.77%
Municipal Portfolio             0.51%       0.52%            0.78%             0.80%
-----------------------------------------------------------------------------------

     The annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the seven-day period ended November 30, 2003 was as follows:

                               ----------------------------------------------------
                                       Effective   Tax-Equivalent   Tax-Equivalent
                               Yield     Yield         Yield        Effective Yield
-----------------------------------------------------------------------------------
Government Select Portfolio     0.31%       0.31%             N/A               N/A
Government Portfolio            0.23%       0.23%             N/A               N/A
Diversified Assets Portfolio    0.26%       0.26%             N/A               N/A
-----------------------------------------------------------------------------------

----------

* An income tax rate of 35% was used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Premier Shares (except Premier Shares of the Municipal and Tax-Exempt Portfolios, which were not outstanding during the period) for the same seven-day period would have been as follows:

                               ----------------------------------------------------
                                       Effective   Tax-Equivalent   Tax-Equivalent
                               Yield     Yield         Yield        Effective Yield
-----------------------------------------------------------------------------------
Government Select Portfolio     0.19%       0.19%             N/A               N/A
Government Portfolio            0.21%       0.21%             N/A               N/A
Diversified Assets Portfolio    0.24%       0.24%             N/A               N/A
-----------------------------------------------------------------------------------


     The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

     Each Portfolio may also quote from time to time the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

EQUITY AND FIXED INCOME PORTFOLIOS


     The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, the S&P 500/ /Index, the Russell 1000 Growth Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Russell Midcap Growth Index, the MSCI EAFE/(R)/ Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.


     The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                               P(1 + T)/n/ = ERV

Where:    P =   hypothetical initial payment of $1,000;
          T =   average annual total return;
          n =   period covered by the computation, expressed in terms of years;
                and

          ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year (or other) period at the end of the 1-, 5- or 10-year period (or fractional portion);

     Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Each Portfolio that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                             P(1 + T)/n/ = ATV//D//

Where:    P =        a hypothetical initial payment of $1, 000
          T =        average annual total return (after taxes on distributions)
          n =        number of years
          ATV//D// = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

     Each Portfolio that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                               P(1+T)/n/= ATV//DR//

Where:    P =         a hypothetical initial payment of $1,000
          T =         average annual total return (after taxes on distributions
                      and redemption)
          n =         number of years
          ATV//DR// = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion), after taxes on distributions and redemption.

     Average annual total return (after taxes) on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)]-1

     The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the 0.50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

     The calculations set forth below are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (ii) all recurring fees charged to all shareholder accounts are included, and (iii) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

     The average annual total returns, aggregate total returns, average annual total returns-after taxes on distributions and average annual total returns-after taxes on distributions and redemptions shown below for the Bond, Diversified Growth, Equity Index, Short-Intermediate Bond, Small Company Index International Growth and U.S.

     Treasury Index Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern Trust for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions, and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

     The average annual total returns, average annual total returns-after taxes on distributions, average annual total returns-after taxes on distributions and redemptions and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without fee waivers and expense reimbursements by the Portfolios' current and former administrators and investment advisers.

EQUITY PORTFOLIOS

                                                  For Periods Ended November 30, 2003
                                 Average Annual Total Returns (%)            Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Diversified Growth/1/
Class A
   with fee waivers and
   expense reimbursements     15.58     (0.28)      8.18          --    15.58     (1.38)    119.62          --
   without fee waivers and
   expense reimbursements     15.37     (0.56)      7.85          --    15.37     (2.78)    116.28          --
Class D
   with fee waivers and
   expense reimbursements     15.07     (0.67)      7.81          --    15.07     (3.29)    112.17          --
   without fee waivers and
   expense reimbursements     14.86     (0.95)      7.48          --    14.86     (4.69)    108.83          --
Focused Growth/2/
Class A
   with fee waivers and
   expense reimbursements      9.45     (1.06)      7.81          --     9.45     (5.19)    112.10          --
   without fee waivers and
   expense reimbursements      9.31     (1.34)      7.42          --     9.31     (6.59)    108.19          --
Class C
   with fee waivers and
   expense reimbursements      9.30     (1.28)      7.63          --     9.30     (6.24)    108.52          --
   without fee waivers and
   expense reimbursements      9.16     (1.56)      7.24          --     9.16     (7.64)    104.61          --
Class D
   with fee waivers and
   expense reimbursements      9.11     (1.42)      7.45          --     9.11     (6.89)    105.09          --
   without fee waivers and
   expense reimbursements      8.97     (1.70)      7.06          --     8.97     (8.29)    101.18          --




                                                  For Periods Ended November 30, 2003
                                                                         Average Annual Total Returns-After
                                Average Annual Total Returns-After           Taxes on Distributions and
                                     Taxes on Distributions                           Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Diversified Growth/1/
Class A
   with fee waivers and
   expense reimbursements     15.32     (3.74)      5.42          --    10.08     (0.93)      6.30          --
   without fee waivers and
   expense reimbursements     15.11     (4.02)      5.09          --     9.87     (1.21)      5.97          --
Class D
   with fee waivers and
   expense reimbursements     14.98     (4.08)      5.09          --     9.78     (1.18)      6.02          --
   without fee waivers and
   expense reimbursements     14.77     (4.36)      4.76          --     9.57     (1.46)      5.69          --
Focused Growth/2/
Class A
   with fee waivers and
   expense reimbursements      9.45     (2.41)      5.99          --     6.15     (1.05)      6.15          --
   without fee waivers and
   expense reimbursements      9.31     (2.69)      5.60          --     6.01     (1.33)      5.76          --
Class C
   with fee waivers and
   expense reimbursements      9.30     (2.64)      5.82          --     6.04     (1.23)      6.00          --
   without fee waivers and
   expense reimbursements      9.16     (2.92)      5.43          --     5.90     (1.51)      5.61          --
Class D
   with fee waivers and
   expense reimbursements      9.11     (2.80)      5.63          --     5.92     (1.34)      5.84          --
   without fee waivers and
   expense reimbursements      8.97     (3.08)      5.24          --     5.78     (1.62)      5.45          --

                                                  For Periods Ended November 30, 2003
                                 Average Annual Total Returns (%)            Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Equity Index/3/
Class A
   with fee waivers and
   expense reimbursements     14.78     (0.69)     10.36          --    14.78     (3.42)    167.90          --
   without fee waivers and
   expense reimbursements     14.64     (0.89)     10.11          --    14.64     (4.43)    165.44          --
Class C
   with fee waivers and
   expense reimbursements     14.56     (0.92)     10.15          --    14.56     (4.53)    162.94          --
   without fee waivers and
   expense reimbursements     14.42     (1.12)      9.90          --    14.42     (5.54)    160.48          --
Class D
   with fee waivers and
   expense reimbursements     14.37     (1.03)     10.02          --    14.37     (5.05)    159.88          --
   without fee waivers and
   expense reimbursements     14.23     (1.23)      9.77          --    14.23     (6.06)    157.42          --



                                                  For Periods Ended November 30, 2003
                                                                          Average Annual Total Returns-After
                                Average Annual Total Returns-After            Taxes on Distributions and
                                     Taxes on Distributions                           Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Equity Index/3/
Class A
   with fee waivers and
   expense reimbursements     13.92     (2.68)      8.33          --    10.08     (1.07)      8.35          --
   without fee waivers and
   expense reimbursements     13.78     (2.88)      8.08          --     9.94     (1.27)      8.10          --
Class C
   with fee waivers and
   expense reimbursements     13.75     (2.83)      7.45          --     9.90     (1.21)      7.48          --
   without fee waivers and
   expense reimbursements     13.61     (3.03)      7.20          --     9.76     (1.41)      7.23          --
Class D
   with fee waivers and
   expense reimbursements     13.58     (2.89)      8.10          --     9.76     (1.27)      8.12          --
   without fee waivers and
   expense reimbursements     13.44     (3.09)      7.85          --     9.62     (1.47)      7.87          --

                                                   For Periods Ended November 30, 2003

                                 Average Annual Total Returns (%)           Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Small Company Index/4/
Class A
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            35.36      7.56       9.17          --    35.36     43.96     140.35          --
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            36.11      7.68       9.22          --    36.11     44.74     141.62          --
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            35.03      7.21       8.77          --    35.03     42.21     136.32          --
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            35.78      7.33       8.82          --    35.78     42.99     137.59          --
Class C/8/
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)




                                                   For Periods Ended November 30, 2003
                              Average Annual Returns-After Taxes on      Average Annual Total Returns-After
                                           Distributions               Taxes on Distributions and Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Small Company Index/4/
Class A
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            34.79      4.94       6.63          --    22.84      5.03       6.52          --
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            35.53      5.05       6.68          --    23.32      5.13       6.57          --
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            34.46      4.59       6.23          --    22.51      4.68       6.12          --
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            35.20      4.70       6.28          --    22.99      4.78       6.17          --
Class C/8/
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee                      See footnote 8                            See footnote 8
                                           (Page 71)                                 (Page 71)

                                                   For Periods Ended November 30, 2003
                                 Average Annual Total Returns (%)           Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            34.79      6.99       8.77          --    34.79     40.20     131.78          --
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            35.40      7.11       8.83          --    35.40     40.96     133.00          --
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            34.46      6.64       8.37          --    34.46     38.45     127.75          --
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            35.07      6.76       8.43          --    35.07     39.21     128.97          --




                                                   For Periods Ended November 30, 2003
                              Average Annual Returns-After Taxes on      Average Annual Total Returns-After
                                          Distributions                Taxes on Distributions and Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            34.37      4.53       6.33          --    22.51      4.65       6.24          --
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            34.98      4.64       6.38          --    22.90      4.75       6.29          --
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            34.04      4.18       5.93          --    22.18      4.30       5.84          --
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            34.65      4.29       5.98          --    22.57      4.40       5.89          --

                                                    For Periods Ended November 30, 2003
                                Average Annual Total Returns (%)             Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
International Growth/5/
Class A
   with fee waivers and
   expense reimbursements     24.05      0.78       5.01          --    24.05      3.97      63.05          --
   without fee waivers and
   expense reimbursements     23.90      0.56       4.70          --    23.90      2.85      59.95          --
Class D
   with fee waivers and
   expense reimbursements     23.54      0.77       4.83          --    23.54      3.93      60.28          --
   without fee waivers and
   expense reimbursements     23.39      0.55       4.52          --    23.39      2.81      57.18          --
Balanced/6/
Class A
   with fee waivers and
   expense reimbursements     11.69      3.34       7.76          --    11.69     17.85     111.16          --
   without fee waivers and
   expense reimbursements     11.51      3.01       7.28          --    11.51     16.18     106.41          --
Class C
   with fee waivers and
   expense reimbursements     11.54      3.13       7.57          --    11.54     16.66     107.45          --
   without fee waivers and
   expense reimbursements     11.36      2.80       7.09          --    11.36     14.99     102.70          --
Class D
   with fee waivers and
   expense reimbursements     11.24      2.94       7.44          --    11.24     15.61     104.86          --
   without fee waivers and
   expense reimbursements     11.06      2.61       6.96          --    11.06     13.94     100.11          --




                                                    For Periods Ended November 30, 2003
                                                                         Average Annual Total Returns-After
                               Average Annual Returns-After Taxes            Taxes on Distributions and
                                        on Distributions                             Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
International Growth/5/
Class A
   with fee waivers and
   expense reimbursements     23.61     (1.93)      2.96          --    15.53     (0.57)      3.28          --
   without fee waivers and
   expense reimbursements     23.46     (2.15)      2.65          --    15.38     (0.79)      2.97          --
Class D
   with fee waivers and
   expense reimbursements     23.46     (1.83)      2.85          --    15.28     (0.50)      3.17          --
   without fee waivers and
   expense reimbursements     23.31     (2.05)      2.54          --    15.13     (0.72)      2.86          --
Balanced/6/
Class A
   with fee waivers and
   expense reimbursements     11.21      1.20       5.88          --     7.72      1.92       5.80          --
   without fee waivers and
   expense reimbursements     11.03      0.87       5.40          --     7.54      1.59       5.32          --
Class C
   with fee waivers and
   expense reimbursements     11.12      1.09       5.76          --     7.61      1.81       5.68          --
   without fee waivers and
   expense reimbursements     10.94      0.76       5.28          --     7.43      1.48       5.20          --
Class D
   with fee waivers and
   expense reimbursements     10.87      0.94       5.65          --     7.40      1.67       5.58          --
   without fee waivers and
   expense reimbursements     10.69      0.61       5.17          --     7.22      1.34       5.10          --

                                                    For Periods Ended November 30, 2003
                                Average Annual Total Returns (%)             Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
International Equity
 Index/7/
Class A
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            22.96     (1.19)        --        2.09    22.96     (5.81)        --       14.75
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            24.22     (0.99)        --        2.24    24.22     (4.87)        --       15.89
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            22.77     (1.50)        --        1.72    22.77     (7.37)        --       12.31
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            24.03     (1.30)        --        1.87    24.03     (6.43)        --       13.45
Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            21.71     (1.88)        --        1.53    21.71     (9.07)        --       10.68
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            22.98     (1.69)        --        1.69    22.98     (8.16)        --       11.79
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            21.52     (2.19)        --        1.16    21.52    (10.63)        --        8.24
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            22.79     (2.00)        --        1.32    22.79     (9.72)        --        9.35




                                                    For Periods Ended November 30, 2003
                                                                         Average Annual Total Returns-After
                               Average Annual Returns-After Taxes            Taxes on Distributions and
                                        on Distributions                             Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
International Equity
 Index/7/
Class A
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            22.11     (2.16)        --        1.24    14.73     (1.38)        --        1.43
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            23.37     (1.96)        --        1.39    15.55     (1.22)        --        1.56
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            21.92     (2.47)        --        0.87    14.54     (1.69)        --        1.06
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            23.18     (2.27)        --        1.02    15.36     (1.53)        --        1.19
Class D
   with fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            20.91     (2.75)        --        0.76    13.94     (1.89)        --        1.01
   with fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            22.18     (2.55)        --        0.92    14.76     (1.73)        --        1.14
   without fee waivers and
   expense reimbursements
   and portfolio
   transaction fee            20.72     (3.06)        --        0.39    13.75     (2.20)        --        0.64
   without fee waivers and
   expense reimbursements
   but without portfolio
   transaction fee            21.99     (2.86)        --        0.55    14.57     (2.04)        --        0.77

                                                    For Periods Ended November 30, 2003
                                Average Annual Total Returns (%)             Aggregate Total Returns (%)
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Small Company Growth/9/
Class A
   with fee waivers and
   expense reimbursements     31.99        --         --       (4.93)   31.99        --         --      (18.30)
   without fee waivers and
   expense reimbursements     31.55        --         --       (5.59)   31.55        --         --      (20.94)
Class C
   with fee waivers and
   expense reimbursements               See footnote 9                            See footnote 9
                                           (Page 71)                                 (Page 71)
   without fee waivers and
   expense reimbursements               See footnote 9                            See footnote 9
                                           (Page 71)                                 (Page 71)
Class D
   with fee waivers and
   expense reimbursements     31.44        --         --       (5.10)   31.44        --         --      (18.90)
   without fee waivers and
   expense reimbursements     31.00        --         --       (5.76)   31.00        --         --      (21.54)
Mid Cap Growth/10/
Class A
   with fee waivers and
   expense reimbursements     25.44        --         --       (0.10)   25.44        --         --       (0.40)
   without fee waivers and
   expense reimbursements     25.05        --         --       (0.75)   25.05        --         --       (2.95)
Class C
   with fee waivers and
   expense reimbursements     25.32        --         --       (0.26)   25.32        --         --       (1.00)
   without fee waivers and
   expense reimbursements     24.93        --         --       (0.91)   24.93        --         --       (3.55)
Class D
   with fee waivers and
   expense reimbursements     25.00        --         --       (0.39)   25.00        --         --       (1.50)
   without fee waivers and
   expense reimbursements     24.61        --         --       (1.04)   24.61        --         --       (4.05)




                                                    For Periods Ended November 30, 2003
                                                                         Average Annual Total Returns-After
                               Average Annual Returns-After Taxes            Taxes on Distributions and
                                        on Distributions                             Redemptions
                             ---------------------------------------   ---------------------------------------
                                                             Since                                     Since
                             1 Year   5 Years   10 Years   Inception   1 Year   5 Years   10 Years   Inception
                             ------   -------   --------   ---------   ------   -------   --------   ---------
Small Company Growth/9/
Class A
   with fee waivers and
   expense reimbursements     31.99        --         --       (4.93)   20.79        --         --       (4.14)
   without fee waivers and
   expense reimbursements     31.55        --         --       (5.59)   20.35        --         --       (4.80)
Class C
   with fee waivers and
   expense reimbursements               See footnote 9                            See footnote 9
                                           (Page 71)                                 (Page 71)
   without fee waivers and
   expense reimbursements               See footnote 9                            See footnote 9
                                           (Page 71)                                 (Page 71)
Class D
   with fee waivers and
   expense reimbursements     31.44        --         --       (5.10)   20.44        --         --       (4.28)
   without fee waivers and
   expense reimbursements     31.00        --         --       (5.76)   20.00        --         --       (4.94)
Mid Cap Growth/10/
Class A
   with fee waivers and
   expense reimbursements     25.44        --         --       (0.10)   16.54        --         --       (0.09)
   without fee waivers and
   expense reimbursements     25.05        --         --       (0.75)   16.15        --         --       (0.74)
Class C
   with fee waivers and
   expense reimbursements     25.32        --         --       (0.26)   16.46        --         --       (0.22)
   without fee waivers and
   expense reimbursements     24.93        --         --       (0.91)   16.07        --         --       (0.87)
Class D
   with fee waivers and
   expense reimbursements     25.00        --         --       (0.39)   16.25        --         --       (0.33)
   without fee waivers and
   expense reimbursements     24.61        --         --       (1.04)   15.86        --         --       (0.98)

                                    FOOTNOTES
                                    ---------


1. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.


2. For Class C and D Shares of the Focused Growth Portfolio, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.


3. For Class C and D Shares, performance information from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.



4. For Class D Shares, performance information from January 11, 1993 to December 8, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund was managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.


5. For Class A and D Shares of the International Growth Portfolio, performance data prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from March 28, 1994 to November 16, 1994 (commencement of Class D Shares) and from August 23, 1999 to June 14, 2001 is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

6. For Class C and D Shares of the Balanced Portfolio, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

7. For Class D Shares of the International Equity Index Portfolio, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

8. From June 30, 1999 to the date of the Additional Statement, no Class C Shares of the Small Company Index Portfolio were held by shareholders. Class C Shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A Shares of the Small Company Index Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

9. As of the date of the Additional Statement, Class C Shares of the Small Company Growth Portfolio had not yet been issued. The inception date of the Small Company Growth Portfolio was December 1, 1999. For Class D Shares, performance information from December 1, 1999 to June 13, 2002 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

10. For Class C and D Shares of the Mid Cap Growth Portfolio, performance from December 31, 1999 to April 4, 2001 (commencement of Class C Shares) and January 29, 2001 (commencement of Class D Shares) respectively, is that of Class A Shares. Class A Shares commenced operations on December 31, 1999. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39% respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

FIXED INCOME PORTFOLIOS

                                               For Periods Ended November 30, 2003
                              Average Annual Total Returns (%)         Aggregate Total Returns (%)
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
Core Bond
Class A
   with fee waivers and
   expense reimbursements     5.04       --        --       5.70    5.04       --        --      15.98
   without fee waivers and
   expense reimbursements     4.81       --        --       5.33    4.81       --        --      14.98
Class C
   with fee waivers and
   expense reimbursements     4.76       --        --       5.57    4.76       --        --      15.59
   without fee waivers and
   expense reimbursements     4.53       --        --       5.20    4.53       --        --      14.59
Class D
   with fee waivers and
   expense reimbursements     4.80       --        --       5.59    4.80       --        --      15.67
   without fee waivers and
   expense reimbursements     4.57       --        --       5.22    4.57       --        --      14.67
Bond/1/
Class A
   with fee waivers and
   expense reimbursements     6.45     5.48      6.73         --    6.45    30.56     91.86         --
   without fee waivers and
   expense reimbursements     6.27     5.17      6.35         --    6.27    29.01     88.04         --
Class C
   with fee waivers and
   expense reimbursements     6.24     5.24      6.52         --    6.24    29.08     88.10         --
   without fee waivers and
   expense reimbursements     6.06     4.93      6.14         --    6.06    27.53     84.28         --
Class D
   with fee waivers and
   expense reimbursements     6.00     5.02      6.32         --    6.00    27.73     84.62         --
   without fee waivers and
   expense reimbursements     5.82     4.71      5.94         --    5.82    26.18     80.80         --




                                               For Periods Ended November 30, 2003
                                                                   Average Annual Total Returns-After
                             Average Annual Total Returns-After        Taxes on Distributions and
                                   Taxes on Distributions                     Redemptions
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
Core Bond
Class A
   with fee waivers and
   expense reimbursements     3.68       --        --       3.56    3.26       --        --       3.54
   without fee waivers and
   expense reimbursements     3.45       --        --       3.19    3.03       --        --       3.17
Class C
   with fee waivers and
   expense reimbursements     3.42       --        --       3.45    3.08       --        --       3.44
   without fee waivers and
   expense reimbursements     3.19       --        --       3.08    2.85       --        --       3.07
Class D
   with fee waivers and
   expense reimbursements     3.55       --        --       3.52    3.10       --        --       3.49
   without fee waivers and
   expense reimbursements     3.32       --        --       3.15    2.87       --        --       3.12
Bond/1/
Class A
   with fee waivers and
   expense reimbursements     4.74     2.85      3.99         --    4.16     3.03      4.02         --
   without fee waivers and
   expense reimbursements     4.56     2.54      3.61         --    3.98     2.72      3.64         --
Class C
   with fee waivers and
   expense reimbursements     4.63     2.71      3.87         --    4.03     2.89      3.89         --
   without fee waivers and
   expense reimbursements     4.45     2.40      3.49         --    3.85     2.58      3.51         --
Class D
   with fee waivers and
   expense reimbursements     4.44     2.57      3.74         --    3.87     2.75      3.77         --
   without fee waivers and
   expense reimbursements     4.26     2.26      3.36         --    3.69     2.44      3.39         --

                                               For Periods Ended November 30, 2003
                              Average Annual Total Returns (%)         Aggregate Total Returns (%)
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
Intermediate Bond/2/
Class A
   with fee waivers and
   expense reimbursements     5.40     5.69        --       5.87    5.40    31.90        --      43.52
   without fee waivers and
   expense reimbursements     5.09     5.23        --       5.29    5.09    29.60        --      39.85
Class D
   with fee waivers and
   expense reimbursements     4.95     5.30        --       5.53    4.95    29.47        --      40.64
   without fee waivers and
   expense reimbursements     4.64     4.84        --       4.95    4.64    27.17        --      36.97
Short-Intermediate Bond/3/
Class A
   with fee waivers and
   expense reimbursements     4.01     5.14      5.70         --    4.01    28.49     74.00         --
   without fee waivers and
   expense reimbursements     3.82     4.81      5.28         --    3.82    26.84     69.84         --
Class D
   with fee waivers and
   expense reimbursements     3.61     4.73      5.32         --    3.61    26.01     67.85         --
   without fee waivers and
   expense reimbursements     3.42     4.40      4.90         --    3.42    24.36     63.69         --




                                               For Periods Ended November 30, 2003
                                                                   Average Annual Total Returns-After
                             Average Annual Total Returns-After        Taxes on Distributions and
                                 Taxes on Distributions(%)                    Redemptions(%)
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
Intermediate Bond/2/
Class A
   with fee waivers and
   expense reimbursements     4.17     3.60        --       3.71    3.50     3.53        --       3.64
   without fee waivers and
   expense reimbursements     3.86     3.14        --       3.13    3.19     3.07        --       3.06
Class D
   with fee waivers and
   expense reimbursements     3.86     3.37        --       3.51    3.21     3.29        --       3.44
   without fee waivers and
   expense reimbursements     3.55     2.91        --       2.93    2.90     2.83        --       2.86
Short-Intermediate Bond/3/
Class A
   with fee waivers and
   expense reimbursements     2.94     2.64      3.13         --    2.59     2.80      3.23         --
   without fee waivers and
   expense reimbursements     2.75     2.31      2.71         --    2.40     2.47      2.81         --
Class D
   with fee waivers and
   expense reimbursements     2.68     2.39      2.89         --    2.33     2.56      2.99         --
   without fee waivers and
   expense reimbursements     2.49     2.06      2.47         --   2.14      2.23      2.57         --

                                                For Periods Ended November 30, 2003
                              Average Annual Total Returns (%)         Aggregate Total Returns (%)
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
U.S. Treasury Index/4/
Class A
   with fee waivers and
   expense reimbursements     3.78     5.73      6.41         --    3.78    32.15     86.15         --
   without fee waivers and
   expense reimbursements     3.54     5.31      5.90         --    3.54    30.03     81.02         --
Class C
   with fee waivers and
   expense reimbursements     3.58     5.59      6.27         --    3.58    31.29     83.71         --
   without fee waivers and
   expense reimbursements     3.34     5.17      5.76         --    3.34    29.17     78.58         --
Class D
   with fee waivers and
   expense reimbursements     3.42     5.34      6.05         --    3.42    29.69     79.95         --
   without fee waivers and
   expense reimbursements     3.18     4.92      5.54         --    3.18    27.57     74.82         --




                                                For Periods Ended November 30, 2003
                                                                              Average Annual
                             Average Annual Total Returns-After         Total Returns-After Taxes
                                   Taxes on Distributions           on Distributions and Redemptions
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
U.S. Treasury Index/4/
Class A
   with fee waivers and
   expense reimbursements     2.25     5.29      6.11         --    2.89     5.30      6.06         --
   without fee waivers and
   expense reimbursements     2.01     4.87      5.60         --    2.65     4.88      5.55         --
Class C
   with fee waivers and
   expense reimbursements     2.13     5.17      5.98         --    2.75     5.16      5.93         --
   without fee waivers and
    expense reimbursements    1.89     4.75      5.47         --    2.51     4.74      5.42         --
Class D
   with fee waivers and
   expense reimbursements     2.01     4.92      5.77         --    2.65     4.93      5.72         --
   without fee waivers and
   expense reimbursements     1.77     4.50      5.26         --    2.41     4.51      5.21         --

                                                For Periods Ended November 30, 2003
                              Average Annual Total Returns (%)        Aggregate Total Returns (%)
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
U.S. Government
Securities/5/
Class A
   with fee waivers and
   expense reimbursements     2.92     5.64      5.69         --    2.92    31.54     73.87         --
   without fee waivers and
   expense reimbursements     2.72     5.29      5.21         --    2.72    29.77     69.04         --
Class C/6/
   with fee waivers and                See Footnote 6                       See Footnote 6
   expense reimbursements                 (Page 77)                           (Page 77)
   without fee waivers and             See Footnote 6                       See Footnote 6
   expense reimbursements                 (Page 77)                           (Page 77)
Class D
   with fee waivers and
   expense reimbursements     2.48     5.22      5.30         --    2.48    28.97     67.55         --
   without fee waivers and
   expense reimbursements     2.28     4.87      4.82         --    2.28    27.20     62.72         --




                                               For Periods Ended November 30, 2003
                                                                             Average Annual
                             Average Annual Total Returns-After         Total Returns-After Taxes
                                  Taxes on Distributions           on Distributions and Redemptions
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
U.S. Government
Securities/5/
Class A
   with fee waivers and
   expense reimbursements     1.32     3.48      3.50         --    1.92     3.48      3.48         --
   without fee waivers and
   expense reimbursements     1.12     3.13      3.02         --    1.72     3.13      3.00         --
Class C/6/
   with fee waivers and                See Footnote 6                       See Footnote 6
   expense reimbursements                (Page 77)                            (Page 77)
   without fee waivers and             See Footnote 6                       See Footnote 6
   expense reimbursements                (Page 77)                            (Page 77)
Class D
   with fee waivers and
   expense reimbursements     1.01     3.22      3.25         --    1.64     3.22      3.24         --
   without fee waivers and
   expense reimbursements     0.81     2.87      2.77         --    1.44     2.87      2.76         --

                                               For Periods Ended November 30, 2003
                              Average Annual Total Returns (%)          Aggregate Total Returns (%)
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
International Bond
Class A
   with fee waivers and
   expense reimbursements    18.32     3.57        --       5.89   18.32    19.17        --      73.99
   without fee waivers and
   expense reimbursements    17.69     3.04        --       5.35   17.69    16.51        --      68.72
Class D/7/
   with fee waivers and
   expense reimbursements    17.48     3.40        --       5.80   17.48    18.21        --      72.59
   Without fee waivers and
   Expense reimbursements    16.85     2.87        --       5.26   16.85    15.55        --      67.32




                                               For Periods Ended November 30, 2003
                                                                   Average Annual Total Returns-After
                             Average Annual Total Returns-After        Taxes on Distributions and
                                   Taxes on Distributions                     Redemptions
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
International Bond
Class A
   with fee waivers and
   expense reimbursements    13.82     2.00        --       3.76   11.15     2.04        --       3.68
   without fee waivers and
   expense reimbursements    13.19     1.47        --       3.22   10.52     1.51        --       3.14
Class D/7/
   with fee waivers and
   expense reimbursements    13.02     1.84        --       3.67   10.62     1.90        --       3.61
   Without fee waivers and
   Expense reimbursements    12.39     1.31        --       3.13    9.99     1.37        --       3.07

                                    FOOTNOTES
                                    ---------

1. For Class C and D Shares, performance information from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.


2. For Class D Shares of the Intermediate Bond Portfolio, performance information from August 1, 1997 to October 2, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.


3. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are 0.39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.



4. For Class C and D Shares, performance information from January 11, 1993 to October 6, 1998 (commencement of Class C Shares) and November 16, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and D Shares are 0.24% and 0.39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.


5. For Class D Shares of the U.S. Government Securities Portfolio, performance information prior to September 15, 1994 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class D Shares are 0.39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. From February 10, 1999 to the date of the Prospectus, no Class C Shares of the U.S. Government Securities Portfolio were held by shareholders. Class C Shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A Shares of the U.S. Government Securities Portfolio because Shares of both Class A and C are invested in the same portfolio of securities. The annual returns of Class A and C Shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

7. Class D Shares of the International Bond Portfolio were issued on November 20, 1995 and were redeemed on August 22, 1999. Class D Shares were reissued on September 5, 2002. Performance information from August 23, 1999 to September 4, 2002 is that of Class A Shares. Because the fees and expenses of Class D Shares are higher than those of Class A Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

     The yield of a class of shares in the Balanced, Bond, Core Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities and U.S. Treasury Index Portfolios is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Portfolios calculate their 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                        Yield = 2[{(a-b/cd) + 1}/6/ - 1]

Where:    a = dividends and interest earned during the period;

          b = expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d = net asset value per share on the last day of the period.

For the 30-day period ended November 30, 2003, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:


----------------------------------------------------
                                        30-Day Yield
----------------------------------------------------
Balanced Portfolio
   Class A                                      1.23%
   Class C                                      0.95%
   Class D                                      0.84%
Bond Portfolio
   Class A                                      4.52%
   Class C                                      4.28%
   Class D                                      4.13%
Core Bond Portfolio
   Class A                                      3.82%
   Class C                                      3.48%
   Class D                                      3.48%
Intermediate Bond Portfolio
   Class A                                      3.35%
   Class D                                      2.96%
International Bond Portfolio
   Class A                                      1.97%
   Class D                                      1.42%
Short-Intermediate Bond Portfolio
   Class A                                      2.68%
   Class D                                      2.30%
U.S. Government Securities Portfolio
   Class A                                      2.23%
   Class D                                      1.85%
U.S. Treasury Index Portfolio
   Class A                                      3.15%
   Class C                                      2.91%
   Class D                                      2.77%
----------------------------------------------------

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Additional Trust Information - Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:


----------------------------------------------------
                                        30-Day Yield
----------------------------------------------------
Balanced Portfolio
   Class A                                      0.98%
   Class C                                      0.70%
   Class D                                      0.59%
Bond Portfolio
   Class A                                      4.29%
   Class C                                      4.05%
   Class D                                      3.90%
Core Bond Portfolio
   Class A                                      3.50%
   Class C                                      3.16%
   Class D                                      3.16%
Intermediate Bond Portfolio
   Class A                                      2.99%
   Class D                                      2.60%
International Bond Portfolio
   Class A                                      1.56%
   Class D                                      1.01%
Short-Intermediate Bond Portfolio
   Class A                                      2.42%
   Class D                                      2.04%
U.S. Government Securities Portfolio
   Class A                                      1.97%
   Class D                                      1.59%
U.S. Treasury Index Portfolio
   Class A                                      2.85%
   Class C                                      2.61%
   Class D                                      2.47%
----------------------------------------------------


     Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

     The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                NET ASSET VALUE

     As stated in the Prospectuses, the Money Market Portfolios seek to maintain a net asset value of $1.00 per share and, in this connection, values their instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

     Rule 2a-7 requires that the Money Market Portfolios limit their investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that the Money Market Portfolios maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

     With respect to the Equity and Fixed Income Portfolios, equity securities traded on U.S. securities exchanges or quoted in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such evaluated prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at net asset value. Spot and forward currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates market value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investment.


     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Portfolio's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

                                      TAXES


     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

     Each Portfolio intends to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these requirements.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Portfolio's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     For federal income tax purposes, each portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


     As of November 30, 2003, the following Portfolios had capital loss carry forwards approximating the amount (in thousands) indicated for federal tax purposes, expiring in the year indicated:

----------------------------------------------------------------------
                             Expiring   Expiring   Expiring   Expiring
        Portfolio:           November   November   November   November
                             30, 2008   30, 2009   30, 2010   30, 2011
----------------------------------------------------------------------
Balanced                     $     --   $  1,467   $  2,286   $    957
Bond                               --         --     17,797         --
Core Bond                          --         --        316         --
Diversified Growth                 --      3,110        919      2,421
Focused Growth                     --     48,238     36,803         --
Government Select                  --         --         --         36
Intermediate Bond               1,186         --         --         --
International Bond                 --         --        528         --
International Equity Index         --         --     11,608         --
International Growth               --     45,530     24,623         --
Mid Cap Growth                     --      9,068      4,316         --
Municipal                          --         --          1         --
Short-Intermediate Bond        10,005         --      2,589         --
Small Company Growth              309     19,157      6,855         --
Small Company Index                --      6,780     32,262     13,094
----------------------------------------------------------------------


     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

STATE AND LOCAL TAXES


     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

     Investors in either of the Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

     As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with federally tax-exempt interest income. Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt and Municipal Portfolios to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

     The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

     Income from the Tax-Exempt and Municipal Portfolios may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.


FOREIGN INVESTORS

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

                            DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's twenty-three existing series, which represent interests in the Trust's twenty-three respective portfolios, twenty-one of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's Equity and Fixed Income Portfolios: Class A, C and D Shares as well as an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's money market portfolios:
Shares, Service Shares and Premier Shares.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of March 1, 2004, substantially all of the Portfolios' outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of March 1, 2004:


                                                 Number of Shares   % of Fund
                                                 ----------------------------
Balanced Portfolio- Class A
   Northern Trust TIP Balanced-DV                    2,318,482.13        20.4%
   Sealed Air Corp. - Cash Account                   2,283,619.22        20.1%
   Blommer RET SAV-Northern Balanced PORT            1,773,457.35        15.6%
   Energizer Charitable Trust                          658,792.04         5.8%
   LUMC-Northern Balanced Fund                         645,230.92         5.7%
   Trimas - Northern Balanced Fund                     580,507.92         5.1%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
Balanced Portfolio- Class C
   Ameron 401(k) - NIF Balanced-DV                     343,138.41        83.6%
   Kitch - Balanced-DV                                  67,293.06        16.4%
Balanced Portfolio- Class D
   Circle Trust Company CUST                            18,662.32        55.3%
   Marine Bank, Springfield                              5,442.63        16.1%
   Downers Grove National Bank                           4,416.18        13.1%
   Heartland Bank & Trust                                3,844.15        11.4%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
Bond Portfolio- Class A
   Northern Trust as Trustee for PWC Group
    Investment Savings Plan                          3,783,042.78        13.0%
   Marshfield Master Trust Domestic                  3,142,162.75        10.8%
   Northern Trust Tip Bond Fund-DV                   2,427,831.69         8.3%
   Sunbeam - TNT Bond Fund                           1,823,359.62         6.3%
   Northern Trust as Trustee for PWC
    Retirement Benefit Acc Plan                      1,720,315.51         5.9%
Bond Portfolio- Class C
   Kitch - Profit Sharing-DV                           168,951.53        91.5%
   Kitch - Benchmark Bond-DV                            11,372.26         6.2%
Bond Portfolio- Class D
   Kish Valley National Bank                             6,869.67        43.3%
   Circle Trust Company CUST                             4,440.41        28.0%
   Alaska USA Trust Company                              4,107.87        25.9%
Core Bond Portfolio- Class A
   Northern Trust - Pension General                  5,179,702.83        47.9%
   Pharmacia Rabbi - Various Funds                   3,359,113.25        31.1%
   First Busey Trust Company                           869,947.62         8.1%
Core Bond Portfolio- Class C
   Northern Trust Corporation                              109.96       100.0%
Core Bond Portfolio- Class D
   Northern Trust Corporation                              109.55       100.0%
Diversified Assets Portfolio- Service
   Greatbanc Trust Company                          36,231,007.29        29.9%
   IL Mutual Life Insurance Co.                     12,819,780.25        10.6%
   Penfirn Co.                                      11,464,393.75         9.5%
   Downers Grove National Bank                       7,407,749.13         6.1%
Diversified Assets Portfolio- Premier
   Riverview Asset Management                       11,839,485.21        79.2%
   Michigan Trust Bank                               2,309,254.15        15.5%
Diversified Growth Portfolio- Class A
   Seiko Corp - Northern                             1,154,775.60        15.3%
   A. Finkl & Sons Pension SAL                         847,505.21        11.2%
   American Meter Pension                              490,048.03         6.5%
   Harry W. Bass Jr. FDN-Northern                      478,480.09         6.3%
   A. Finkl & Sons Pension HRLY                        473,494.34         6.3%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
Diversified Growth Portfolio- Class D
   Circle Trust Company CUST                            50,107.12        72.9%
   Alaska USA Trust Company                              9,604.36        14.0%
   Marine Bank, Springfield                              7,070.86        10.3%
Equity Index Portfolio- Class A
   Pharmacia Rabbi-Various Funds                     6,391,191.94        13.3%
   Army/Air Force - Northern                         4,822,534.07        10.0%
   Dingle Co.                                        3,657,844.61         7.6%
   AER - NTGI S&P 500                                3,007,587.62         6.3%
   Capital Blue Cross                                2,997,756.55         6.2%
   Pilkington Equity Index FD-DV                     2,897,071.96         6.0%
Equity Index Portfolio- Class C
   Wilson Sporting Goods - Equity Index-DV             974,395.52        48.6%
   BMAC - NIF Equity Index FD-DV                       665,952.56        33.2%
   CHSD/TNT Index FD LT                                303,475.40        15.1%
Equity Index Portfolio- Class D
   FNB Beloit                                          204,253.43        26.3%
   United Bank & Trust - Tecumseh                      179,634.69        23.1%
   Olcoba Company                                      105,680.48        13.6%
   Peoples Bank                                         73,451.16         9.5%
   Circle Trust Company CUST                            43,851.29         5.6%
Focused Growth Portfolio- Class A
   Northern Trust TIP Focused-DV                     5,377,603.81        30.7%
   Northern Trust - Pension General                  3,499,342.00        20.0%
   ADVPCS-N INST Focused Growth                      1,705,482.31         9.7%
Focused Growth Portfolio- Class C
   Prot Life 401(k) - Large Cap Growth                 751,167.40        51.8%
   Kitch - Profit Sharing-DV                           557,201.81        38.4%
   Kitch - Focused Growth-DV                           140,778.71         9.7%
Focused Growth Portfolio- Class D
   Peoples Bank                                         44,819.79        43.1%
   Circle Trust Company CUST                            33,562.64        32.3%
   Downers Grove National Bank                           9,262.06         8.9%
   Marine Bank, Springfield                              6,658.86         6.4%
Government Portfolio- Shares
   Waste Management                                423,966,504.06        13.9%
   Office of the Illinois State Treasurer          225,017,828.96         7.4%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
Government Portfolio- Service
   Horizon Trust & Investment Management            17,562,133.00        55.1%
   Calumet Investments Ltd. - PR                     4,618,399.11        14.5%
   Greatbanc Trust Company                           3,750,229.33        11.8%
   Calumet Investments Corp. - PR                    3,517,330.28        11.0%
Government Portfolio- Premier
   Cole Taylor Benchmark                             5,373,538.30        73.7%
   EGAP & CO/17                                      1,862,196.00        25.5%
Government Select Portfolio- Shares
   Office of the Illinois State Treasurer          350,000,000.00         7.2%
   Pharmacia Rabbi - Various Funds                 255,428,096.59         5.2%
Government Select Portfolio- Service
   Cape Cod Bank & Trust                            56,946,410.32        33.4%
   EGAP & CO/17                                     46,880,964.35        27.5%
   Marine Bank, Springfield                         22,299,140.62        13.1%
   Maril & Co/Plymouth State Bank                   11,736,291.67         6.9%
Government Select Portfolio- Premier
   Cole Taylor Benchmark                           144,430,056.89        83.3%
   Marine Bank, Springfield                         19,684,529.27        11.4%
Intermediate Bond- Class A
   Kemper National NQ Retirement Plan                  351,048.68        15.2%
   Peoples EN Life & Health BA                         335,362.04        14.5%
   The Trust Company of Florida                        177,422.11         7.7%
   Peoples EN - Life NON-BAR                           119,824.34         5.2%
Intermediate Bond- Class D
   Marine Bank, Springfield                              3,437.34        79.2%
   Peoples National Bank & Trust                           849.48        19.6%
International Bond- Class A
   Doe Run Resources - TNT MGMT                        203,609.53        32.3%
   Viskase Pension - NIC                                67,106.74        10.6%
   Nisource Bay State VEBA - Union                      55,045.21         8.7%
   Credit Agricole Indosuez                             49,093.28         7.8%
   ERTL - DB                                            40,592.15         6.4%
International Bond- Class D
   Keyco/Bank Champaign                                 10,401.50        99.4%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
International Equity Index Portfolio- Class A
   Pharmacia Rabbi - Various Funds                   1,883,444.59        29.9%
   Northern Trust - Pension General                    821,762.27        13.1%
   Lifepoint - International Equity Index A-DV         767,403.43        12.2%
   Autoliv ASP, Inc. INTL MST-DV                       723,947.38        11.5%
   Sisters of the PRE BLD FDA-D                        607,970.61         9.7%
   Peoples EN-INT'L EQTY FD-DV                         507,315.66         8.1%
International Equity Index Portfolio- Class D
   Peoples Bank                                          7,594.21        62.2%
   Alaska USA Trust Company                              3,233.35        26.5%
   Peoples National Bank & Trust                         1,232.14        10.1%
International Growth Portfolio- Class A
   Northern Trust - Pension General                  3,479,561.62        18.5%
   Northern Trust TIP INTL GTH-DV                    2,974,485.34        15.8%
   Atlanta Police - NTGI INTER'L                     2,064,130.78        11.0%
   Purdue Pharma. L.P. - NOR TRUST                   1,737,141.31         9.2%
   Thorek Hospital - TNT INTL                        1,054,686.75         5.6%
   Doe Run Resources - TNT MGMT                      1,036,419.27         5.5%
International Growth Portfolio- Class D
   Keyco/Bank Champaign                                 24,935.87        39.3%
   Circle Trust/NIF CASH                                23,592.65        37.2%
   Downers Grove National Bank                           5,718.59         9.0%
   Circle Trust Company                                  4,363.32         6.9%
   Marine Bank, Springfield                              4,288.50         6.8%
Mid Cap Growth Portfolio- Class A
   Masonic Health - NTGI-SL                            383,939.13        13.8%
   Newberry Library Endowment - NTGI                   337,198.01        12.1%
   Sisters of the PRE BLD FD A - D                     219,590.84         7.9%
   Nisource Bay State VEBA - Union                     180,676.59         6.5%
Mid Cap Growth Portfolio- Class C
   Autoliv ASP, Inc. Mid Cap                           353,251.59       100.0%
Mid Cap Growth Portfolio- Class D
   Peoples Bank                                         19,537.64        51.0%
   Keyco/Bank Champaign                                 10,460.93        27.3%
   Marine Bank, Springfield                              5,519.06        14.4%
Municipal Portfolio- Shares
   Sentinel Trust Company                          186,337,113.68        21.5%
   FirstTrust Indiana                               61,801,495.98         7.1%
   Saban - Titanium Trading JPM ROG                 60,450,883.90         7.0%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
Municipal Portfolio- Service
   EGAP & CO/15                                     25,638,182.00        88.8%
   Stephenson National Bank & Trust                  2,283,194.78         7.9%
Short-Intermediate Bond Portfolio- Class A
   ALPA VEBA - NIF Bond Fund                         1,533,026.72        17.1%
   Ford Family Foundation - TNT                        928,526.67        10.4%
   Doe Run Resources - TNT MGMT                        543,160.28         6.1%
Short-Intermediate Bond Portfolio- Class D
   Keyco/Bank Champaign                                 10,805.90        72.7%
   Heartland Bank & Trust                                1,560.39        10.5%
   FNB Beloit                                            1,411.98         9.5%
Small Company Growth Portfolio- Class A
   Northern Trust TIP Small Cap-DV                   1,637,245.14        40.7%
   Masonic Health - NTGI - SL                          403,685.07        10.0%
   Newberry Library Endowment - NTGI                   383,577.82         9.5%
   Securian Trust Company                              240,136.83         6.0%
   Sisters of the PRE BLD FD A - D                     218,039.86         5.4%
Small Company Growth Portfolio- Class D
   Marine Bank, Springfield                              6,741.92        98.1%
Small Company Index Portfolio- Class A
   Autoliv ASP, Inc. SML C. MST-DV                   1,512,197.66        25.3%
   Gen Dyn Hourly VEBA - TEMP                          546,627.51         9.2%
   Century Bank & Trust                                367,638.13         6.2%
   Trustmark Retirement Trust                          364,231.21         6.1%
   United Farm Family Mutual Insurance Co.             307,264.39         5.1%
Small Company Index Portfolio- Class D
   FNB Beloit                                            7,876.68        38.2%
   Great Plains Trust Company                            6,263.89        30.4%
   Peoples Bank                                          3,826.80        18.6%
   Alaska USA Trust Company                              2,460.06        11.9%
Tax Exempt Portfolio- Shares
   Graco Inc.                                       50,081,487.41         6.6%
   Daniel Ziff                                      44,535,716.92         5.8%
Tax Exempt Portfolio- Service
   MB Financial                                      7,650,955.53        65.8%
   Greatbanc Trust Company                           3,003,961.13        25.8%

                                                 Number of Shares   % of Fund
                                                 ----------------------------
U.S. Government Securities Portfolio- Class A
   CTA - Authority Trust                             1,515,350.55        25.3%
   EIT 134 Sub Fund - NI Fixed                         555,417.58         9.3%
   MCG Rabbi - BNCH Government                         506,940.32         8.5%
   SLB - H. C. Medical                                 413,495.90         6.9%
   LUMC - Northern Government Securities Fund          371,665.12         6.2%
U.S. Government Securities Portfolio- Class D
   First Bankers Trust                                  28,861.13        69.2%
   Circle Trust Company CUST                             5,520.57        13.2%
   Kish Valley National Bank                             3,383.14         8.1%
   Marine Bank, Springfield                              2,598.07         6.2%
U.S. Treasury Index Portfolio- Class A
   Canandaigua National Bank                           356,080.44        14.9%
   Henkel Rabbi Trust Account                          331,448.95        13.8%
   Novartis - Treasury Bond Index Fund                 288,884.45        12.1%
   Cognis Rabbi Trust                                  224,235.95         9.4%
   EGS Electrical Salaried                             152,259.43         6.4%
   Autoliv ASP, Inc. - Restricted Tr.                  133,096.90         5.6%
   Peoples Bank                                        132,017.61         5.5%
U.S. Treasury Index Portfolio- Class C
   Wilson Sporting Goods - U.S. Treasury-DV             84,188.01        99.9%
U.S. Treasury Index Portfolio- Class D
   Peoples Bank                                         91,577.51        88.5%
   Circle Trust Company CUST                             6,013.45         5.8%


                    SERVICE PLAN FOR MONEY MARKET PORTFOLIOS

     The Trust, on behalf of the Money Market Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Money Market Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

     Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services;
(iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.


     For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                               ------------------------------------------
                                   2003           2002           2001
-------------------------------------------------------------------------
Diversified Assets Portfolio
   Service Class               $    216,847   $    242,461   $    154,713
   Premier Class                    115,691        181,117        201,508
Government Portfolio
   Service Class                     92,009        100,792        107,548
   Premier Class                    550,967        603,913        547,753
Government Select Portfolio
   Service Class                    340,925        268,481        382,454
   Premier Class                    771,039        106,058         48,749
Municipal Portfolio
   Service Class                     99,036        100,890        115,273
   Premier Class                        N/A            N/A            N/A
Tax-Exempt Portfolio
   Service Class                     26,062         16,350         28,708
   Premier Class                        N/A              1         22,050
-------------------------------------------------------------------------


     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 13, 2004.

     The Plan and related agreements will remain in effect until April 30, 2005 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                              FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 2003 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Trust's Semiannual Report and the Annual Report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).

                                OTHER INFORMATION

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS


Short-Term Credit Ratings
-------------------------

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     R-1 Prime Credit Quality

     R-2 Adequate Credit Quality

     R-3 Speculative

     D In Arrears

     All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     "D" - A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings
------------------------

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

     "D" - This category indicates bonds in default of either interest or principal.

     ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

Notes to Short-Term and Long-Term Credit Ratings
------------------------------------------------

Standard & Poor's

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

          .  Positive means that a rating may be raised.
          .  Negative means that a rating may be lowered.
          .  Stable means that a rating is not likely to change.
          .  Developing means a rating may be raised or lowered.
          .  N.M. means not meaningful.

Moody's

     Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

     Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

Rating Trends

     With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

     Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

     In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

     Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

     Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

     It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

     Ratings "Under Review": DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

     Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings
----------------------

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B
                                   ----------

     As stated in the Prospectuses, the Portfolios (other than the Money Market Portfolios) may enter into certain futures transactions. Some of these such transactions are described in this Appendix. The Portfolios may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I.   Interest Rate Futures Contracts.

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

     Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.


     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S.

Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.


II.  Index and Security Futures Contracts

     General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes, such as the S&P's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     A Portfolio may sell index futures and security futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures and security futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.


III. Futures Contracts on Foreign Currencies

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

     A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  Margin Payments

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.


     In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Portfolio is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


     Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, Customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of a Portfolio in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


VI.  Options on Futures Contracts

     A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters


     Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Portfolios are operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulations as a pool operator under such act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          NORTHERN INSTITUTIONAL FUNDS

                           PRIME OBLIGATIONS PORTFOLIO


          This Statement of Additional Information dated April 1, 2004, (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2004 for the Prime Obligations Portfolio of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling 800/637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

          The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolio's shareholders for the period ended November 30, 2003 are incorporated herein by reference in the section "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling 800/637-1380 (toll-free).


          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

          An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                                      INDEX

                                                                            Page
ADDITIONAL INVESTMENT INFORMATION..............................................4
   Classification and History..................................................4
   Investment Objective and Policies...........................................4
   Investment Restrictions....................................................10
ADDITIONAL TRUST INFORMATION..................................................13
   Trustees and Officers......................................................13
   Standing Board Committees..................................................18
   Trustee Ownership of Portfolio Shares......................................19
   Trustee and Officer Compensation...........................................20
   Code of Ethics.............................................................20
   Investment Adviser, Transfer Agent and Custodian...........................21
   Proxy Voting...............................................................24
   Co-Administrators and Distributor..........................................25
   Counsel and Auditors.......................................................26
   In-Kind Purchases and Redemptions..........................................26
   Third-Party Fees and Requirements..........................................26
   Expenses...................................................................26
PERFORMANCE INFORMATION.......................................................27
AMORTIZED COST VALUATION......................................................28
TAXES.........................................................................29
   Federal - General Information..............................................29
   State and Local Taxes......................................................29
   Foreign Investors..........................................................30
DESCRIPTION OF SHARES.........................................................30
SERVICE PLAN..................................................................33
OTHER INFORMATION.............................................................34
FINANCIAL STATEMENTS..........................................................34
APPENDIX A...................................................................A-1

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                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

          Northern Institutional Funds (the "Trust") is an open-end, management investment company. The Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

          The Portfolio is a series of the Trust, which was formed as a Delaware statutory trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers other money market, fixed income, balanced and equity portfolios, which are not described in this document.

INVESTMENT OBJECTIVE AND POLICIES

          The following supplements the investment objective, strategies and risks of the Portfolio as set forth in the Prospectus. The investment objective of the Portfolio may be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, the Portfolio's investment policies may be changed without shareholder approval.

Prime Obligations Portfolio seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets.

          ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security is normally subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely.

          These differences can result in greater price and yield volatility than is the case with traditional fixed-income securities.

          If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable Securities and Exchange Commission ("SEC") regulations, will be 397 days or less.

          Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

          There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

          Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned by private stockholders. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default. While Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. government, they have generally been viewed by the market as high quality securities with low credit risks because of their ability to borrow from the U.S. Treasury.


          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Portfolio's liquidity and value.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

          COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

          The Portfolio, to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

          The Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers. Commercial paper purchased by the Portfolio may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

          FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

          The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

          When the Portfolio purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining the Portfolio's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

          ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

          INSURANCE FUNDING AGREEMENTS. The Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.


          INVESTMENT COMPANIES. With respect to the investments of the Portfolio in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of the Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Portfolio in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order the Portfolio may invest its uninvested cash balances in shares of affiliated money market portfolios to the extent that the Portfolio's aggregate investment of such balances in such portfolios does not exceed 25% of the Portfolio's total assets. Investments by the Portfolio in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolio may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions.


          Certain investment companies whose securities are purchased by the Portfolio may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

          If required by the 1940 Act, the Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

          The Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, the Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Portfolio may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

          MUNICIPAL INSTRUMENTS. The Portfolio may invest in municipal instruments or other securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolio on such investments will be taxable to shareholders.

          Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

          Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.
          The Portfolio may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          The Portfolio may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolio might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolio.

          An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

          REPURCHASE AGREEMENTS. The Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are normally held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is unenforceable.

          REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          SECURITIES LENDING. Collateral for loans of portfolio securities made by the Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When the Portfolio lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Portfolio is responsible for any loss that may result from its investment in borrowed collateral. The Portfolio will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.


          STRIPPED SECURITIES. To the extent consistent with its investment policies, the Portfolio may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          Stripped securities may be purchased by the Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.


          SUPRANATIONAL BANK OBLIGATIONS. The Portfolio, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

          Securities guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or sponsored enterprises are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign government or their agencies that are so guaranteed.

          To the extent consistent with its investment objective, the Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

          VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. With respect to the variable and floating rate instruments that may be acquired by the Portfolio, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

          The Portfolio will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the

Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolio. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

          YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Portfolio may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's Ratings Services ("S&P"), Dominion Bond Rating Service Limited ("Dominion"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch") and other nationally recognized statistical rating organization ("NRSRO") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

          Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Adviser determines such retention is warranted.

          ZERO COUPON BONDS. To the extent consistent with its investment objective, the Portfolio may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

          Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.

INVESTMENT RESTRICTIONS

          The Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (3) Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4) Invest in companies for the purpose of exercising control or management.

     (5) Act as underwriter of securities, except as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8)  Borrow money, except that to the extent permitted by applicable law
          (a) the Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and
          (d) the Portfolio may purchase securities on margin. If due to market fluctuations or other reasons the Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), the Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

          For the purposes of Restriction Nos. 1 and 8 above, the Portfolio expects that it would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Portfolio had not filed such an exemptive application.


          In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.


          The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

          Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of its underlying assets.

          Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Additional Statement and the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing restrictions.

          Any restriction which involves a maximum percentage (other than the restriction set forth in Investment Restriction (8)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Portfolio. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (8), the Portfolio will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

          The Portfolio intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of the Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of the Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, the Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that the Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. The Portfolio will limit its investments in securities not subject to a Guarantee that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to such securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase.

          In addition to the foregoing, the Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

     Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex - Northern Institutional Funds offers 23 portfolios and Northern Funds offers 30 portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Richard G. Cline           . Chairman and President of Hawthorne Investors, Inc. (a management   . PepsiAmericas
Age: 69                      advisory services and private investment company) since 1996;         (a soft drink
Trustee since 1997         . Managing Partner of Hawthorne Investments, LLC (a management          bottling company);
                             advisory services and private investment company) since 2001;       . Ryerson Tull, Inc.
                           . Chairman and Director of Hussmann International, Inc. (a              (a metals
                             refrigeration company) from 1998 to 2000;                             distribution
                                                                                                   company).

Edward J. Condon, Jr.      . Chairman and CEO of The Paradigm Group, Ltd. (a financial           . None
Age: 63                      adviser) since 1993;
Trustee since 1994         . Principal and Co-Founder of Paradigm Capital since 1996;
                           . Senior Partner of NewEllis Ventures since 2001;
                           . Member of the Board of Managers of The Liberty Hampshire
                             Company, LLC (a receivable securitization company);
                           . Director of Financial Pacific Company (a small business leasing company);
                           . Trustee at Dominican University.

William J. Dolan, Jr.      . Financial Consultant at Ernst & Young LLP (an accounting firm)      . None
Age: 71                      from 1992 to 1993 and 1997;
Trustee since 2000         . Partner of Arthur Andersen LLP (an accounting firm) from
                             1966 to 1989.

Sharon Gist Gilliam        . Executive Vice President of Unison-Maximus, Inc. (aviation and      . None
Age: 60                      governmental consulting).
Trustee since 2001

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

(3) An "interested person," as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation; Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and because she owns shares of Northern Trust Corporation; and its affiliates, and Mr. Timbers because he is a former officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Sandra Polk Guthman        . CEO of Polk Bros. Foundation (an Illinois not-for-profit            . MBIA of Illinois
Age: 60                      corporation) from 1993 to present.                                    (a municipal bond
Trustee since 1997                                                                                 insurance company)
                                                                                                   1999 to 2000;

Richard P. Strubel         . Vice Chairman, President and Chief Operating Officer of UNext Inc.  . Gildan Activewear,
Age: 64                      (a provider of educational services via the Internet) since 2003      Inc. (an athletic
Trustee since 1982           and 1999; respectively;                                               clothing
                           . Director of Cantilever Technologies (a private software company)      marketing and
                             since 1999;                                                           manufacturing
                           . Trustee at The University of Chicago since 1987;                      company);
                           . Managing Director of Tandem Partners, Inc. (a privately held        . Goldman Sachs
                             management services firm) until 1999.                                 Mutual Fund Complex
                                                                                                   (64 portfolios).

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

(3) An "interested person," as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation, Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                                                                                         OTHER DIRECTORSHIPS
TRUSTEE/(2)/                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                          HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Michael E. Murphy/(3)/     . President of Sara Lee Foundation (philanthropic organization)       . Coach, Inc.;
Age: 67                      from 1997 to 2001;                                                  . Payless Shoe
Trustee since 2000         . Vice Chairman and Chief Administrative Officer of Sara Lee            Source, Inc. (a
                             Corporation (a consumer product company) from 1994 to 1997.           retail shoe store
                                                                                                   business);
                                                                                                 . GATX Corporation
                                                                                                   (a railroad holding
                                                                                                   company);
                                                                                                 . Bassett Furniture
                                                                                                   Industries, Inc. (a
                                                                                                   furniture
                                                                                                   manufacturer).

Mary Jacobs Skinner,       . Partner in the law firm of Sidley Austin Brown & Wood.              . None
Esq./(3)/
Age: 46
Trustee since 2000

Stephen Timbers/(3)/       . Vice Chairman of Northern Trust Corporation and The Northern        . USF Corporation.
Age: 59                      Trust Company from 2003 to 2004;
Trustee since 2000         . President, Chief Executive Officer of Northern Trust
                             Investments, N.A. (formerly known and conducting business as
                             Northern Trust Investments, Inc.) from 2001 to 2004;
                           . President of Northern Trust Global Investments, a division of
                             Northern Trust Corporation and Executive Vice President of The
                             Northern Trust Company from 1998 to 2004;
                           . Vice Chairman of Northern Trust Corporation from 2003 to 2004.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996.

(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of 72 years.

(3) An "interested person," as defined by the 1940 Act. Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation; Ms. Skinner because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation; and Mr. Timbers because he is a former officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Lloyd A. Wennlund              Executive Vice President since 2003 and Director
Age: 46                        since 2001 of Northern Trust Investments, N.A.
50 South LaSalle Street        (formerly known and conducting business as
Chicago, IL 60675              Northern Trust Investments, Inc.) since 2001;
President since 2000           Executive Vice President and other positions at
                               The Northern Trust Company, President of Northern
                               Trust Securities, Inc., and Managing Executive,
                               Mutual Funds for Northern Trust Global
                               Investments since 1989.

Eric K. Schweitzer             Senior Vice President at Northern Trust
Age: 42                        Investments, N.A. (formerly known and conducting
50 South LaSalle Street        business as Northern Trust Investments, Inc.)
Chicago, IL 60675              since 2001 and Senior Vice President at The
Vice President since 2000      Northern Trust Company and the Director of
                               Distribution, Product Management and Client
                               Services in the Mutual Fund Group of Northern
                               Trust Global Investments since 2000; Managing
                               Director of Mutual Funds for US Bancorp from 1997 to 2000.

Brian Ovaert                   Senior Vice President and Department Head at The
Age: 42                        Northern Trust Company overseeing Fund
50 South LaSalle Street        Accounting, Transfer Agent and Fund
Chicago, IL 60675              Administration functions, Division Manager of
Treasurer since 2002           Fund Accounting, 1992-1998; Audit Manager at
                               Arthur Andersen LLP (an accounting firm) prior thereto.

Brian R. Curran                Vice President and Director of Fund
Age: 36                        Administration at PFPC Inc. since 1997.
4400 Computer Drive
Westborough, MA 01581
Vice President since 1999

Stuart Schuldt                 Senior Vice President and Division Manager of
Age: 42                        Fund Administration and Fund Accounting, The
50 South LaSalle Street        Northern Trust Company; Senior Vice President and
Chicago, IL 60675              Division Manager, Fund Accounting, Scudder Kemper
Assistant Treasurer since      (a mutual fund company), from 1993 to 1998; Audit
2002                           Manager, Arthur Andersen & Co., (an accounting
                               firm) prior thereto.

Jeffrey A. Dalke, Esq.         Partner in the law firm of Drinker Biddle & Reath
Age: 53                        LLP.
One Logan Square
18/th/ and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

Linda J. Hoard, Esq.           Senior Counsel and Vice President at PFPC Inc.
Age: 56                        since 1998; Attorney Consultant for Fidelity
4400 Computer Drive            Management & Research (a financial service
Westborough, MA 01581          company), Investors Bank & Trust Company (a
Assistant Secretary since      financial service provider) and FDISG prior
1999                           thereto.

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE /(1)/                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Lori V. Russell                Associate Counsel at PFPC Inc. since 2002;
Age: 32                        Associate Counsel at Investors Bank & Trust
4400 Computer Drive            Company, a financial service provider
Westborough, MA 01581          (2001-2002); Manager in the Regulatory
Assistant Secretary since      Administration Department of PFPC Inc.
2003                           (2000-2001) and Senior Regulatory Administrator
                               (1998-2000).

James Grassi                   Senior Attorney at The Northern Trust Company
Age: 47                        since 1994.
50 South LaSalle Street
Chicago, IL 60675
Assistant Secretary since
2003

(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

          Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc., Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

          Each officer holds comparable positions with Northern Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC Inc. or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Portfolio - Audit, Committee on Trustees and Valuation.


          The Audit Committee consists of four members: Messrs. Condon (Chairman), Dolan and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Trust's Chairman, the Committee's Chairman or the auditors. During the period ended November 30, 2003, the Audit Committee convened four times.

          The Committee on Trustees consists of three members: Ms. Guthman (Chairperson) and Messrs. Dolan and Strubel. The functions performed by the Committee on Trustees include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the period ended November 30, 2003, the Committee on Trustees convened four times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Committee on Trustees will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolio's Prospectus and should be directed to the attention of Northern Institutional Funds Committee on Trustees.

          The Valuation Committee consists of three members: Messrs. Murphy (Chairman) and Timbers and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market portfolios in accordance with the Trust's valuation procedures. During the period ended November 30, 2003, the Valuation Committee convened two times.

TRUSTEE OWNERSHIP OF PORTFOLIO SHARES. Shares of the Portfolio are offered to institutional investors acting on their own behalf or on behalf of their customers and other beneficial owners ("Customers"). For this reason, the Trustees may not make direct investments in the Portfolio. The following table shows the dollar range of shares owned by each Trustee in the Portfolio and other Portfolios of Northern Institutional Funds and Northern Funds.

                       Information as of December 31, 2003

                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                          Dollar Range of Equity      Portfolios in Mutual Fund
   Name of Trustee      Securities in the Portfolio            Family/*/
                        ---------------------------   -------------------------
Richard G. Cline                   None                    Over $100,000
Edward J. Condon, Jr.              None                    Over $100,000
William J. Dolan, Jr.              None                  $50,001 - $100,000
Sharon Gist Gilliam                None                        None
Sandra Polk Guthman                None                  $50,001 - $100,000
Richard P. Strubel                 None                        None
Michael E. Murphy                  None                    Over $100,000
Mary Jacobs Skinner                None                    Over $100,000
Stephen B. Timbers                 None                    Over $100,000

--------
/*/ The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2003, Northern Institutional Funds offered 23 portfolios and Northern Funds offered 30 portfolios.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

          The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the period ended November 30, 2003:

                                                       Total
                        Prime Obligations   Compensation from Fund Complex
                          Portfolio/(1)/    (including the Portfolio)/(2)/
                        -----------------   ------------------------------
Stephen B. Timbers      $               0   $                            0
Richard G. Cline                      130                           95,000
Edward J. Condon, Jr.                 114                           82,000
Sandra Polk Guthman                   114                           82,000
Sharon Gist Gilliam                   109                           78,000
Richard P. Strubel                    113                           79,500
William J. Dolan, Jr.                  11                            7,950/(3)/
Michael E. Murphy                     114                           78,000
Mary Jacobs Skinner                    54                           39,000/(4)/

1    Commenced operations August 21, 2003.
2 As of December 31, 2003, the Northern Mutual Fund Complex consisted of Northern Institutional Funds (23 portfolios) and Northern Funds (30 portfolios).
3 For the period ended November 30, 2003, Mr. Dolan elected to defer $71,550 of $79,500 total compensation.
4 For the period ended November 30, 2003, Ms. Skinner elected to defer $39,000 of $78,000 total compensation.


          The Trust does not provide pension or retirement benefits to its Trustees.

          Effective October 29, 2002, each Trustee became entitled to participate in the Northern Institutional Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Northern Institutional Funds Diversified Assets Portfolio and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate the Portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.


          The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Messrs. Dalke, Grassi, Ovaert, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services.


          Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

          Northern Trust Corporation and/or its affiliates, of which Messrs. Grassi, Ovaert, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

          The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

          Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser," formerly known and conducting business as Northern Trust Investments, Inc.), a direct subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serves as the Investment Adviser of the Portfolio. NTI is referred to as "Investment Adviser." TNTC is a direct wholly owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."


          Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of December 31, 2003, administered in various capacities approximately $2.2 trillion of assets, including approximately $478.6 billion of assets for which Northern Trust and its affiliates had investment management responsibilities.


          TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

          Under the Advisory Agreements with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Portfolio. In connection with portfolio transactions for the Portfolio, which are generally done at a net price without a broker's commission, the Advisory Agreement with the Trust provides that the Investment Adviser shall attempt to obtain best net price and execution.

          On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other fiduciary or agency accounts managed by it (including any other investment portfolio, investment company or account for which the Investment Adviser acts as adviser), the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such investment portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Portfolio or the amount of the securities that are able to be sold for the Portfolio. To the extent the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of such broker or dealer.


          For the period ended November 30, 2003, all portfolio transactions for the Portfolio were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolio. Purchases by the Portfolio from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

          During the fiscal year ended November 30, 2003, the Prime Obligation Portfolio acquired and sold securities of Citigroup, Inc., Credit Suisse First Boston Corp., Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc. and UBS-Warburg, each a regular broker/dealer. At November 30, 2003, the Prime Obligation Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Citicorp Securities, Inc., with an approximate aggregate market value of $14,987,000; Credit Suisse First Boston Corp., with an approximate aggregate market value of $11,000,000; Goldman Sachs Group, Inc with an approximate aggregate market value of $10,000,000; and Merrill Lynch & Co., Inc., with an approximate aggregate market value of $2,004,000.


          The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

          The Advisory Agreement most recently was approved with respect to the Portfolio by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested trustees"), on February 13, 2004. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolio's contractual advisory fee rates; the Portfolio's operating expense ratios; and the Investment Adviser's voluntary fee waivers and expense reimbursements for the Portfolio. The information on these matters was also compared to similar information for other mutual funds. The Trustees also considered the investment performance of the Portfolios; the personnel and resources of the Investment Adviser; the types of services provided to the Portfolio under the Investment Advisory Agreement; and the nature of the Portfolio's institutional investors. In addition, the Trustees considered fees payable by the Portfolio, and the Portfolio's anticipated total expense ratio, in light of the institutional investor base the Portfolio is intended to serve; the minimum investment amount for shareholders; and the anticipated operations of the Portfolio. The Trustees reviewed at length the information comparing the Portfolios' total expense ratios (after fee waivers and expense reimbursements) to those of other mutual funds as compiled by a third party consultant. After consideration of the Investment Adviser's presentation, the Trustees determined that the Advisory Agreements should be approved.

          Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Portfolio until April 30, 2005, and the Custodian Agreement and the Transfer Agency Agreement (discussed below) will continue in effect with respect to the Portfolio until April 30, 2005, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by either the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian or Transfer Agent, as the case may be, on 60 days' written notice.


          For the period ended November 30, 2003, the amount of advisory fees incurred by the Portfolio (after fee waivers) was $95,406. If such waiver were not in effect, the advisory fees incurred by the Portfolio would have been $143,109.


          Under its Transfer Agency Agreement with the Trust, TNTC has undertaken to (i) answer Customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Trust, (ii) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by the Transfer Agent, its affiliates or correspondent banks whereby Customer account cash balances are automatically invested in shares of the Portfolio, and the disbursement of the proceeds of redemptions, (iii) establish and maintain separate omnibus accounts with respect to shareholders investing through TNTC or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (iv) provide periodic statements showing account balances, (v) mail reports and proxy materials to shareholders, (vi) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (vii) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (viii) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (ix) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(x) furnish the Trust with all pertinent Blue Sky information, (xi) perform all required tax withholding, (xii) preserve records, and (xiii) furnish necessary office space, facilities and personnel. The Transfer Agent may appoint one or more sub-transfer agents in the performance of its services.

          As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to the Shares Class of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolio. This fee, which is borne solely by the Shares described in this Additional Statement and not by the Portfolio's other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Transfer Agent may permanently or temporarily waive all or any portion of any upward adjustment. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolio.

          As compensation for the services rendered by the Transfer Agent under the Transfer Agency Agreement with respect to Service Shares and Premier Shares of the Portfolio described in this Additional Statement and the assumption by the Transfer Agent of related expenses, TNTC is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) 0.01% of the average daily net asset value of the outstanding Service Shares of the Portfolio; and (ii) 0.02% of the average daily net asset value of the outstanding Premier Shares of the Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. The Transfer Agent's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that the Transfer Agent would otherwise receive. Conflict-of-interest restrictions under state and federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolio.


          For the period ended November 30, 2003, the amount of transfer agency fees incurred by the Portfolio was $10,795.


          Under its Custodian Agreement with the Trust, TNTC (i) holds the Portfolio's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Portfolio, (iii) makes receipts and disbursements of funds on behalf of the Portfolio, (iv) receives, delivers and releases securities on behalf of the Portfolio, (v) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by the Custodian, and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian may also appoint agents to carry out such of the provisions of the Custodian Agreement as the Custodian may from time to time direct. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolio's foreign securities.

          As compensation for the services rendered to the Trust by the Custodian with respect to the Portfolio and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $18,000 annually for the Portfolio, plus (ii) 1/100th of 1% annually of the Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

          The Custodian's fees under the Custodian Agreement are subject to reduction based on the Portfolio's daily uninvested U.S. dollar cash balances (if any).


          For the period ended November 30, 2003, the amount of custodian fees incurred by the Portfolio was $18,151.


          Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Portfolio is precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Portfolio to pursue its investment objective.

          Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

PROXY VOTING

          The Trust, on behalf of the Portfolio, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Portfolio. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Portfolio.

          Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or bylaw amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

          A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Portfolio. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

          Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Portfolio. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

          Northern Trust may choose not to vote proxies in certain situations or for a Portfolio. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

CO-ADMINISTRATORS AND DISTRIBUTOR

          NTI and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, Massachusetts 01581, act as Co-Administrators for the Portfolio under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Portfolio profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their Customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

          Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Portfolio. The Co-Administrators are also entitled to additional fees for special legal services. The Co-Administrators will reimburse the Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets.

          Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2005, and thereafter for successive one-year terms with respect to the Portfolio, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 120 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty on at least 120 days' written notice to the Trust and the other Co-Administrator.


          For the period ended November 30, 2003, the Co-Administrators received fees under the Co-Administration Agreement, with respect to the Prime Obligations Portfolio, in the amount of $95,406.

          Additionally, for the period ended November 30, 2003, the Co-Administrators voluntarily waived/ reimbursed the Prime Obligations Portfolio for its expenses reducing administration fees in the amount of $119,694.


          The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of the Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a co-administrator for the Trust. Prior to January 2, 2001, NFD was a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"), an independently owned and operated broker-dealer. Effective January 2, 2001, PDI was acquired by PFPC Distributors and NFD became a wholly-owned subsidiary of PFPC Distributors.

          The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD's, or NFD's breach of confidentiality.

          Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Funds."

COUNSEL AND AUDITORS

          Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.

          Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

IN-KIND PURCHASES AND REDEMPTIONS

          Payment for shares of the Portfolio may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern Trust. In connection with an in-kind securities payment, the Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

          Although the Portfolio generally will redeem shares in cash, the Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

THIRD-PARTY FEES AND REQUIREMENTS

          Shares of the Portfolio are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern Trust and other institutions may charge their Customers for services provided in connection with their investments.

          The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

EXPENSES

          Except as set forth above and in this Additional Statement, the Portfolio is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Portfolio's shareholders and regulatory authorities; compensation and expenses of its Trustees; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

          The Investment Adviser has voluntarily agreed to waive a portion of its management fee during the current period. The voluntary fee waiver may be modified or terminated at any time at the option of the Investment Adviser. Under the Co-Administration Agreement, which may be amended without shareholder approval, the Co-Administrators have agreed to reimburse expenses (including fees payable to the Co-Administrators, but excluding management fees, transfer agent fees, service agent fees, taxes, interest and other extraordinary expenses) which exceed on an annualized basis 0.10% of the Portfolio's average daily net assets. The result of these fee waivers and reimbursements will be to increase the performance of the Portfolio during the periods for which the waivers and reimbursements are made.

                             PERFORMANCE INFORMATION

          The performance of a class of shares of the Portfolio may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of the Portfolio.

          From time to time, the Portfolio may advertise its "yields" and "effective yields." Yield and effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

          In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share, Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

          "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares, Service Shares and Premier Shares of the Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Quotations of yield and effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in Shares, Service Shares and Premier Shares of the Portfolio are not reflected in the calculation of yields for the Portfolio.


          The annualized yield of the Portfolio for the seven-day period ended November 30, 2003 was as follows:

                                    Yield   Effective Yield
                                    -----   ---------------
Prime Obligations Portfolio /(1)/    1.05%             1.06%

          (1)  Commenced operations on August 21, 2003.

          The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of the Portfolio for the same seven-day period would have been as follows:

                                    Yield   Effective Yield
                                    -----   ---------------
Prime Obligations Portfolio /(1)/    0.88%             0.89%

          (1)  Commenced operations on August 21, 2003.

          The Portfolio's yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. The Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

          The Portfolio may also quote from time to time the total return of its Shares, Service Shares or Premier Shares in accordance with SEC regulations.

                            AMORTIZED COST VALUATION

          As stated in the Prospectus, the Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

          Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value of the Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of the Portfolio exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by the Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

          Rule 2a-7 requires that the Portfolio limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that the Portfolio maintains a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires the Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                                      TAXES

          The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

          The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

          The Portfolio intends to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, the Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. The Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a registered investment company.

          In addition to satisfaction of the Distribution Requirement, the Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"). Also, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must generally consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. The Portfolio intends to comply with these requirements.

          If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of the Portfolio's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

          The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

STATE AND LOCAL TAXES

          Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

FOREIGN INVESTORS

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by the Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of the Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Portfolio.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

                              DESCRIPTION OF SHARES


          The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Portfolio and the Trust's twenty-three offered series, which represent interests in the Trust's twenty-three offered portfolios and are discussed in a separate Statement of Additional Information. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of unlimited number of shares of beneficial interest in three separate classes of shares in the Portfolio: Shares, Service Shares and Premier Shares.


          Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of the Portfolio, shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Portfolio may be suspended for more than seven days
(i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated in the Prospectus and this Additional Statement. In the interests of economy and convenience, certificates representing shares of the Portfolio are not issued.

          The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Trust. General liabilities of the Trust are normally allocated in proportion to the net asset values of the Portfolio and the Trust's other series except where allocations of direct expenses can otherwise be fairly made.

          Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

          The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

          The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

          The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

          The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

          The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

          In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

          As of the date of this Additional Statement, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of the Portfolio.

          As of March 1, 2004, substantially all of the Portfolio's outstanding shares were held of record by Northern Trust for the benefit of its Customers and the Customers of its affiliates and correspondent banks that have invested in the Portfolio. As of the same date, Northern Trust possessed sole or shared voting and/or investment power for its Customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of the Portfolio. Northern Trust has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolio's classes as of March 1, 2004:


                                          Number of Shares   % of Fund
                                          ----------------   ---------
Prime Obligations Portfolio- Shares
   Community First National Bank -FARGO      58,831,872.94        11.3%
   Archipelago Holdings LLC                  50,130,736.13         9.6%
   Trust Co. of Toledo-Local & CO            43,679,415.98         8.4%
   Old Second National Bank                  41,263,132.80         7.9%
   Belden Technologies Inc.                  40,003,975.72         7.7%
   Archipelago Exchange LLC                  39,499,665.73         7.6%
   Trust Company of the Ozarks               37,207,784.81         7.1%
   Alerus Financial                          29,249,403.35         5.6%

                                          Number of Shares   % of Fund
                                          ----------------   ---------
Prime Obligations Portfolio- Service
   Simmons First Trust Co. NA                28,369,908.12        75.0%
   Old Second National Bank                   9,467,823.00        25.0%

                                  SERVICE PLAN


          The Trust has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares of the Portfolio. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of the Portfolio, is authorized to pay to TNTC monthly or quarterly fees in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for administrative support services during any one year shall not exceed 0.25% of the average daily net asset value of the Service Shares and Premier Shares of such Portfolio. The fee paid for personal and account maintenance services during any one year shall not exceed an additional 0.25% of the average daily net asset value of the Premier Shares of such Portfolio. Northern Trust will determine the amount of the servicing agent fees to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The servicing agent fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

          Payments of the servicing agent fees with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern Trust and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of the Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of the Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of the Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of the Portfolio; (v) processing dividend payments on behalf of Customers; and (vi) performing other related administrative support services that do not constitute "personal and account maintenance services" within the meaning of the National Association of Securities Dealers, Inc.'s Conduct Rules. Payments of the servicing agent fees with respect to the Premier Shares will also be used to compensate or reimburse Northern Trust and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents;
(iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, the Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.


          For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of the Portfolio then in existence was as follows:

                                 ----------------------------------
                                    2003         2002        2001
-------------------------------------------------------------------
Prime Obligations Portfolio/1/
   Service Class                 $   12,106         N/A         N/A
   Premier Class                        N/A         N/A         N/A
-------------------------------------------------------------------

/1/  The Service Class commenced operations on September 2, 2003.


          Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment advisers and other money managers subject to the jurisdiction of the SEC, the

Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

          The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, approved the Plan and the related agreements for the Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on February 13, 2004.

          The Plan and related agreements will remain in effect until April 30, 2005 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

          The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to Service Shares and Premier Shares at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement will terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Portfolio and holders of Service and Premier Shares of the Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                                OTHER INFORMATION

          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          The term "majority of the outstanding shares" of either the Trust or the Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Portfolio.

          Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

          The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolio's shareholders for the period ended November 30, 2003 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 800/ 637-1380 (toll-free).

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings
-------------------------

          A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

          "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

          Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

          "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

          "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

          "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

          "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

          Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.

          The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

          R-1      Prime Credit Quality

          R-2      Adequate Credit Quality

          R-3      Speculative

          D        In Arrears

          All three DBRS rating categories for short-term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

          "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

          "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

          "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

          "R-2 (high)", "R-2 (middle)", "R-2 (low)" - Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

          "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

          "D" - A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings
------------------------

          The following summarizes the ratings used by Standard & Poor's for long-term issues:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The following summarizes the ratings used by Moody's for long-term debt:

          "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

          "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

          "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

          "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

          "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

          "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

          "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

          "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

          "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

          "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

          "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

          PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

          The following summarizes the ratings used by DBRS for long-term debt:

          "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

          "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

          "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

          "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

          "BB" - Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

          "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

          "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

          "D" - This category indicates bonds in default of either interest or principal.

          ("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

Notes to Short-Term and Long-Term Credit Ratings
------------------------------------------------

Standard & Poor's

          CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

          Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            .  Positive means that a rating may be raised.
            .  Negative means that a rating may be lowered.
            . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.

Moody's

          Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG), or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

          Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

Fitch

          Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

          Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

          Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

Rating Trends

          With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS' opinion regarding the outlook for the rating in question, with trends falling into one of three categories - Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white - these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

          Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

          In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

          Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

          Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

          It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the "non-security" provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as "corporate ratings" and are not publicly disclosed by DBRS.

          Ratings "Under Review" : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review". Ratings may also be placed "Under Review" by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

          Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications", indicating DBRS' preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings
----------------------

          A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody's for these short-term obligations:

          "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

          "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

          "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

          "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

          When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          VMIG rating expirations are a function of each issue's specific structural or credit features.

          "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

          "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings
--------------------

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS
-----------------

The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 0000950131-99-000461), Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333), Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000927405-00-000027), Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950131-00-002147), Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950131-01-000262), Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950131-01-000510), Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950131-01-001670), Post-Effective Amendment No. 49 to such Registration Statement (Accession No. 0000940180-02-000170), Amendment No. 50 under the Investment Company Act of 1940 to the Registration filing (Accession No. 0000950131-01-502545), Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000940180-02-000671, Amendment No. 52 under the Investment Company Act of 1940 to the Registration Statement (Accession No. 0000940180-02-000620), Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950131-03-001758) and Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950131-03-002944):

     (a)  (1)  Agreement and Declaration of Trust dated July 1, 1997 filed as
               Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, filed on January 16, 1998 (Accession No.0000950131-98-00216) ("PEA No. 36").

          (2) Amendment No. 1 dated February 25, 1998 to the Agreement and Declaration of Trust filed as Exhibit (a)(2) to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, filed on February 1, 1999 (Accession No.
               0000950131-99-000461) ("PEA No. 39").

          (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust filed as Exhibit (a)(3) to PEA No. 39.

          (4) Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust filed as Exhibit (a)(4) to Post-Effective Amendment No. 41 to

               Registrant's Registration Statement on Form N-1A, filed on October 14, 1999 (Accession No. 0000927405-99-000333) ("PEA No.
               41").

          (5) Amendment No. 4 dated January 24, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(5) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, filed on January 28, 2000 (Accession No.
               0000927405-00-000027) ("PEA No. 43").

          (6) Amendment No. 5 dated May 2, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(6) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, filed on January 17, 2001 (Accession No.
               0000950131-01-000262) ("PEA No. 46").

          (7) Amendment No. 6 dated November 1, 2000 to the Agreement and Declaration of Trust filed as Exhibit (a)(7) to PEA No. 46.

          (8) Amendment No. 7 dated July 26, 2001 to the Agreement and Declaration of Trust filed as Exhibit (a)(8) to Amendment No. 50 under the Investment Company Act of 1940 to the Registration Statement, filed on July 31, 2001 (Accession No.
               0000950131-01-502545) ("Amendment No. 50").

          (9) Amendment No. 8 dated April 29, 2003 to the Agreement and Declaration of Trust filed as Exhibit (a)(9) is filed herewith.

     (b) (1) Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(2) to PEA No. 46.

          (2) Amendment No. 1 dated July 29, 2003 to the Amended and Restated By-Laws is filed herewith.

     (c) Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated July 1, 1997 filed as Exhibit 4 to PEA No. 36.

     (d) (1) Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the "Investment Advisory Agreement") filed as Exhibit (d)(1) to PEA No. 39.

          (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(2) to PEA No. 39.

          (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(3) to PEA No. 39.

          (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(4) to PEA No. 39.

          (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(5) to PEA No. 39.

          (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(6) to PEA No. 39.

          (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement filed as Exhibit (d)(7) to PEA No. 39.

          (8) Addendum No. 7 dated October 5, 1999 to the Investment Advisory Agreement filed as Exhibit (d)(8) to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A, filed on January 29, 2002 (Accession No. 0000940180-02-000170) ("PEA No.
               49").

          (9) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. filed as Exhibit (d)(8) to PEA No. 39.

          (10) Assumption Agreement dated January 1, 2001 between the Registrant, The Northern Trust Company and Northern Trust Investments, Inc. filed as Exhibit (d)(9) to Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A, filed on January 29, 2001 (Accession No. 0000950131-01-000510) ("PEA No. 47").

          (11) Investment Advisory Agreement dated March 1, 2001 between the Registrant and Northern Trust Investments, Inc. filed as Exhibit
               (d)(10) to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A, filed on March 30, 2001 (Accession No. 0000950131-01-001670) ("PEA No. 48").

          (12) Assumption Agreement dated May 2, 2001 between Registrant, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(12) to PEA No. 49.

          (13) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(13) to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, filed on March 29, 2002 (Accession No. 0000940180-02-000671) ("PEA No.
               50").

          (14) Fee Reduction Commitment dated April 1, 2002 by Northern Trust Investments, Inc. filed as Exhibit (d)(14) to PEA No. 50.

          (15) Assumption Agreement dated April 1, 2002 between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(15) to PEA No. 50.

          (16) Addendum No. 1 dated August 20, 2003 to the Investment Advisory Agreement between the Registrant and Northern Trust Investments, N.A. is filed herewith.

     (e) (1) Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC filed as Exhibit
               (e) to PEA No. 48.

          (2) Amended and Restated Schedule A dated August 21, 2003 to the Distribution Agreement by and between Registrant and Northern Funds Distributors, LLC is filed herewith.

     (f)       Not Applicable.

     (g) (1) Custodian Agreement dated June 8, 1992 between the Registrant and The Northern Trust Company filed as Exhibit 8 to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A, filed on March 27, 1998 (Accession No. 0000950131-98-002030) ("PEA No. 38").

          (2) Addendum No. 1 dated January 8, 1993 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
               Exhibit 8(a) to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed on March 29, 1996 (Accession No. 0000950130-96-001086) ("PEA No. 31").

          (3) Addendum No. 2 dated July 1, 1993 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
               Exhibit 8(b) to PEA No. 31.

          (4) Addendum No. 3 dated October 8, 1996 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
               Exhibit 8(c) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on May 16, 1997 (Accession No. 0000950130-97-002471) ("PEA No. 34").

          (5) Addendum No. 4 dated April 22, 1997 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
               Exhibit 8(d) to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, filed on September 29, 1997 (Accession No. 0000950131-97-005862) ("PEA No. 35").

          (6) Addendum No. 5 dated December 1, 1997 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as
               Exhibit 8(e) to PEA No. 38.

          (7) Addendum No. 6 dated January 27, 1998 to the Custodian Agreement between the Registrant and The Northern Trust filed as Exhibit 8(f) to PEA No. 38.

          (8) Addendum No. 7 dated March 31, 1998 to the Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(8) to PEA No. 39.

          (9) Addendum No. 8 dated October 5, 1999 to Custodian Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(14) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, filed on March 29, 2000. (Accession No. 0000950131-00-002147) ("PEA No. 44").

          (10) Addendum No. 9 dated March 1, 2001 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit (g)(15) to PEA No. 48.

          (11) Addendum No. 10 dated July 31, 2001 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit (g)(11) to PEA No. 49.

          (12) Addendum 11 dated October 30, 2001 to the Custodian Agreement between the Registrant and the Northern Trust Company filed as Exhibit (g)(12) to PEA No. 49.

          (13) Foreign Custody Agreement between the Registrant and The Northern Trust Company dated March 1, 1994 filed as Exhibit 8(g) to PEA No. 38.

          (14) Addendum No. 1 dated January 22, 1997 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(f) to PEA No. 34.

          (15) Addendum No. 2 dated January 27, 1998 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit 8(i) to PEA No. 38.

          (16) Addendum No. 3 dated March 31, 1998 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(12) to PEA No. 39.

          (17) Addendum No. 4 dated October 30, 2001 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company filed as Exhibit (g)(17) to PEA No. 49.

          (18) Foreign Custody Monitoring Agreement dated May 1, 2001 between the Registrant and The Northern Trust Company filed as Exhibit
               (g)(18) to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A, filed on March 28, 2003 (Accession No. 0000950131-03-001758) ("PEA No. 51").

          (19) Addendum No. 12 dated April 29, 2003 to the Custodian Agreement between the Registrant and The Northern Trust Company is filed herewith.

          (20) Addendum No. 13 dated July 29, 2003 to the Custodian Agreement between the Registrant and The Northern Trust Company is filed herewith.

          (21) Addendum No. 5 dated July 29, 2003 to the Foreign Custody Agreement between Registrant and The Northern Trust Company is filed herewith.

     (h) (1) Revised and Restated Transfer Agency Agreement dated January 8, 1993 between the Registrant and The Northern Trust Company filed as Exhibit 9(a) to PEA No. 38.

          (2) Addendum No. 1 dated July 1, 1993 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(b) to PEA No. 31.

          (3) Addendum No. 2 dated March 25, 1994 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(c) to PEA No. 31.

          (4) Addendum No. 3 dated January 22, 1997 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(d) to PEA No. 34.

          (5) Addendum No. 4 dated April 22, 1997 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(e) to PEA No. 35.

          (6) Addendum No. 5 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit 9(f) to PEA No. 38.

          (7) Addendum No. 6 dated March 31, 1998 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(8) to PEA No. 39.

          (8) Addendum No. 7 dated October 5, 1999 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(12) to PEA No. 44.

          (9) Addendum No. 8 dated March 1, 2001 to Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company filed as Exhibit (h)(13) to PEA No. 48.

          (10) Addendum No. 9 dated July 31, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and Northern Trust Company filed as Exhibit (h)(12) to Amendment No. 50.

          (11) Addendum No. 10 dated October 30, 2001 to the Revised and Restated Transfer Agency Agreement between the Registrant and Northern Trust Company filed as Exhibit (h)(11) to PEA No. 49.

          (12) Addendum No. 11 dated August 20, 2003 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company is filed herewith.

          (13) Shareholder Servicing Plan for Class C and D Shares dated April 27, 1993 as amended on October 5, 1999 and filed as Exhibit (9) to PEA No. 43 and Related Forms of Servicing Agreement as amended on February 13, 2004 are filed herewith.

          (14) Service Plan for the Service and Premier Classes of Shares dated January 27, 1998 as amended on February 2, 2001 and filed as Exhibit (h)(10) to PEA No. 48 and Related Forms of Servicing Agreement as amended on February 13, 2004 are filed herewith.

          (15) Assignment and Assumption Agreement dated January 1, 2001 among the Registrant, The Northern Trust Company, Northern Trust Investments, Inc. and PFPC Inc. filed as Exhibit (h)(14) to PEA No. 48.

          (16) Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) filed as Exhibit (h)(11) to PEA No. 43.

          (17) Schedule A to Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) filed as Exhibit (h)(13) to Amendment No. 50.

          (18) Amended and Restated Schedule A dated August 15, 2001 to the Amended and Restated Co-Administration Agreement among the Registrant, The Northern Trust Company and PFPC Inc. filed as Exhibit (h)(17) to PEA No. 51.

          (19) Amendment dated February 8, 2002 to Amended and Restated Co-Administration Agreement between the Registrant and PFPC Inc. filed as Exhibit (h)(15) to Amendment No. 52 under the Investment Company Act of 1940 to the Registration Statement filed on March 28, 2002 (Accession No. 0000940180-02-000620) ("Amendment No.
               52").

          (20) Amended and Restated Schedule A dated August 20, 2003 to the Amended and Restated Co-Administration Agreement between Registrant, Northern Trust Investments, N.A. and PFPC Inc. is filed herewith.

     (i) Opinion of Drinker Biddle & Reath LLP filed as Exhibit (i) to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A, filed on May 15, 2003 (Accession No. 0000950131-03-002944) ("PEA No. 52").

     (j)  (1)  Consent of Drinker Biddle & Reath LLP is filed herewith.
          (2)  Consent of Independent Auditors is filed herewith.

     (k)  Not Applicable.

     (l)  (1)  Subscription Agreement with Goldman, Sachs & Co. filed as
               Exhibit 13 to PEA No. 38.

          (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(a) to PEA No. 38.

          (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(b) to PEA No. 38.

          (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. filed as Exhibit 13(c) to PEA No. 38.

     (m)  Not Applicable.

     (n)  (1)  Amended and Restated Plan pursuant to Rule 18f-3 for
               Operation of a Multi-Class System filed as Exhibit (n)(1) to PEA No. 52.

     (p)  (1)  Code of Ethics of Trust filed as Exhibit (o)(1) to PEA No.
               46. (2) Amended Code of Ethics of Adviser filed as Exhibit (o)(2) to PEA No.49.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
----------------------------------------------------------------------

Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION
------------------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company, the related Assumption Agreements between The Northern Trust Company and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.), and the Registrant, The Northern Trust Company and Northern Trust Investments, N.A., and Paragraph 7 of the Investment Advisory Agreement between the Registrant and Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) provide for indemnification of Northern Trust Investments, N.A. and Northern Trust Global Investments (Europe) Limited or, in lieu thereof, contribution by the Registrant, under certain circumstances. Copies of the Investment Advisory Agreements are incorporated herein by reference.

Article 10 of the Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) and the related Assignment and Assumption Agreement between the Registrant, The Northern Trust Company, Northern Trust Investments, Inc. (now known as Northern Trust Investments, N.A.) and PFPC provides that the Registrant will indemnify Northern Trust Investments, N.A. and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Amended and Restated Co-Administration Agreement, Assignment and Assumption Agreement and the Amendment to the Amended and Restated Co-Administration Agreement are incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated December 31, 2000 between the Registrant and Northern Funds Distributors, LLC ("NFD") provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality. A copy of the Distribution Agreement is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
-------------------------------------------------------------

Northern Trust Investments, N.A. ("NTI," formerly known and conducting business as Northern Trust Investments, Inc.) and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the International Growth Portfolio, Balanced Portfolio, International Bond Portfolio, Bond Portfolio, Short-Intermediate Bond Portfolio and Intermediate Bond Portfolio, and NTI serves as the investment adviser of each of the other Portfolios. NTI and NTGIE are each referred to as an "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675-5986 and NTGIE is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIE and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI and NTGIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

--------------------------------------------------------------------------------
                               Connection
Name and Position              Business Address            with
with Investment Adviser (NTI)  of Other Company            Other Company
--------------------------------------------------------------------------------

Abendroth, John D.             The Northern Trust Company  Vice President
Vice President

Adams, Bradford S.             The Northern Trust Company  Senior Vice President
Senior Vice President

Aitcheson, James A.            The Northern Trust Company  Vice President
Vice President

Alongi, David M.               The Northern Trust Company  Vice President
Vice President

Andersen, Brian E.             The Northern Trust Company  Vice President
Vice President

Anwar, Raheela Gill            The Northern Trust Company  Senior Vice President
Senior Vice President

Aronson, Jennifer Ann          The Northern Trust Company  Vice President
Vice President

Ayres, Scott R.                The Northern Trust Company  Vice President
Vice President

Baras, Ellen G.                The Northern Trust Company  Vice President
Vice President.

Barker, Sheri D.               The Northern Trust Company  Vice President
Vice President

Barrett, James J.              The Northern Trust Company  Senior Vice President
Senior Vice President

Barry, Susan M.                The Northern Trust Company  Vice President
Vice President

Baskin, Jeremy M.              The Northern Trust Company  Senior Vice President
Senior Vice President

Beard, Catherine Sinclair      The Northern Trust Company  Vice President
Vice President

Beaudoin, Keith J.             The Northern Trust Company  Vice President
Vice President

Beckman, Carl P.               The Northern Trust Company  Senior Vice President
Senior Vice President &
Treasurer

Belden III, William H.         The Northern Trust Company  Vice President
Vice President

Bell, Gregory A.               The Northern Trust Company  Vice President
Vice President

Benzmiller, Thomas A.          The Northern Trust Company  Senior Vice President
Senior Vice President

Bergin, Kathryn L.             The Northern Trust Company  Vice President
Vice President

Bergson, Robert H.             The Northern Trust Company  Vice President
Vice President

Blanchard, Jeffrey L.          The Northern Trust Company  Senior Vice President
Senior Vice President

Boeckmann, Eric Vonn           The Northern Trust Company  Vice President
Vice President

Boyer, Deborah Lynn            The Northern Trust Company  Vice President
Vice President

Breckel, Theodore              The Northern Trust Company  Senior Vice President
Senior Vice President

Bridgman, James Carey          The Northern Trust Company  Vice President
Vice President

Britton, Alan R.               The Northern Trust Company  Vice President
Vice President

Bukoll, Martin B.              The Northern Trust Company  Senior Vice President
Senior Vice President

Campbell, Jr., Richard C.      The Northern Trust Company  Senior Vice President
Senior Vice President

Cannon, Patrick                Northern Trust Bank, N.A.   Senior Vice President
Senior Vice President

Carberry, Craig R.             The Northern Trust Company  Senior Attorney
Secretary

Carlson, Marc E.               The Northern Trust Company  Vice President
Vice President

Carlson, Mark D.               The Northern Trust Company  Vice President
Vice President

Carlson, Robert A.             The Northern Trust Company  Vice President
Vice President

Chavez, Oscar A.               The Northern Trust Company  Vice President
Vice President

Clarke-Czochara, Susan         The Northern Trust Company  Vice President
Vice President

Connellan, Kevin Anthony       The Northern Trust Company  Senior Vice President
Senior Vice President

Cozine, Mark E.                The Northern Trust Company  Vice President
Vice President

Creighton, James A.            Northern Trust Bank, N.A.   Senior Vice President
Senior Vice President

D'Arienzo, Louis R.            Northern Trust Bank, N.A.   Vice President

Vice President

Dennehy II, William            The Northern Trust Company  Vice President
Vice President

Detroy, Timothy J.             The Northern Trust Company  Vice President
Vice President

Dow, Robert John               The Northern Trust Company  Vice President
Vice President

Driscoll, Peter John           The Northern Trust Company  Vice President
Vice President

Dudley, Jr., Orie Leslie       The Northern Trust Company  Executive Vice
Director and Executive         and Northern Trust          President and Chief
Vice President                 Corporation                 Investment Officer

Egizio, Michael P.             The Northern Trust Company  Vice President
Vice President

Everett, Steven R.             The Northern Trust Company  Vice President
Vice President

Flood, Peter J.                The Northern Trust Company  Senior Vice President
Senior Vice President

Flynn, Andrew G.               The Northern Trust Company  Vice President
Vice President

Ford, Kristine L.              The Northern Trust Company  Vice President
Vice President

Frechette, Timothy J.          The Northern Trust Company  Senior Vice President
Senior Vice President

Free, David J.                 The Northern Trust Company  Vice President
Vice President

Fronk, Christopher A.          The Northern Trust Company  Vice President
Vice President
Gautham, Ravi A.               The Northern Trust Company  Senior Vice President
Senior Vice President

Geller, Stephanie L.           The Northern Trust Company  Vice President
Vice President

Geraghty, Kim Marie            The Northern Trust Company  Former Vice President
Vice President

Gerlach, Jennifer Ann          The Northern Trust Company  Vice President
Vice President

Gilbert, George J.             The Northern Trust Company  Senior Vice President
Senior Vice President

Gomez, Anastasia               The Northern Trust Company  Vice President
Vice President

Gonzalez, Edwardo              Northern Trust Bank, N.A.   Vice President
Vice President

Gougler, Frederick A.          The Northern Trust Company  Vice President
Vice President

Greenberg, Karen H.            The Northern Trust Company  Vice President
Vice President

Griffin, Michelle D.           The Northern Trust Company  Vice President
Vice President

Hammer, Alice S.               The Northern Trust Company  Vice President
Vice President

Hance, Geoffrey M.             The Northern Trust Company  Senior Vice President
Senior Vice President

Hankins, Terry Anthony         The Northern Trust Company  Vice President
Vice President

Hare, William A.               The Northern Trust Company  Vice President
Vice President

Harmon, Christine M.           The Northern Trust Company  Vice President
Vice President

Hausken, Philip Dale           The Northern Trust Company  Senior Vice President
Senior Vice President

Hiemenz, Kent C.               The Northern Trust Company  Senior Vice President
Senior Vice President

Hill, Susan                    The Northern Trust Company  Vice President
Vice President

Hockley, Jackson L.            The Northern Trust Company  Vice President
Vice President

Hogan, James F.                The Northern Trust Company  Vice President
Vice President

Hogan, John T.                 The Northern Trust Company  Vice President
Vice President

Holland, Jean-Pierre           The Northern Trust Company  Vice President
Vice President

Honig, Bruce S.                The Northern Trust Company  Vice President
Vice President

Houghtaling, David J.          The Northern Trust Company  Vice President
Vice President

Hyatt, William E.              The Northern Trust Company  Vice President
Vice President

Iscra, Daniel P.               The Northern Trust Company  Vice President
Vice President

Johnson, Amy L.                The Northern Trust Company  Vice President
Vice President

Johnston, Barbara M.           The Northern Trust Company  Vice President
Vice President

Jones, Scott Craven            The Northern Trust Company  Senior Vice President
Senior Vice President

Joseph, Robert E.              The Northern Trust Company  Senior Vice President
Senior Vice President

Joves, Evangeline Mendoza      The Northern Trust Company  Vice President
Vice President

Kane, James P.                 The Northern Trust Company  Vice President
Vice President

Kelliher, Michael A.           Northern Trust Bank, N.A.   Vice President

Vice President

Kent, Stephen Krider           The Northern Trust Company  Vice President
Vice President

Kenzer, David T.               The Northern Trust Company  Vice President
Vice President

Kim, June H.                   Northern Trust Bank, N.A.   Vice President
Vice President

King III, Archibald E.         The Northern Trust Company  Senior Vice President
Senior Vice President

Knapp, William M.              The Northern Trust Company  Senior Vice President
Senior Vice President

Koch, Deborah L.               The Northern Trust Company  Vice President
Vice President

Korytowski, Donald H.          The Northern Trust Company  Vice President
Vice President

Kotsogiannis, Nikolas          The Northern Trust Company  Vice President
Vice President

Krieg, John L.                 The Northern Trust Company  Vice President
Vice President

Krisko, Denise M.              Northern Trust Bank, N.A.   Vice President
Vice President

Krull, Gerald M.               The Northern Trust Company  Vice President
Vice President

Kuhl, Gregory M.               The Northern Trust Company  Vice President
Vice President

Kuntz, Peter J.                Northern Trust Bank, N.A.   Senior Vice President
Senior Vice President

Lamphier, Matthew E.           The Northern Trust Company  Vice President
Vice President

Laughlin, Roberta J.           The Northern Trust Company  Vice President
Vice President

Lee, Susan E.                  The Northern Trust Company  Vice President
Vice President

Leo, John B.                   The Northern Trust Company  Senior Vice President
Senior Vice President

Lorenz, Philip D.              The Northern Trust Company  Vice President
Vice President

Lucas, Michael L.              The Northern Trust Company  Vice President
Vice President

Lyons, William A.              The Northern Trust Company  Vice President
Vice President

Marchese, Peter                The Northern Trust Company  Vice President
Vice President

Marshe, Daniel J.              The Northern Trust Company  Vice President
Vice President

Matturi, Alexander J.          Northern Trust Bank, N.A.   Vice President
Vice President

McCart, Jane                   The Northern Trust Company  Senior Vice President
Senior Vice President

McClintic, Corinne             The Northern Trust Company  Senior Vice President
Senior Vice President

McDonald, James D.             The Northern Trust Company  Senior Vice President
Senior Vice President

McGowan Gannon, Shannon        The Northern Trust Company  Vice President
Vice President

McGregor, Timothy T.           The Northern Trust Company  Senior Vice President
Senior Vice President

McInerney, Joseph W.           The Northern Trust Company  Vice President
Vice President

Mecca, Melinda S.              The Northern Trust Company  Senior Vice President
Senior Vice President

Mehta, Ashish R.               The Northern Trust Company  Vice President
Vice President

Mendel, Roger A.               The Northern Trust Company  Vice President
Vice President

Meservey, Marilyn J.           The Northern Trust Company  Vice President
Vice President

Michaels, Peter M.             The Northern Trust Company  Vice President
Vice President

Misenheimer, Eric              The Northern Trust Company  Senior Vice President
Senior Vice President

Missil, Kristin A.             Northern Trust Bank, N.A.   Vice President
Vice President

Mitchell, Robert G.            The Northern Trust Company  Vice President
Vice President

Miyashita, Taku                The Northern Trust Company  Vice President
Vice President

Muench, Scott O.               Northern Trust Bank, N.A.   Vice President
Vice President

Muiznieks, Katrina M.          The Northern Trust Company  Vice President
Vice President

Musial, Tim                    The Northern Trust Company  Vice President
Vice President

Myre, Matthew L.               The Northern Trust Company  Vice President
Vice President

Nellans, Charles J.            The Northern Trust Company  Vice President
Vice President

Nelligan, Barbara              The Northern Trust Company  Vice President
Vice President

Novicki, Amy D.                The Northern Trust Company  Senior Vice President
Senior Vice President

O'Donnell, Kevin Joseph        The Northern Trust Company  Vice President
Vice President

O'Shaughnessy, Kevin J.        The Northern Trust Company  Vice President
Vice President

Owens, Rosalind Ora            The Northern Trust Company  Vice President
Vice President

Pero, Perry R.                 The Northern Trust Company  Vice Chairman/
Director                       and Northern Trust          Head of Corporate
                               Corporation                 Risk Management

Pollak, Donald R.              The Northern Trust Company  Senior Vice President
Senior Vice President

Potter, Stephen N.             The Northern Trust Company  Executive Vice
Director                                                   President

Pries, Katie D.                The Northern Trust Company  Vice President
Vice President

Quinn, Patrick D.              The Northern Trust Company  Vice President
Vice President

Quintana, Maria E.             The Northern Trust Company  Vice President
Vice President

Rakowski, Andrew F.            The Northern Trust Company  Vice President
Vice President

Ranaldi, Anna Maria            The Northern Trust Company  Vice President
Vice President

Reeder, Brent D.               The Northern Trust Company  Vice President
Vice President

Ringo, Wesley L.               The Northern Trust Company  Senior Vice President
Senior Vice President

Rivera, Maria                  Northern Trust Bank, N.A.   Vice President
Vice President

Roberts, M. David              The Northern Trust Company  Vice President
Vice President

Robertson, Alan W.             The Northern Trust Company  Senior Vice President
Director & Senior Vice
President

Robertson, Colin A.            The Northern Trust Company  Senior Vice President
Senior Vice President

Rochford, Kevin J.             The Northern Trust Company  Senior Vice President
Director & Senior Vice
President

Rose, Henry Peter              The Northern Trust Company  Vice President
Vice President

Runquist, Lori Rae             The Northern Trust Company  Senior Vice President
Senior Vice President

Salata, Timothy J.             The Northern Trust Company  Vice President
Vice President

Sanchez, Vanessa M.            The Northern Trust Company  Vice President
Vice President

Santiccioli, Steven J.         Northern Trust Bank, N.A.   Vice President
Vice President

Schoenberger, Michael          The Northern Trust Company  Vice President
Vice President

Schweitzer, Eric K.            The Northern Trust Company  Senior Vice President
Senior Vice President

Seward, Richard Raymond        The Northern Trust Company  Vice President
Vice President

Shank, Ken M.                  The Northern Trust Company  Vice President
Vice President

Short, Robert C.               The Northern Trust Company  Vice President
Vice President

Skleney, Ronald J.             The Northern Trust Company  Vice President
Vice President

Skowron, Gail A.               The Northern Trust Company  Vice President
Vice President

Southworth, Theodore T.        The Northern Trust Company  Senior Vice President
Senior Vice President

Spears, Curtis L.              The Northern Trust Company  Vice President
Vice President

Sperrazza, Daniel A.           The Northern Trust Company  Senior Vice President
Senior Vice President

Streed, Robert N.              The Northern Trust Company  Senior Vice President
Senior Vice President

Sullivan, Carol H.             The Northern Trust Company  Vice President
Vice President

Syring, Ann F.                 The Northern Trust Company  Vice President
Vice President

Szaflik, Carolyn B.            Northern Trust Bank, N.A.   Vice President
Vice President

Szymanek, Frank D.             The Northern Trust Company  Vice President
Vice President

Taylor, Brad L.                The Northern Trust Company  Vice President
Vice President

Temple, Jan                    The Northern Trust Company  Senior Vice President
Senior Vice President

Tetrault, Jr., William J.      The Northern Trust Company  Vice President
Vice President

Toth, Terence J.               The Northern Trust Company  President
Director and President

Treccia, Stephanie S.          The Northern Trust Company  Vice President
Vice President

Trethaway, Jennifer Kamp       The Northern Trust Company  Executive Vice
Executive Vice President                                   President

Turner, Betsy Licht            The Northern Trust Company  Vice President
Vice President

Van Liew, Kristina Marie       The Northern Trust Company  Vice President
Vice President

Waddell, Frederick H.          The Northern Trust Company  President
Director

Walker, Sharon M.              Northern Trust Bank, N.A.   Vice President
Vice President

Wennlund, Lloyd A.             The Northern Trust Company  Executive Vice
Director and Executive                                     President
Vice President

Wetter, Steven R.              The Northern Trust Company  Vice President
Vice President

Wilke, Heather Ryan            The Northern Trust Company  Vice President
Vice President

Wilkins, Anthony E.            The Northern Trust Company  Senior Vice President
Senior Vice President

Wing, James M.                 The Northern Trust Company  Vice President
Vice President

Winters, Marie C.              The Northern Trust Company  Vice President
Vice President

Wong, Kai Yee                  Northern Trust Bank, N.A.   Vice President
Vice President

Wright, Mary Kay               The Northern Trust Company  Vice President
Vice President

Zutshi, Ajay                   The Northern Trust Company  Vice President
Vice President

                               Name and Principal
Name and Position with         Business Address            Connection with
Investment Adviser (NTGIE)     of Other Company            Other Company
-----------------------------  --------------------------  ---------------------

Bowers, Wayne George
Vice President

Cooke, Lucy
Vice President

Davidson, Ian Graham
Vice President

Dudley, Jr., Orie Leslie       The Northern Trust Company  Executive Vice
Director                                                   President
                               Northern Trust Investments  Director and
                                                           Executive
                                                           Vice President

Hogarth, Gordon N.
Senior Vice President

Jones, Diane
Vice President

Oliver, Edmund James
Vice President

Popat, Amit
Vice President

Potter, Stephen N.             The Northern Trust Company  Executive Vice
Director & Chief Executive                                 President
Officer                        Northern Trust Investments  Director

Rebelo, Bert
Vice President

Ring, Nicholas
Director & Senior Vice
President

Rochford, Kevin                The Northern Trust Company  Senior Vice President
Director

Rothwell, Richard Farrar
Vice President

Sagraves, Barry
Director & Senior
Vice President

Watson, Stephen D.
Vice President

White, Antony K.
Vice President

Wright, Simon
Vice President

ITEM 27. PRINCIPAL UNDERWRITERS
-------------------------------

     (a) Northern Funds Distributors, LLC (the "Distributor"), acts as distributor for Northern Institutional Funds pursuant to a distribution agreement dated December 31, 2000. The Distributor also acts as underwriter for Northern Funds.

     (b) The information required by this Item 27(b) with respect to each director, officer, or partner of Northern Funds Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Northern Funds Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-51242).

     (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of PFPC Inc., 99 High Street, 27/th/ Floor, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at 760 Moore Road, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTI, 50 S. LaSalle Street, Chicago Illinois 60690.

ITEM 29. MANAGEMENT SERVICES
-----------------------------

Not Applicable.

ITEM 30. UNDERTAKINGS
----------------------

Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 53 pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 53 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 29th day of March, 2004.

                                        NORTHERN INSTITUTIONAL FUNDS


                                        By: /s/ Lloyd A. Wennlund
                                            ------------------------------------
                                            Lloyd A. Wennlund
                                            President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 53 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             Name                      Title                  Date
--------------------------------   --------------   ----------------------------


/s/ Lloyd A. Wennlund
--------------------------------   President               March 29, 2004
Lloyd A. Wennlund


/s/ Brian Ovaert                                           March 29, 2004
--------------------------------   Vice President
                                   and Treasurer
Brian Ovaert


/s/ Richard G. Cline
--------------------------------   Trustee                 March 29, 2004
Richard G. Cline


/s/ Edward J. Condon, Jr.
--------------------------------   Trustee                 March 29, 2004
Edward J. Condon, Jr.


/s/ William J. Dolan, Jr.
--------------------------------   Trustee                 March 29, 2004
William J. Dolan, Jr.


/s/ Sharon Gist Gilliam
--------------------------------   Trustee                 March 29, 2004
Sharon Gist Gilliam


/s/ Sandra Polk Guthman
--------------------------------   Trustee                 March 29, 2004
Sandra Polk Guthman

/s/ Michael E. Murphy
--------------------------------   Trustee                 March 29, 2004
Michael E. Murphy


/s/ Mary Jacobs Skinner
--------------------------------   Trustee                 March 29, 2004
Mary Jacobs Skinner


/s/ Richard P. Strubel
--------------------------------   Trustee                 March 29, 2004
Richard P. Strubel


/s/ Stephen B. Timbers
--------------------------------   Trustee                 March 29, 2004
Stephen B. Timbers

              EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

(a)(9) Amendment No. 8 dated April 29, 2003 to the Agreement and Declaration of Trust

(b)(2)        Amendment No. 1 dated July 29, 2003 to the Amended and Restated
              By-Laws

(d)(16) Addendum No. 1 dated August 20, 2003 to the Investment Advisory Agreement between the Registrant and Northern Trust Investments, N.A.

(e)(2) Amended and Restated Schedule A dated August 21, 2003 to the Distribution Agreement by and between Registrant and Northern Funds Distributors, LLC

(g)(19) Addendum No. 12 dated April 29, 2003 to the Custodian Agreement between the Registrant and The Northern Trust Company

(g)(20) Addendum No. 13 dated July 29, 2003 to the Custodian Agreement between the Registrant and The Northern Trust Company

(g)(21) Addendum No. 5 dated July 29, 2003 to the Foreign Custody Agreement between Registrant and The Northern Trust Company

(h)(12) Addendum No. 11 dated August 20, 2003 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company

(h)(13)       Forms of Servicing Agreement for Class C and D Shares

(h)(14)       Forms of Servicing Agreement for Service and Premier Classes

(h)(22) Amended and Restated Schedule A dated August 20, 2003 to the Amended and Restated Co-Administration Agreement by and between Registrant, Northern Trust Investments, N.A. and PFPC Inc.

(j)(1)        Consent of Drinker Biddle & Reath LLP

(j)(2)        Consent of Independent Auditors